As filed with the Securities and Exchange Commission on July 6, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
 (Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Income Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman Income Funds

Investor Class Shares Institutional Class Shares Trust Class Shares	Class A Shares Class C Shares Class R3 Shares

Core Bond Fund Floating Rate Income Fund High Income Bond Fund Municipal Intermediate Bond Fund	Municipal Money Fund New York Municipal Money Fund Short Duration Bond Fund Strategic Income Fund
Semi-Annual Report April 30, 2010

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2

Floating Rate Income Fund	4

High Income Bond Fund	6

Municipal Intermediate Bond Fund	8

Municipal Money Fund	10

New York Municipal Money Fund	10

Short Duration Bond Fund	13

Strategic Income Fund	15

FUND EXPENSE INFORMATION	23

SCHEDULE OF INVESTMENTS

Core Bond Fund	25

Floating Rate Income Fund	31

High Income Bond Fund	36

Municipal Intermediate Bond Fund	43

Municipal Money Fund	48

New York Municipal Money Fund	52

Short Duration Bond Fund	54

Strategic Income Fund	57

FINANCIAL STATEMENTS	82

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC.  ©2010 Neuberger Berman Management LLC. All rights reserved. ©2010 Neuberger Berman Fixed Income LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	106

Floating Rate Income Fund	108

High Income Bond Fund	108

Municipal Intermediate Bond Fund	110

Municipal Money Fund	110

New York Municipal Money Fund	110

Short Duration Bond Fund	110

Strategic Income Fund	112

Directory	116

Proxy Voting Policies and Procedures	117

Quarterly Portfolio Schedule	117

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.   ©2010 Neuberger Berman Fixed Income LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

The significant turnaround in the fixed income markets continued over the six months ended April 30, 2010.

Looking back to the end of calendar year 2008 and the beginning of calendar year 2009, risk aversion had ruled the markets as the credit crisis and the rapidly weakening global economy had caused investors to seek shelter in ultra-safe short-term U.S. Treasury securities. Given those conditions, even an unabashed optimist would have had difficulty predicting the reversal of fortune in the fixed income markets since that time. Starting in the spring of 2009 and continuing throughout the reporting period, demand for the spread sectors (non-U.S. Treasuries) has been robust, helping to drive their outperformance versus Treasury securities.

A number of factors have triggered the change in investor sentiment and risk appetite. One is the improved economy, as the lengthiest recession since the Great Depression appears to have concluded. After contracting for four consecutive quarters, positive gross domestic product (GDP) growth resumed during the third quarter of calendar year 2009 and continued in the first quarter of calendar year 2010. Despite the economy's growth, the Federal Reserve has kept the Federal Funds rate at a historically low range of 0% to 0.25%. This, in turn, has spurred continued strong demand for non-Treasury securities (or spread sectors).

During the reporting period, our Fixed Income Funds were well positioned to benefit from this trend. In particular, their exposure to the areas of the market that had lagged the most during the credit crisis rewarded performance during the reporting period.

Looking ahead, we believe the U.S. economic recovery is sustainable. That said, we think GDP growth will likely moderate during the second half of the year as the federal government's stimulus package unwinds. Given, in our view, the possibility of increased market volatility as the year progresses, we believe that shareholders should maintain a long-term perspective, focusing not on near-term price movements but on seeking to achieve their ultimate financial goals.

As part of our continued commitment to helping you pursue your investment objectives, I am pleased to note the launch of Neuberger Berman Floating Rate Income Fund in December 2009. Managed by an experienced team, we believe the Fund is an attractive option for those who wish to generate income while attaining some protection from inflation. You will find commentary on the Fund in this report.

Finally, I would like to mention that Neuberger Berman recently celebrated its first anniversary of returning to our roots as an independent, employee-owned investment management firm. Drawing on a heritage that dates back to 1939, we continue to focus on our obligation to always put our clients first, while maintaining a singular focus on delivering superior long-term performance.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Core Bond Fund Commentary

For the six months ended April 30, 2010, Neuberger Berman Core Bond Fund posted a positive return and outperformed its benchmark, the Barclays Capital U.S. Aggregate Index.

A combination of generally favorable economic data, continued low short-term interest rates, benign inflation and better-than-expected corporate profits resulted in continued strong demand for the spread sectors (non-Treasuries). Against this backdrop, the spread sectors outperformed equal-duration Treasuries during the reporting period.

To a large extent, the spread sectors that were the most adversely affected during the 2008 credit crisis produced the best results during the six months covered by this report. These included commercial mortgage-backed securities (CMBS) and corporate bonds. Treasury Inflation Protected Securities (TIPS) also produced relatively strong returns given expectations for future inflation.

Many of the strategies that had helped the Fund generate strong returns during the 12 months preceding the reporting period continued to benefit its performance for the six months ended April 30, 2010. Particularly, the Fund's CMBS, investment-grade bonds, and non-agency mortgage-backed securities enhanced results as their spreads (the difference in yield between Treasuries and other bond sectors) narrowed. Among investment-grade holdings, the Fund's financial and industrial bonds produced the best results. In addition, the Fund's TIPS exposure and underweight in Treasuries were beneficial given the latter's underperformance versus the spread sectors.

We made a number of adjustments to the portfolio during the reporting period, such as paring its investment-grade bond exposure given the sector's strong results. The proceeds of those sales were used to increase the Fund's exposure to U.S. Treasury securities. This was done to broaden diversification and reduce overall risk exposure. We also increased the Fund's weighting in CMBS.

Looking ahead, we believe the U.S. economy will continue to grow as the year progresses. However, the expansion may be less robust given the winding down of the federal government's economic stimulus program. Given slower growth, continued high unemployment and benign inflation, we believe the Federal Reserve will keep the Federal Funds rate at the current historically low range of zero to 0.25% for an extended period. We continue to find the spread sectors attractive and believe that the Fund is appropriately positioned as it seeks to generate solid risk-adjusted returns.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Core Bond Fund

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

RATING SUMMARY
(as a % of total investments)

AAA/Government/Government Agency	63.9%
AA	3.9
A	11.3
BBB	12.2
BB	0.3
B	0.2
CCC	1.1
CC	0.2
C	0.0
D	0.0
Not Rated	0.0
Short Term	6.9
Total	100.0%

The Fund's portfolio holdings are categorized using the ratings assigned by Standard & Poor's, Moody's Investors Service, Inc., or Fitch Inc., nationally recognized statistical rating organizations. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

PERFORMANCE HIGHLIGHTS3,12,16
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2010
	Date	04/30/2010	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1997	4.34%	18.93%	5.28%	5.95%	5.63%
Institutional Class	10/01/1995	4.55%	19.50%	5.72%	6.39%	6.03%
Class A17	12/20/2007	4.35%	18.95%	5.48%	6.27%	5.94%
Class C17	12/20/2007	4.06%	18.17%	5.12%	6.09%	5.82%
With Sales Charge
Class A17		-0.07%	13.95%	4.57%	5.81%	5.63%
Class C17		3.06%	17.17%	5.12%	6.09%	5.82%
Barclays Capital U.S. Aggregate Index15		2.54%	8.30%	5.38%	6.43%	6.26%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2010, the 30-day SEC yield was 2.54%, 2.94%, 2.44% and 1.80% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.17%, 0.72%, 1.13% and 2.45% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.88%, 0.48%, 0.88% and 1.63% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2020 for Investor Class, Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

We are pleased to provide the first semi-annual report for Neuberger Berman Floating Rate Income Fund, which was launched on December 29, 2009. As portfolio managers for the Fund, we seek to generate a high level of current income for shareholders while maintaining a focus on capital preservation. The Fund invests primarily in floating rate senior secured loans that we believe have the potential for attractive risk-adjusted returns. Central to our discipline is rigorous credit research, as we look for companies with historically stable cash flows, liquidity and access to capital.

For the roughly four-month period from its inception through April 30, 2010, the Fund posted a positive return but underperformed its benchmark, the S&P/LSTA Leveraged Loan Index.

The floating rate bank loan market generated solid results during the reporting period. Performance was driven by a number of factors, including robust investor demand and a shrinking loan market. In addition, the combination of improving credit conditions and the strengthening economy resulted in a sharp decline in floating rate loan defaults. During the reporting period, the default rate among the securities in the benchmark fell from approximately 9.6% to 5.6%. Continuing the trend from 2009, lower-quality securities outperformed their higher-quality counterparts. Calendar year-to-date through April 30, 2010, the S&P/LSTA Leveraged Loan Index returned 6.16%, CCC-rated securities in the index gained 15% and BB-rated securities rose 4.6%, respectively.

Given our focus on generating high current income, we utilized the Fund's flexible mandate to diversify its assets by adding an allocation to non-floating rate securities. These securities — namely fixed-rate senior secured bonds — offered higher yields than the floating rate loans offered by the same issuer. At the end of the reporting period, approximately 17% of the Fund was held in fixed-rate senior secured bonds.

We also actively participated in the new issuance market, emphasizing securities in the primary rather than the secondary bank loan market. In addition, we emphasized larger, highly liquid names that offered compelling yields.

During the four months covered by this report, our higher-quality bias detracted from relative performance. Throughout the period, the Fund was underweighted in CCC-rated securities and overweighted in BB-rated issues versus the benchmark. This positioning was not rewarded given the outperformance of lower-rated and distressed securities.

From a sector perspective, security selection in publishing, chemicals and building and development companies detracted the most from results. In contrast, our security selection in financial intermediaries, utilities and food/drug retailers added the most to positive performance.

Looking ahead, we remain positive on prospects for the floating rate loan market. Given our belief that investors generally anticipate rising interest rates, we expect to see strong demand for the asset class. During the first four months of calendar year 2010, roughly $4 billion were newly invested in retail bank loan mutual funds. In contrast, $3.4 billion was invested in these mutual funds during all of 2009. We also continue to find compelling opportunities in the new issue market. Moving forward, we expect to maintain our emphasis on high-quality names that offer what we consider to be attractive yields. Finally, with the improved economic environment, it is our belief that floating rate default rates will decline further as the year progresses.

Sincerely,

Ann H. Benjamin, Thomas P. O'Reilly, Tim Van Kirk and Joe Lynch
Portfolio Co-Managers

Floating Rate Income Fund

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

RATING SUMMARY
(as a % of total investments)

AAA/Government/Government Agency	0.0%
AA	0.0
A	0.0
BBB	2.4
BB	29.9
B	58.1
CCC	6.2
CC	1.3
C	0.0
D	0.0
Not Rated	2.1
Short Term	0.0
Total	100.0%

The Fund's portfolio holdings are categorized using the ratings assigned by Standard & Poor's, Moody's Investors Service, Inc., or Fitch Inc., nationally recognized statistical rating organizations. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

PERFORMANCE HIGHLIGHTS7,16
	Inception Date	Cumulative Total Return Ended 04/30/2010 Life of Fund
At NAV
Institutional Class19	12/30/2009	2.88%
Class A	12/29/2009	2.81%
Class C19	12/30/2009	2.64%
With Sales Charge
Class A		-1.52%
Class C19		1.64%
S&P/LSTA Leveraged Loan Index15		6.55%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2010, the 30-day SEC yield was 5.04%, 3.91% and 3.96% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.38%, 1.75%, and 2.50% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.70%, 1.07% and 1.82% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

For the six months ended April 30, 2010, Neuberger Berman High Income Bond Fund posted a strong absolute return and performed roughly in line with its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

The impressive rally in the high yield market that began in the spring of 2009 continued during the reporting period. During this time, the themes that had supported the market since the beginning of the rebound remained in place. These included encouraging economic news, corporate profits that generally exceeded expectations and robust demand from investors.

The high yield market's continued gains and resiliency were noteworthy given ongoing high unemployment in the U.S., concerns regarding the debt crisis in Greece and the possibility of increased federal government reforms in the financial sector. Despite these challenges, the Fund's benchmark posted positive returns during all six months covered by this report. Lower rated Caa bonds generated strong results, gaining 15.33% over the six months ended April 30, 2010. In contrast, relatively higher rated Ba securities in the index returned 10.19%.

For the Fund, an overweight versus the benchmark in finance companies and security selection in telecommunications and health care were the largest positive contributors to relative performance. In contrast, security selection in retail and homebuilding, in addition to an underweight in insurance, were the largest detractors from relative results.

We made several adjustments to the portfolio during the reporting period, such as paring the Fund's exposure to Caa-rated securities. This was due to several factors, including capturing profits by selling names that had appreciated and reached our target price. In addition, a number of our Caa-rated holdings were upgraded. Given these upgrades, the Fund's exposure to B and Ba-rated securities increased during the period. We also focused on buying B and Ba names in the new issue market, as we believed them to be attractively structured and priced.

Looking ahead, despite concerns about relatively slow economic growth in the second half of 2010, we maintain our overall positive outlook for the high yield market. We continue to believe that the economic recovery is sustainable and that the technicals and fundamentals in the high yield market will support further spread narrowing. That said, we could see increased volatility and a potential correction in the high yield market given the length of the current rally. Should this occur, we would view it as an opportunity to add to existing holdings and initiate positions that we find to be attractively valued. As always, we will continue to conduct extensive research on potential securities for the portfolio as we seek to generate consistently strong risk-adjusted returns.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

High Income Bond Fund

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX

RATING SUMMARY
(as a % of total investments)

AAA/Government/Government Agency	0.0%
AA	0.0
A	0.0
BBB	7.1
BB	36.8
B	43.4
CCC	9.8
CC	0.3
C	0.0
D	0.0
Not Rated	0.0
Short Term	2.6
Total	100.0%

The Fund's portfolio holdings are categorized using the ratings assigned by Standard & Poor's, Moody's Investors Service, Inc., or Fitch Inc., nationally recognized statistical rating organizations. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

PERFORMANCE HIGHLIGHTS2,11,16
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2010
	Date	04/30/2010	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1992	11.68%	39.09%	8.31%	7.88%	8.10%
Institutional Class14	05/27/2009	11.78%	39.72%	8.40%	7.93%	8.13%
Class A14	05/27/2009	11.58%	39.00%	8.29%	7.87%	8.10%
Class C14	05/27/2009	11.28%	38.17%	8.16%	7.81%	8.06%
Class R314	05/27/2009	11.44%	38.75%	8.25%	7.85%	8.09%
With Sales Charge
Class A14		6.90%	33.10%	7.36%	7.40%	7.84%
Class C14		10.28%	37.17%	8.16%	7.81%	8.06%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index15		11.60%	42.53%	8.51%	7.83%	N/A

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2010, the 30-day SEC Yield was 7.52%, 7.69%, 6.99%, 6.54% and 7.07% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.06%, 0.93%, 1.29%, 2.04% and 5.55% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.03%, 0.77%, 1.14%, 1.89% and 1.39% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2013 for Investor Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

For the six months ended April 30, 2010, Neuberger Berman Municipal Intermediate Bond Fund posted a positive return but lagged its benchmark, the Barclays Capital 7-Year General Obligation Index.

While many states and local municipalities continued to face budgetary challenges, the municipal bond market generated solid results during the reporting period. Supporting the market was benign inflation and continued robust demand from investors who appear to be anticipating higher tax rates in the future. In addition, the falling supply of traditional tax-exempt municipal bonds, which can be partially attributed to the taxable Build America Bond program, was positive for the market.

Investors' risk appetite remained strong during the reporting period, as they sought to generate additional yield given the relatively low interest rate environment. Against this backdrop, lower-rated municipal bonds outperformed their higher-rated counterparts. To illustrate, the Barclays Capital BAA Municipal Bond Index gained 5.75% during the reporting period, while the Barclays Capital AAA Municipal Bond Index returned 2.57%.

The Fund's underperformance versus its benchmark was largely the result of its defensive positioning and higher quality bias. We believed this stance was appropriate given the lagging effect of rising tax revenues coming out of a prolonged recession. In particular, the Fund continued to emphasize higher quality revenue and general obligation bonds that tend to perform relatively well during difficult economic environments. This positioning detracted from results, as lower quality sectors, such as health care, generated superior results during the reporting period.

Also detracting from performance was the Fund's yield curve positioning. Throughout the reporting period, we utilized a barbell approach (investing in shorter and longer maturities). By contrast, the benchmark is concentrated in the eight- to 12-year portion of the curve, which provided stronger results.

Looking ahead, we continue to have a positive long-term outlook for the municipal market. In our view, the U.S. economy is likely to continue growing as the year progresses. That said, the expansion may be less robust given the winding down of the federal government's economic stimulus program. State and local governments are reporting growing budgetary imbalances as revenues are declining while expenditure requirements are becoming heavier. Those issuers with a limited degree of budgetary flexibility will be particularly challenged by such spending mandates. While headlines regarding state and local budget deficits could lead to periods of volatility, we believe the fundamental backdrop for the municipal bond market remains positive. With the possibility of higher tax rates in the future, we believe demand for tax-free bonds will remain strong. In addition, the Build America Bond program is generally expected to be extended, which would continue to temper the supply of tax-exempt municipal bonds.

As always, we will continue to actively manage the Fund and conduct thorough in-house fundamental research on the underlying credit characteristics of our existing and potential holdings.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

Municipal Intermediate Bond Fund

TICKER SYMBOLS
Investor Class	NMUIX

RATING SUMMARY
(as a % of total investments)

AAA/Government/Government Agency	25.0%
AA	45.3
A	25.8
BBB	0.0
BB	0.0
B	0.0
CCC	0.0
CC	0.0
C	0.0
D	0.0
Not Rated	0.0
Short Term	3.9
Total	100.0%

The Fund's portfolio holdings are categorized using the ratings assigned by Standard & Poor's, Moody's Investors Service, Inc., or Fitch Inc., nationally recognized statistical rating organizations. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

PERFORMANCE HIGHLIGHTS1,9,10,16
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2010
	Date	04/30/2010	1 Year	5 Years	10 Years	Life of Fund
Investor Class	07/09/1987	2.99%	4.97%	3.41%	4.53%	5.20%
Barclays Capital 7-Year GO Index15		3.56%	5.31%	4.92%	5.71%	6.19%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2010, the 30-day SEC yield for Investor Class shares was 2.31% and the tax-equivalent yield was 3.55% for an investor in the highest federal income tax bracket (35%).

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 1.12% for Investor Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.65%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2013 for Investor Class shares.

Municipal Money Fund Commentary

New York Municipal Money Fund Commentary

Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund provided returns that were roughly in line with their benchmark indices for the six months ended April 30, 2010.

The economy continued to expand during the reporting period. The U.S. Department of Commerce reported that fourth-quarter calendar-year 2009 gross domestic product (GDP) growth was 5.6%, a significant improvement over the 2.2% expansion during the third quarter of calendar-year 2009. With a first-quarter 2010 gain of 3.0%, GDP has now expanded three quarters in a row following four consecutive quarterly contractions. In our opinion, the improving economy was, in part, due to the federal government's stimulus program and the Federal Reserve's highly accommodative monetary policy.

In other economic news, the manufacturing sector rebounded during the reporting period. According to the Institute for Supply Management's Purchasing Managers Index, manufacturing expanded for nine straight months through April 2010, when the reading was its highest since June 2004. There were mixed developments in the housing market. While new home sales (by volume) fluctuated and declined late in the period, home prices rose on a year-over-year basis in February and March, as measured by the S&P/Case-Shiller Home Price Index.

There were some positive developments in the labor market during the reporting period. Employers added 290,000 jobs in April (as revised in the May report), the largest monthly gain since March 2006. In addition, the U.S. Department of Labor upwardly revised its new jobs data for the prior two months. Based on these revisions, nearly 550,000 new jobs were created during the first four months of 2010. With the labor market improving, it appears as if more people are looking to reenter the workforce, such that the unemployment rate rose to 9.9% in April compared to 9.7% in March.

As expected, the Federal Reserve kept the overnight Fed Funds rate at a range of zero to 0.25% during each of its meetings during the reporting period. At its meeting in April 2010, the Fed said that "economic conditions... are likely to warrant exceptionally low levels of the Federal Funds rate for an extended period."

Investor risk appetite remained robust during the majority of the six months ended April 30, 2010. However, in April 2010 there was a flight to quality largely due to the issues related to the debt crisis in Greece. Nevertheless, the spread sectors (non-U.S. Treasury securities) outperformed equal-duration Treasuries during the six months as a whole. Against this backdrop, one-year municipals rallied, with yields falling from 0.45% on October 31, 2009 to 0.39% on April 30, 2010. Declining tax-exempt issuance, combined with increased demand from investors, further contributed to the rally. It is also important to point out that, at the end of the reporting period, municipal securities had become more attractively valued in our view than equal-duration Treasuries, as the former's yields did not fall as much during the flight to quality.

Elsewhere, during the same period, yields on variable rate demand notes (VRDNs) moved from 0.26% to 0.30%, the one-month U.S. Treasury bill yield rose from 0.01% to 0.14%, and the 90-day U.S. Treasury yield moved from 0.05% to 0.16%.

Looking ahead, continued high unemployment and the overall fragile state of the housing market lead us to believe that the Fed may keep the Federal Funds rate unchanged through 2010 and possibly until early 2011. For the Fed to take quicker action, we believe it will likely need to see a healthy rebound in employment and/or a meaningful increase in core inflation.

Overall, given the potential for a reduction in stimulus funding, high unemployment and continued expectations for state and local revenue dislocation as well as real estate displacement, we believe that economic expansion is likely to be constrained moving forward. State and local governments are reporting growing budgetary imbalances as revenues are declining while expenditure requirements are becoming heavier. Those issuers with a limited degree of budgetary flexibility will be particularly challenged by such spending mandates.

Turning to the Funds, we plan to continue to monitor economic data closely and adjust the portfolios as we believe necessary. Given the near-term pressures on municipal credit quality, we anticipate maintaining a conservative approach, thoroughly analyzing the underlying issuers in seeking to ensure that they are of the highest quality and have the ability to make timely payments of principal and interest. From a sector perspective, we expect to continue emphasizing VRDNs for the portfolios.

Municipal Money Fund5,8,9,10,16

Neuberger Berman Municipal Money Fund returned 0.02% for the six-month period ended April 30, 2010, compared to the 0.01% return of the Crane Tax Exempt Retail Money Fund Index. Over the course of the reporting period, the Fund's seven-day current yield and seven-day tax-equivalent current yield (assuming taxation at the highest federal tax bracket) moved from 0.03% and 0.05% on October 31, 2009 to 0.01% and 0.02%, respectively, on April 30, 2010. Its seven-day tax-equivalent effective yield (also assuming taxation at the highest federal tax bracket) went from 0.05% on October 31, 2009 to 0.02% on April 30, 2010. The Fund's weighted average maturity went from 8.6 days on October 31, 2009 to 17.2 days on April 30, 2010.

New York Municipal Money Fund6,8,9,10,16

Neuberger Berman New York Municipal Fund returned 0.01% for the six-month period ended April 30, 2010, compared to the 0.01% return of the Crane New York Tax Exempt Money Fund Index. Over the course of the reporting period, the Fund's seven-day current yield and seven-day tax-equivalent current yield (assuming taxation at the highest federal, New York State and New York City income tax brackets) moved from 0.03% and 0.05% on October 31, 2009 to 0.01% and 0.02%, respectively, on April 30, 2010. Its seven-day tax-equivalent effective yield (also assuming taxation at the highest federal, New York State and New York City income tax brackets) went from 0.05% on October 31, 2009 to 0.02% on April 30, 2010. The Fund's weighted average maturity went from 10.2 days on October 31, 2009 to 17.7 days on April 30, 2010.

Sincerely,

William J. Furrer and Kristian J. Lind
Portfolio Co-Managers

Current and effective yield more closely reflect current earnings than does total return.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of each Fund are subject to change.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Municipal Money Fund

New York Municipal Money Fund

TICKER SYMBOLS
Municipal Money Fund	NMNXX
New York Municipal Money Fund	NYNXX

NB MUNICIPAL MONEY FUND MATURITY DIVERSIFICATION
(% by Maturity)

1 – 7 Days	91.5%
8 – 30 Days	3.0
31 – 90 Days	0.9
91 – 180 Days	0.0
181+ Days	4.6

NB NEW YORK MUNICIPAL MONEY FUND MATURITY DIVERSIFICATION
(% by Maturity)

1 – 7 Days	91.2%
8 – 30 Days	2.1
31 – 90 Days	3.0
91 – 180 Days	0.0
181+ Days	3.7

Short Duration Bond Fund Commentary

For the six months ended April 30, 2010, Neuberger Berman Short Duration Bond Fund posted a positive return and outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index.*

In many ways, the reporting period was a mirror image of the six months that preceded it. Demand for riskier and higher yielding securities remained robust as investors sought to generate incremental returns given the low interest rate environment. In addition, generally positive economic news, rebounding corporate profits, an accommodative Federal Reserve and low inflation supported the spread sectors (non-Treasuries). As a result, virtually every spread sector outperformed equal duration Treasuries during the six months covered by this report.

The Fund was well positioned to benefit from strong performance by the spread sectors. In particular, the Fund's non-agency residential mortgage-backed securities, commercial mortgage-backed securities (CMBS), asset-backed securities and investment grade bonds enhanced its results. Within the investment grade corporate bond market, the Fund's financial bonds were the best performers.

Slightly detracting from results was the Fund's duration positioning, which was marginally shorter than that of its benchmark. We felt this defensive posture was warranted to protect capital in the event that short-term interest rates moved sharply higher.

We made a number of adjustments to the Fund during the reporting period, such as increasing our exposure to BBB-rated industrial credits, where, in our opinion, we found attractively valued opportunities. Additionally, the portfolio's holdings of CMBS decreased throughout this timeframe as these positions were amortized or paid off at par. We then largely reinvested the proceeds in U.S. Treasury securities, which enhanced the Fund's diversification and reduced overall risk exposure.

Looking ahead, we believe the U.S. economy will continue to grow as the year progresses. However, the expansion may be less robust given the winding down of the federal government's economic stimulus program. Due to slower growth, continued high unemployment and tame inflation, we feel the Federal Reserve will keep the Federal Funds rate in the current historically low range of zero to 0.25% for an extended period. We remain mindful, however, that once the Federal Reserve begins to raise rates, the moves could be large and rapid. Against this backdrop, we continue to find the spread sectors attractive and it is our belief that the Fund is appropriately positioned as it seeks to generate solid risk-adjusted returns.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

*At the close of the reporting period, the Fund's broad-based index used for comparison purposes was changed to the Barclays Capital 1-3 Year U.S. Government/Credit Index, which more closely resembles the characteristics of the Fund's investments. The Fund also outperformed the Barclays index for the reporting period.

Short Duration Bond Fund

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX

RATING SUMMARY
(as a % of total investments)

AAA/Government/Government Agency	55.6%
AA	5.5
A	12.9
BBB	9.0
BB	0.4
B	7.1
CCC	3.4
CC	0.0
C	0.0
D	0.0
Not Rated	0.0
Short Term	6.1
Total	100.0%

The Fund's portfolio holdings are categorized using the ratings assigned by Standard & Poor's, Moody's Investors Service, Inc., or Fitch Inc., nationally recognized statistical rating organizations. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

PERFORMANCE HIGHLIGHTS1,16
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2010
	Date	04/30/2010	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/09/1986	4.76%	13.98%	1.93%	3.29%	5.00%
Trust Class18	08/30/1993	4.84%	14.05%	1.87%	3.21%	4.94%
Barclays Capital 1-3 Year U.S. Government/Credit Index15		1.26%	3.88%	4.50%	4.84%	6.06%
Merrill Lynch 1-3 Year Treasury Index15		0.79%	1.81%	4.18%	4.42%	5.86%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2010, the 30-day SEC Yield was 1.94% and 1.84% for Investor Class and Trust Class shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.19% and 1.59% for Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.72% and 0.82% for Investor Class and Trust Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2013 for Investor Class and Trust Class shares.

The Fund's broad-based index used for comparison purposes has been changed from the Merrill Lynch 1-3 Year Treasury Index to the Barclays Capital 1-3 Year U.S. Government/Credit Index because the new index more closely resembles the characteristics of the Fund's investments.

Strategic Income Fund Commentary

For the six months ended April 30, 2010, Neuberger Berman Strategic Income Fund posted a positive absolute return and outperformed its benchmark, the Barclays Capital U.S. Aggregate Index.

A combination of generally positive economic data, continued low short-term interest rates, benign inflation and better-than-expected corporate profits resulted in continued strong demand for the spread sectors (non-Treasuries). Against this backdrop, the spread sectors outperformed equal-duration Treasuries during the reporting period.

To a large extent, the spread sectors that were the most adversely affected during the 2008 credit crisis produced the best results during the six months covered by this report. These included commercial mortgage-backed securities (CMBS), investment grade and high yield corporate bonds, and emerging market debt. Treasury Inflation Protected Securities (TIPS) also produced relatively strong returns given expectations for future inflation.

Many of the strategies that helped the Fund generate strong returns during the previous fiscal year continued to benefit its performance for the six-month reporting period. In particular, the Fund's CMBS and high yield bond exposure were the largest contributors to results as their spreads (the difference in yield between Treasuries and other bond sectors) significantly narrowed. Investment grade bonds, non-agency mortgage-backed securities, TIPS, and emerging markets debt also enhanced the Fund's results. In addition, our underweight in Treasuries was beneficial given their underperformance versus the spread sectors.

We made a number of adjustments to the portfolio during the reporting period, such as increasing its high yield bond exposure, as we expected the sector to outperform Treasuries. We also pared the Fund's investment-grade bond exposure given the sector's strong results. The proceeds of those sales were used to increase the Fund's exposure to U.S. Treasury securities, which enhanced diversification and reduced overall risk exposure. In addition, we further reduced the Fund's investment-grade bond position and used the proceeds to increase its weighting in CMBS.

Looking ahead, we believe the U.S. economy will continue to grow as the year progresses. However, the expansion may be less robust given the winding down of the federal government's economic stimulus program. Due to slower growth, continued high unemployment and tame inflation, we believe the Federal Reserve will keep the Federal Funds rate at the current historically low range of zero to 0.25% for an extended period. We continue to find the spread sectors attractive and it is our belief that the Fund is appropriately positioned as it seeks to generate solid risk-adjusted returns.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Strategic Income Fund

TICKER SYMBOLS
Institutional Class	NSTLX
Trust Class	NSTTX
Class A	NSTAX
Class C	NSTCX

RATING SUMMARY
(as a % of total investments)

AAA/Government/Government Agency	31.4%
AA	2.9
A	8.5
BBB	16.2
BB	16.0
B	15.5
CCC	3.1
CC	0.1
C	0.0
D	0.0
Not Rated	0.1
Short Term	6.2
Total	100.0%

The Fund's portfolio holdings are categorized using the ratings assigned by Standard & Poor's, Moody's Investors Service, Inc., or Fitch Inc., nationally recognized statistical rating organizations. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

PERFORMANCE HIGHLIGHTS4,16
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2010
	Date	04/30/2010	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/11/2003	6.96%	20.30%	8.98%	8.79%
Trust Class13	04/02/2007	6.78%	20.01%	8.77%	8.63%
Class A13	12/20/2007	6.74%	19.93%	8.79%	8.65%
Class C13	12/20/2007	6.37%	19.09%	8.40%	8.36%
With Sales Charge
Class A13		2.21%	14.80%	7.85%	7.96%
Class C13		5.37%	18.09%	8.40%	8.36%
Barclays Capital U.S. Aggregate Index15		2.54%	8.30%	5.38%	4.78%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance. Because the Fund had a different goal and strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008, its performance during that time might have been different if current policies had been in effect.

For the period ended April 30, 2010, the 30-day SEC yield was 5.06%, 4.71%, 4.45% and 3.95% for Institutional Class, Trust Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 2.51%, 3.03%, 1.96% and 2.58% for Institutional Class, Trust Class, Class A and Class C shares, respectively, (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.78%, 1.13%, 1.18% and 1.88% for Institutional Class, Trust Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2020 for Institutional Class, Class A and Class C shares, and 10/31/2013 for Trust Class shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1
Neuberger Berman Management LLC ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse expenses of the following Funds so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.70% for Neuberger Berman Short Duration Bond Fund (Investor Class), 0.80% for Neuberger Berman Short Duration Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Intermediate Bond Fund (Investor Class) of average daily net assets. Each undertaking lasts until October 31, 2013. Each listed class of each Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each listed class of each Fund would have been lower. For the period ended April 30, 2010, there were no repayments of expenses to Management.

2
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman High Income Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 1.00%, 0.75%, 1.12%, 1.87% and 1.37% of average daily net assets for the Investor Class, Institutional Class, Class A, Class C and Class R3, respectively. These undertakings last until October 31, 2013. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2010, the Investor Class of the Fund reimbursed Management $93,652.

3
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Core Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.85%, 0.45%, 0.85% and 1.60% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2020. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2010, there were no repayments of expenses to Management. In addition, Management has voluntarily agreed to waive its management fee in the amount of 0.18% (0.25% prior to March 3, 2010 and 0.20% prior to March 1, 2006) of the Fund's average daily net assets. Management may, at its sole discretion, modify or terminate this voluntary waiver at any time without notice to the Fund. Absent such waiver, the performance of each class of the Fund would have been lower.

4	Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Strategic Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 1.10%, 0.75% (effective March 1, 2008, and 0.85% through February 28, 2008), 1.15% and 1.85% of average daily net assets for the Trust Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2013 for the Trust Class and until October 31, 2020 for the Institutional Class, Class A and Class C. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2010, there were no repayments of expenses to Management.

5	Management has contractually undertaken to forgo current payment of fees and/or reimburse the Investor Class of Neuberger Berman Municipal Money Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.59% of average daily net assets. The undertaking lasts until October 31, 2013. The Investor Class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed the above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of the Investor Class of the Fund would have been lower. For the period ended April 30, 2010, there were no repayments of expenses to Management. In addition to this contractual limitation, Management also voluntarily waived expenses as necessary to maintain a minimum yield for the Fund. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. Absent such waivers, the performance of the Investor Class of the Fund may have been lower.

6
Management has contractually undertaken to forgo current payment of fees and/or reimburse the Investor Class of Neuberger Berman New York Municipal Money Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.59% of average daily net assets. The undertaking lasts until October 31, 2013. The Investor Class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed the above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of the Investor Class of the Fund would have been lower. For the period ended April 30, 2010, there were no repayments of expenses to Management. In addition, Management has voluntarily undertaken to reimburse and/or waive certain expenses of the Investor Class of the Fund so that its total annual Operating Expenses are limited to 0.52% of average daily net assets (from June 5, 2006 through January 16, 2007), 0.47% of average daily net assets (from January 17, 2007 through January 21, 2008), 0.50% of average daily net assets (from January 22, 2008 to August 25, 2008) and 0.55% of average daily net assets (effective August 26, 2008). Absent such waivers, the performance of the Investor Class of the Fund would have been lower. In addition to these contractual and voluntary limitations, Management also voluntarily waived expenses as necessary to maintain a minimum yield for the Fund. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. Absent such waivers, the performance of the Investor Class of the Fund may have been lower.

7
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Floating Rate Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.70%, 1.07% and 1.82% of average daily net assets for the Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2013. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2010, there were no repayments of expenses to Management.

8	The "current yield" of a money market fund refers to the income generated by an investment in a fund over a recent 7- day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

9
Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a fund's income is exempt from federal income taxes. For Neuberger Berman New York Municipal Money Fund, tax-equivalent yield is calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

10	A portion of the income may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

11
The Fund is the successor to Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of Lipper Fund Premier Class. The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects the same as those of Lipper Fund. Returns would have been lower if the manager of Lipper Fund had not waived certain of its fees during the periods shown.

12
The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005, are those of Ariel Bond Fund Institutional Class and Ariel Bond Fund Investor Class. The performance information for Institutional Class is that of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through June 10, 2005. The performance information for Investor Class is that of Ariel Bond Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the class' commencement of operations), and that of Ariel Bond Fund Investor Class for the period February 1, 1997 (class' commencement of operations) through June 10, 2005. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. The investment policies, guidelines and restrictions of the Fund are in all material respects the same as those of Ariel Bond Fund. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown.

13
The Trust Class, Class A and Class C of Neuberger Berman Strategic Income Fund commenced operations on April 2, 2007, December 20, 2007 and December 20, 2007, respectively. The performance information for Trust Class, Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Strategic Income Fund. In making this translation, the performance information of the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C or Class R3.

14
The Institutional Class, Class A, Class C and Class R3 of Neuberger Berman High Income Bond Fund each commenced operations on May 27, 2009. The performance information for Institutional Class, Class A, Class C and Class R3 prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman High Income Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Institutional Class has lower expenses and typically higher returns than Investor Class.

15	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16
Please see "Glossary of Indices" starting on page 21 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

17
Class A and Class C of Neuberger Berman Core Bond Fund each commenced operations on December 20, 2007. The performance information for Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Core Bond Fund. In making this translation, the performance information for the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A or Class C.

18
For Neuberger Berman Short Duration Bond Fund, Life of Fund performance shown for the Trust Class is that of the Fund's Investor Class from the inception date of the Investor Class to the inception date of the Trust Class. The Investor Class has lower expenses and typically higher returns than the Trust Class.

19
The Institutional Class and Class C of Neuberger Berman Floating Rate Income Fund each commenced operations on December 30, 2009. The performance information for Institutional Class and Class C prior to the class' commencement of operations is that of Class A of Neuberger Berman Floating Rate Income Fund. In making this translation, the performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

Glossary of Indices

Barclays Capital 1-3 Year U.S. Government/Credit Index:
Includes all bonds in the U.S. Government Credit Index with at least one to three years to maturity. The U.S. Government Credit Index includes all securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued.

Barclays Capital 7-Year General Obligation Index:	An unmanaged total return performance benchmark for the intermediate-term, 7-year, investment grade General Obligations (State and Local) tax-exempt bond market.

Barclays Capital U.S. Aggregate Index:
An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:
An unmanaged sub-index of the Barclays Capital U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, noninvestment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

Crane New York Tax Exempt Money Fund Index:	An unmanaged simple average comprised of all money market mutual funds tracked by Crane Data investing primarily in New York municipal and tax exempt money market securities.

Crane Tax Exempt Retail Money Fund Index:
An unmanaged simple average comprised of all money market mutual funds tracked by Crane Data investing primarily in municipal and tax-exempt money market securities. Crane Data classifies money funds as Retail based on minimum investment (normally less than $1 million), expense ratio (normally 0.35% or greater) and target customer base.

S&P/LSTA Leveraged Loan Index:
A daily total return index that uses Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The Index represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Merrill Lynch 1-3 Year Treasury Index:	An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices or averages are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. You may also incur transaction costs, such as sales charges (loads). The following examples are intended to help you understand your ongoing costs of investing in a fund, which are the operating expenses described above, and do not include transaction costs. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2010 and held for the entire period. The table illustrates each fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 04/30/10 (Unaudited)

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 11/1/09	Ending Account Value 4/30/10		Expenses Paid During the Period(1) 11/1/09 - 4/30/10	Expense Ratio	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During the Period(1) 11/1/09 - 4/30/10	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,043.40		$4.31	.85%	$1,000.00	$1,020.58	$4.26	.85%
Institutional Class	$1,000.00	$1,045.50		$2.28	.45%	$1,000.00	$1,022.56	$2.26	.45%
Class A	$1,000.00	$1,043.50		$4.31	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class C	$1,000.00	$1,040.60		$8.10	1.60%	$1,000.00	$1,016.86	$8.00	1.60%

Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$1,028.80	(3)	$2.37	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,028.10	(2)	$3.69	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Class C	$1,000.00	$1,026.40	(3)	$6.16	1.82%	$1,000.00	$1,015.77	$9.10	1.82%

Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,116.80		$5.04	.96%	$1,000.00	$1,020.03	$4.81	.96%
Institutional Class	$1,000.00	$1,117.80		$3.94	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,115.80		$5.88	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,112.80		$9.80	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Class R3	$1,000.00	$1,114.40		$7.18	1.37%	$1,000.00	$1,018.00	$6.85	1.37%

Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,029.90		$3.27	.65%	$1,000.00	$1,021.57	$3.26	.65%

Neuberger Berman Municipal Money Fund
Investor Class	$1,000.00	$1,000.20		$1.49	.30%	$1,000.00	$1,023.31	$1.51	.30%

Neuberger Berman New York Municipal Money Fund
Investor Class	$1,000.00	$1,000.10		$1.34	.27%	$1,000.00	$1,023.46	$1.35	.27%

Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,047.60		$3.55	.70%	$1,000.00	$1,021.32	$3.51	.70%
Trust Class	$1,000.00	$1,048.40		$4.06	.80%	$1,000.00	$1,020.83	$4.01	.80%

Neuberger Berman Strategic Income Fund
Institutional Class	$1,000.00	$1,069.60		$3.85	.75%	$1,000.00	$1,021.08	$3.76	.75%
Trust Class	$1,000.00	$1,067.80		$5.64	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class A	$1,000.00	$1,067.40		$5.89	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class C	$1,000.00	$1,063.70		$9.47	1.85%	$1,000.00	$1,015.62	$9.25	1.85%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For the class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the period shown of December 29, 2009 to April 30, 2010).

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the period shown of December 30, 2009 to April 30, 2010).

(4)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (31.2%)
$5,000	U.S. Treasury Bills, 0.06%, due 6/3/10	$5,000
10,000	U.S. Treasury Bills, 0.12%, due 6/17/10	9,998
190	U.S. Treasury Bonds, 8.13%, due 8/15/19	259	ØØ
50	U.S. Treasury Bonds, 6.88%, due 8/15/25	65
211	U.S. Treasury Inflation Index Notes, 3.00%, due 7/15/12	228	ØØ
13,365	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17	14,705	ØØ
5,740	U.S. Treasury Notes, 2.38%, due 10/31/14	5,774	ØØ
5,970	U.S. Treasury Notes, 3.13%, due 1/31/17	5,992
1,600	U.S. Treasury Notes, 3.50%, due 2/15/18	1,625
2,960	U.S. Treasury Notes, 3.63%, due 8/15/19	2,965	ØØ

	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $45,760)	46,611

Mortgage-Backed Securities (36.4%)

Adjustable Rate Mortgages (1.8%)
251	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.25%, due 5/3/10	196	µ
131	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.28%, due 5/3/10	75	µ
348	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.03%, due 5/3/10	204	µ
332	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 5/3/10	295	µ
253	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 3.12%, due 5/3/10	218	µ
429	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 5.85%, due 5/3/10	332	µ
248	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 5.97%, due 5/3/10	171	µ
468	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 5.34%, due 5/3/10	261	µ
53	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 5.57%, due 5/3/10	32	µ
641	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 3.87%, due 5/3/10	568	µ
267	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.59%, due 5/3/10	188	µØØ
354	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.91%, due 5/3/10	204	µØØ
		2,744
Fannie Mae (31.7%)
8,266	Pass-Through Certificates, 6.00%, due 11/1/15 – 6/1/38	8,807
1,110	Pass-Through Certificates, 5.00%, due 3/1/21 – 8/1/38	1,158
97	Pass-Through Certificates, 8.50%, due 4/1/34	113
8,593	Pass-Through Certificates, 5.50%, due 11/1/35 – 1/1/39	9,062
26,685	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	28,107	Ø
		47,247
Freddie Mac (2.9%)
400	Pass-Through Certificates, 5.32%, due 5/3/10	422	µ
413	Pass-Through Certificates, 5.54%, due 5/3/10	436	µ
613	Pass-Through Certificates, 5.78%, due 5/3/10	652	µ
938	Pass-Through Certificates, 5.26%, due 5/3/10	991	µ
653	Pass-Through Certificates, 5.00%, due 5/1/23 – 1/1/39	680
57	Pass-Through Certificates, 6.50%, due 11/1/25	62
1,073	Pass-Through Certificates, 5.50%, due 10/1/38 & 11/1/38	1,134
		4,377
	Total Mortgage-Backed Securities (Cost $54,638)	54,368

 See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Corporate Debt Securities (29.6%)

Airlines (1.0%)
$530	Continental Airlines, Inc., Pass-Through Certificates, Ser. A, 7.25%, due 11/10/19	$567
442	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	438
425	Delta Air Lines, Inc., Pass-Through Certificates, Ser. A, 7.75%, due 12/17/19	464
		1,469
Banking (8.9%)
690	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 7.38%, due 5/15/14	777
360	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	363
1,115	Bank of America Corp., Unsecured Notes, 6.50%, due 8/1/16	1,203
595	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 5.65%, due 5/1/18	602
435	Barclays Bank PLC, Senior Unsecured Notes, 5.00%, due 9/22/16	451
520	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	540
1,015	Citigroup, Inc., Unsecured Notes, 8.50%, due 5/22/19	1,198
680	Citigroup, Inc., Senior Unsecured Notes, 8.13%, due 7/15/39	810
665	Credit Suisse, Subordinated Notes, 5.40%, due 1/14/20	677
685	Goldman Sachs Group, Inc., Senior Medium-Term Notes, 3.63%, due 8/1/12	698
325	Goldman Sachs Group, Inc., Medium-Term Notes, 6.00%, due 5/1/14	350
580	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	562
615	JP Morgan Chase & Co., Senior Unsecured Notes, 3.70%, due 1/20/15	628
690	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	732
1,575	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	1,553	ØØ
555	Regions Financial Corp., Senior Notes, 5.75%, due 6/15/15	556
415	Royal Bank of Scotland PLC, Guaranteed Medium-Term Notes, 4.88%, due 8/25/14	425	ñØØ
465	Wachovia Corp., Senior Unsecured Medium-Term Notes, Ser. G, 5.50%, due 5/1/13	506	ØØ
685	Wells Fargo & Co., Senior Notes, 3.63%, due 4/15/15	695
		13,326
Beverages (1.9%)
715	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 2.50%, due 3/26/13	719	ñ
1,125	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 7.75%, due 1/15/19	1,354	ñØØ
715	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 5.00%, due 4/15/20	725	ñ
		2,798
Chemicals (0.7%)
450	The Dow Chemical Co., Senior Unsecured Notes, 5.90%, due 2/15/15	494
475	The Dow Chemical Co., Senior Unsecured Notes, 8.55%, due 5/15/19	580
		1,074
Commercial Services (0.5%)
700	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	746	ñ
Diversified Capital Goods (0.2%)
315	Ingersoll-Rand Global Holding Co. Ltd., Guaranteed Notes, 6.00%, due 8/15/13	347
Diversified Financial Services (3.5%)
200	American Express Co., Senior Unsecured Notes, 8.13%, due 5/20/19	245
560	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	612
320	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	344
805	American Honda Finance Corp., Senior Notes, 3.50%, due 3/16/15	807	ñØØ

 See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$830	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	$919
730	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 6.88%, due 1/10/39	812
315	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	285
615	Merrill Lynch & Co., Senior Unsecured Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	654	ØØ
460	Nomura Holdings, Inc., Senior Unsecured Notes, 6.70%, due 3/4/20	493
		5,171
Electric (0.4%)
565	PSEG Power LLC, Senior Unsecured Notes, 2.50%, due 4/15/13	567	ñ
Electric - Integrated (0.3%)
265	Exelon Generation Co. LLC, Senior Unsecured Notes, 6.25%, due 10/1/39	277
235	FirstEnergy Solutions Corp., Guaranteed Notes, 4.80%, due 2/15/15	243
		520
Energy - Exploration & Production (0.5%)
645	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	716
Food (0.7%)
140	Kraft Foods, Inc., Senior Unsecured Notes, 6.13%, due 2/1/18	155	ØØ
820	Kraft Foods, Inc., Senior Unsecured Notes, 6.50%, due 2/9/40	882
		1,037
Gas Distribution (0.2%)
325	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	345	ØØ
Insurance (1.0%)
450	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	457
550	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.50%, due 3/30/20	546
545	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	553	ØØ
		1,556
Media (1.8%)
395	CBS Corp., Guaranteed Notes, 5.75%, due 4/15/20	410
680	DirecTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	719
285	News America, Inc., Guaranteed Notes, 6.90%, due 8/15/39	319
580	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	727	ØØ
480	Time Warner, Inc., Guaranteed Unsecured Notes, 6.88%, due 5/1/12	528
		2,703
Media - Broadcast (0.5%)
685	NBC Universal, Inc., Notes, 5.15%, due 4/30/20	693	ñ
Media - Cable (0.4%)
610	Comcast Corp., Guaranteed Notes, 6.40%, due 3/1/40	634

 See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Metals/Mining Excluding Steel (0.7%)
$530	AngloGold Holdings PLC, Senior Notes, 5.38%, due 4/15/20	$536
530	Southern Copper Corp., Senior Unsecured Notes, 6.75%, due 4/16/40	534
		1,070
Office/Business Equipment (0.2%)
245	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	261	ØØ
Oil Refining & Marketing (0.3%)
380	Valero Energy Corp., Guaranteed Notes, 6.63%, due 6/15/37	382	ØØ
Pharmaceuticals (0.1%)
90	Express Scripts, Inc., Guaranteed Notes, 5.25%, due 6/15/12	96
Pipelines (1.0%)
160	NGPL Pipeco LLC, Senior Unsecured Notes, 6.51%, due 12/15/12	176	ñØØ
425	Plains All American Pipeline L.P., Guaranteed Notes, 4.25%, due 9/1/12	444	ØØ
810	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.63%, due 4/15/20	810	ñ
		1,430
Real Estate (0.3%)
330	WEA Finance LLC, Guaranteed Notes, 7.50%, due 6/2/14	376	ñØØ
REITs (0.7%)
485	Simon Property Group LP, Senior Unsecured Notes, 5.88%, due 3/1/17	519	ØØ
420	Simon Property Group LP, Senior Unsecured Notes, 10.35%, due 4/1/19	544	ØØ
		1,063
Retail (0.3%)
429	CVS Pass-Through Trust, Pass-Through Certificates, 7.51%, due 1/10/32	485	ñ
Semiconductors (0.2%)
335	Analog Devices, Inc., Senior Unsecured Notes, 5.00%, due 7/1/14	356
Steel Producers/Products (0.6%)
745	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	970
Telecom - Integrated/Services (0.3%)
360	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	393	ØØ
Telecommunications (1.2%)
570	America Movil SAB de CV, Guaranteed Notes, 5.00%, due 3/30/20	574	ñØØ
465	AT&T, Inc., Senior Unsecured Notes, 4.85%, due 2/15/14	504
430	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 4.95%, due 9/30/14	443	ØØ
230	Vodafone Group PLC, Senior Unsecured Notes, 4.15%, due 6/10/14	241	ØØ
		1,762

 See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Tobacco (1.2%)
$295	Altria Group, Inc., Guaranteed Notes, 9.70%, due 11/10/18	$371
185	Altria Group, Inc., Guaranteed Notes, 9.95%, due 11/10/38	250
795	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	897	ØØ
285	Lorillard Tobacco Co., Guaranteed Notes, 6.88%, due 5/1/20	293
		1,811
	Total Corporate Debt Securities (Cost $41,876)	44,157

Asset-Backed Securities (12.5%)
169	ACE Securities Corp., Ser. 2006-FM1, Class A2B, 0.35%, due 5/25/10	66	µ
185	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.66%, due 5/3/10	179	µ
500	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 2/10/51	529
28	Banc of America Funding Corp., Ser. 2006-G, Class 2A2, 0.34%, due 5/20/10	28	µ
85	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.48%, due 5/20/10	60	µ
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	543
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	406
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.41%, due 5/25/10	147	µ
220	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class M2, 0.58%, due 5/25/10	25	µ
26	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.72%, due 5/25/10	24	µ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.63%, due 5/25/10	29	µ
1,050	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.02%, due 5/3/10	1,062	µ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	488
158	Countrywide Alternative Loan Trust, Ser. 2006-0C9, Class A2B, 0.50%, due 5/25/10	4	µ
155	Countrywide Asset-Backed Certificates, Ser. 2007-BC2, Class 2A1, 0.35%, due 5/25/10	146	µ
83	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.46%, due 5/25/10	69	µ
155	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.53%, due 5/25/10	118	µ
146	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36	153
225	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C4, Class A3, 5.12%, due 8/15/38	232
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.72%, due 5/3/10	76	µ
45	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.80%, due 5/3/10	43	µ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.22%, due 5/3/10	244	µ
140	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.43%, due 5/17/10	125	ñµ
700	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	688
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	95
130	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	124
140	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB6, Class A22, 0.35%, due 5/25/10	138	µ
606	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.43%, due 5/25/10	443	µ
47	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.52%, due 5/25/10	43	µ
750	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.82%, due 5/3/10	731	µ
46	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 1.01%, due 5/17/10	40	µ
29	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.50%, due 5/25/10	27	µ
106	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.48%, due 5/25/10	91	µ
175	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	174
500	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.80%, due 5/3/10	490	µ
600	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	614
400	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	406
85	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.42%, due 5/20/10	79	µ
102	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.44%, due 5/20/10	92	µ
178	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.36%, due 5/25/10	59	µ
186	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.35%, due 5/25/10	163	µ
113	IndyMac Loan Trust, Ser. 2005-L2, Class A1, 0.48%, due 5/25/10	28	µ
2	JP Morgan Alternative Loan Trust, Ser. 2006-A3, Class 1A2, 0.33%, due 5/25/10	2	µ
6	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 1A2, 0.34%, due 5/25/10	6	µ
12	JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A1B, 0.34%, due 5/25/10	12	µØØ
2,380	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.75%, due 5/3/10	2,413	µØØ

 See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.82%,	$1,248	µØØ
	due 5/3/10
480	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 5.87%, due 5/3/10	503	µ
325	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	321
200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	193
555	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class ASB, 5.69%, due 2/12/51	578	ØØ
500	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	499	ØØ
144	JP Morgan Mortgage Acquisition Corp., Ser. 2006-CW2, Class AV3, 0.36%, due 5/25/10	142	µ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.72%, due 7/13/10	0	µ#*
75	Merrill Lynch First Franklin Mortgage Loan, Ser. 2007-2, Class A2A, 0.37%, due 5/25/10	75	µØØ
1,400	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.75%, due 5/3/10	1,361	µØØ
700	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	664	ØØ
42	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 4.31%, due 5/25/10	2	µØØ
300	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	305	ØØ
66	MSCC Heloc Trust, Ser. 2003-2, Class A, 0.52%, due 5/25/10	50	µØØ
270	Newcastle CDO Ltd., Ser. 2004-4A, Class 3FX, 5.11%, due 3/24/39	3	ñØØ
201	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.38%, due 5/25/10	98	µØØ
177	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.52%, due 5/25/10	158	µØØ
456	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.36%, due 5/25/10	283	µØØ
32	Popular ABS Mortgage Pass-Through Trust, Ser. 2006-E, Class A1, 0.35%, due 5/25/10	31	µØØ
150	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.47%, due 5/25/10	60	µØØ
14	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.94%, due 5/25/10	9	µØØ
36	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 0.98%, due 5/25/10	23	µØØ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.80%, due 5/25/10	6	µØØ
191	SLM Student Loan Trust, Ser. 2008-6, Class A1, 0.72%, due 7/26/10	191	µØØ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.94%, due 5/25/10	3	µØØ
48	Wachovia Asset Securitization, Inc., Ser. 2003-HE3, Class A, 0.51%, due 5/25/10	32	µØØ
10	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.74%, due 5/3/10	10	µØØ

	Total Asset-Backed Securities (Cost $20,061)	18,602

NUMBER OF SHARES

Short-Term Investments (8.2%)
12,220,916	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $12,221)	12,221

	Total Investments (117.9%) (Cost $174,556)	175,959	##

	Liabilities, less cash, receivables and other assets [(17.9%)]	(26,720)

	Total Net Assets (100.0%)	$149,239

 See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Bank Loan Obligationsµ (82.1%)
Aerospace & Defense (2.6%)
$499	Booz Allen & Hamilton, Inc., Term Loan C, 6.00%, due 7/31/15	$500
499	TASC, Inc., Term Loan B, 5.75%, due 12/18/14	500
		1,000
AirTransport (0.6%)
247	Delta Air Lines, Inc., Term Loan A, 2.25%, due 4/30/12	241
All Telecom (3.5%)
500	Integra Telecom Holdings, Inc., Term Loan, 9.25%, due 4/7/15	502
250	Level 3 Financing, Inc., Term Loan B, 2.50%, due 3/13/14	234
600	Skype Technologies SA, Term Loan B, 7.00%, due 2/2/15	600
		1,336
Automotive (2.7%)
248	Allison Transmission, Inc., Term Loan B, 3.00%, due 8/7/14	237
499	Ford Motor Co., Term Loan B1, 3.26%, due 12/16/13	481
293	Oshkosh Truck Corp., Term Loan B, 6.25%, due 12/6/13	293
		1,011
Building & Development (3.2%)
499	CB Richard Ellis Services, Term Loan B, 6.00%, due 12/20/13	498
258	Custom Building Products, Term Loan, 5.75%, due 3/14/15	258
106	Realogy Corp., Term Loan B, 3.29%, due 10/10/13	96
393	Realogy Corp., Term Loan B, 4.22%, due 10/10/13	356
		1,208
Business Equipment & Services (5.7%)
1,000	Advantage Sales & Marketing LLC, Term Loan, 5.00%, due 4/7/16	1,003	¢
250	Advantage Sales & Marketing LLC, Term Loan, 8.50%, due 4/7/17	250	¢
467	Information Solutions Co., Term Loan B, 4.75%, due 3/2/16	469
241	Sabre, Inc., Term Loan B, 2.25%, due 9/30/14	228
249	U.S. Investigations Services, Inc., Term Loan B, 3.27%, due 2/21/15	232
		2,182
Cable & Satellite Television (2.4%)
500	Mediacom LLC, Term Loan E, 4.50%, due 10/20/17	500	¢
417	Mediacom LLC, Term Loan, 4.50%, due 10/20/17	417
		917
Chemicals & Plastics (5.3%)
333	CF Industries, Inc., Term Loan B1, 5.75%, due 4/5/15	335
333	Lyondell Chemical Co., Term Loan, 5.50%, due 3/14/16	334
399	Momentive Performance, Inc., Term Loan B1, 2.50%, due 12/4/13	377
248	PQ Corp., Term Loan B, 3.48%, due 7/30/14	229

 See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$480	Rockwood Specialties Group, Inc., Term Loan F, 6.00%, due 7/30/14	$483
267	Solutia, Inc., Term Loan B, 4.75%, due 3/2/17	268
		2,026
Conglomerates (1.3%)
499	JohnsonDiversy, Inc., Term Loan B, 5.50%, due 11/23/15	503
Containers & Glass Products (1.2%)
436	Graham Packaging Co. L.P., Term Loan C2, 6.75%, due 4/30/14	439
Drugs (1.1%)
188	Warner Chilcott Co. LLC, Term Loan A, 5.50%, due 10/31/14	188
144	Warner Chilcott Co. LLC, Term Loan B2, 5.75%, due 4/30/15	144
86	Warner Chilcott Corp., Term Loan B1, 5.75%, due 4/30/15	86
		418
Electronics/Electrical (6.3%)
400	Ceridian Canada Holdings Corp., Term Loan, 3.26%, due 11/8/14	379
497	First Data Corp., Term Loan B1, 3.03%, due 9/24/14	448
250	First Data Corp., Term Loan B2, 3.00%, due 9/24/14	225
533	Intergraph Corp., Term Loan B, 6.00%, due 5/29/14	535
800	Reynolds & Reynolds Co., Term Loan B, 5.25%, due 4/1/17	799
		2,386
Financial Intermediaries (3.6%)
141	AIG/Delos Aircraft, Inc., Term Loan B2, 7.00%, due 3/5/16	143
192	AIG/International Lease Finance Corp., Term Loan B1, 6.75%, due 2/23/15	196
333	American General Finance Corp., Term Loan B, 7.25%, due 4/8/15	334
500	Chrysler Financial Services LLC, Term Loan B, 6.73%, due 2/13/14	497
250	Nuveen Investments, Inc., Term Loan B, 3.32%, due 11/13/14	227
		1,397
Food Products (1.5%)
23	Dole Food Co., Inc., Term Loan B1, 5.00%, due 2/1/17	23
56	Dole Food Co., Inc., Term Loan C1, 5.00%, due 2/1/17	56
500	Pinnacle Foods Finance LLC, Term Loan C, 7.50%, due 4/2/14	503
		582
Food Service (1.9%)
499	Arby's Restaurant Group, Inc., Term Loan B, 7.25%, due 7/15/12	502
20	OSI Restaurant Partners, Inc., Term Loan B, 2.56%, due 6/14/13	18
218	OSI Restaurant Partners, Inc., Term Loan B, 2.56%, due 6/14/14	197
		717

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Food/Drug Retailers (1.3%)
$496	Rite Aid Corp., Term Loan B3, 6.00%, due 6/4/14	$490
Health Care (7.7%)
499	Alliance Healthcare Services, Inc., Term Loan B, 5.50%, due 5/31/16	498
239	Fresenius SE, Term Loan C1, 4.50%, due 9/1/14	240
136	Fresenius SE, Term Loan C2, 4.50%, due 9/1/14	137
594	IMS Health, Inc., Term Loan B, 5.25%, due 11/9/16	597
455	Multiplan, Inc., Term Loan D, 6.00%, due 4/2/13	455
499	RehabCare Group, Inc., Term Loan B, 6.00%, due 11/24/15	501
499	Rural/Metro Operating Co. LLC, Term Loan B, 7.00%, due 12/9/14	503
		2,931
Industrial Equipment (2.2%)
420	Bucyrus Int'l, Inc., Term Loan B, 4.50%, due 2/28/16	423
400	Manitowoc Co., Inc., Term Loan A, 7.50%, due 9/30/14	400
		823
Leisure Goods/Activities/Movies (1.8%)
500	Six Flags Theme Parks, Inc., Term Loan, 6.00%, due 4/21/16	500	¢
200	Universal City Development, Term Loan B, 5.50%, due 10/13/14	201	¢
		701
Lodging & Casinos (3.9%)
450	Harrah's Operating Co., Inc., Term Loan B2, 3.25%, due 1/28/15	396
249	Harrah's Operating Co., Inc., Term Loan B4, 9.50%, due 10/31/16	258
206	Las Vegas Sands LLC, Term Loan B, 2.01%, due 5/23/14	195
42	Las Vegas Sands LLC, Term Loan DD, 2.01%, due 5/23/14	39
124	VML US Finance LLC, Term Loan DD, 4.76%, due 5/25/12	122
214	VML US Finance LLC, Term Loan B, 4.76%, due 5/25/13	211
250	WM Bolthouse Farms, Inc., Term Loan, 5.50%, due 1/25/16	251
		1,472
Oil & Gas (4.5%)
491	Atlas Pipeline Partners L.P., Term Loan B, 6.75%, due 7/19/14	491
500	Dresser, Inc., Term Loan, 6.00%, due 5/4/15	484
498	MEG Energy Corp., Term Loan D, 6.00%, due 4/3/16	496
241	Targa Resources, Inc., Term Loan B, 6.00%, due 6/4/17	241
		1,712
Publishing (5.8%)
233	DEX Media West LLC, Term Loan, 7.50%, due 10/24/14	221
249	Harland Clarke Holdings Corp., Term Loan B, 2.73%, due 6/30/14	230
800	Quad Graphics, Inc., Term Loan B, 5.50%, due 1/26/16	793	¢
520	RH Donnelley, Inc., Term Loan D, 9.25%, due 6/30/11	505
497	Cengage Learning Acquisitions, Inc., Term Loan B, 2.75%, due 7/5/14	446
		2,195

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Radio & Television (4.4%)
$500	Clear Channel Communications, Inc., Term Loan B, 3.88%, due 1/29/16	$416
491	Fox Acquisition Sub LLC, Term Loan B, 7.50%, due 7/14/15	486
249	Local TV on Satellite LLC, Term Loan B, 2.26%, due 5/7/13	228
328	TWCC Holding Corp., Term Loan, 5.00%, due 9/14/15	330
250	Univision Communications, Inc., Term Loan B, 2.50%, due 9/29/14	228
		1,688
Retailers (except food & drug) (3.3%)
400	Bass Pro Group LLC, Term Loan B, 5.00%, due 3/19/15	401
339	Harbor Freight Tools, Inc., Term Loan, 5.00%, due 2/25/16	340
500	Pilot Travel Centers LLC, Term Loan B, 5.25%, due 12/15/15	502	¢
		1,243
Utilities (4.3%)
205	Great Point Power, Term Loan DD, 5.50%, due 2/4/17	205	¢
1,245	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.75%, due 10/10/14	1,008
500	TPF Generation Holdings LLC, Term Loan, 4.48%, due 12/15/14	462
		1,675
	Total Bank Loan Obligations (Cost $30,943)	31,293

Corporate Debt Securities (17.6%)

AirTransport (2.3%)
150	American Airlines, Inc., Senior Secured Notes, 10.50%, due 10/15/12	161	ñØØ
245	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 9.00%, due 7/8/16	269
150	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	150	ØØ
45	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	47	ñØØ
250	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-1, 10.40%, due 11/1/16	271	ØØ
		898
Banking (1.2%)
500	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	476	ØØ
Cable & Satellite Television (1.0%)
365	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.50%, due 1/15/18	367	ñØØ
Chemicals (0.6%)
215	LBI Escrow Corp., Senior Secured Notes, 8.00%, due 11/1/17	223	ñØØ
Electric - Generation (0.9%)
350	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	346	ØØ
Electronics (1.2%)
300	Freescale Semiconductor, Inc., Senior Secured Notes, 10.13%, due 3/15/18	324	ñ
125	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	130	ñ
		454

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Energy - Exploration & Production (1.1%)
$405	ATP Oil & Gas Corp., Senior Secured Notes, 11.88%, due 5/1/15	$404	ñ
Gaming (0.2%)
60	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	63	ñØØ
Gas Distribution (1.2%)
500	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	459	ØØ
Health Care (1.5%)
250	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	275	ñØØ
300	HCA, Inc., Senior Secured Notes, 7.25%, due 9/15/20	314	ñØØ
		589
Industrial Equipment (0.7%)
250	RSC Equipment Rental, Inc., Senior Secured Notes, 10.00%, due 7/15/17	273	ñ
Telecom - Integrated/Services (2.1%)
300	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	310	ñØØ
115	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	118	ñØØ
100	PAETEC Holding Corp., Guaranteed Notes, 8.88%, due 6/30/17	103
250	Valor Telecommunications Enterprises Finance Corp., Guaranteed Notes, 7.75%, due 2/15/15	256	ØØ
		787
Telecom - Wireless (1.5%)
200	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	208	ñØØ
350	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	363	ØØ
		571
Utilities (2.1%)
300	Calpine Corp., Senior Secured Notes, Ser. AI, 7.25%, due 10/15/17	291
300	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	283	ØØ
230	Energy Future Holdings Corp., Senior Secured Notes, 10.00%, due 1/15/20	242	ñØØ
		816
	Total Corporate Debt Securities (Cost $6,594)	6,726

NUMBER OF SHARES

Short-Term Investments (9.0%)
3,434,628	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,435)	3,435	ØØ

	Total Investments (108.7%) (Cost $40,972)	41,454	##

	Liabilities, less cash, receivables and other assets [(8.7%)]	(3,311)

	Total Net Assets (100.0%)	$38,143

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Bank Loan Obligationsµ (0.5%)

Electric - Generation (0.5%)
$4,135	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.75%, due 10/10/14 (Cost $3,178)	$3,346

Corporate Debt Securities (97.8%)

Airlines (2.7%)
1,117	American Airlines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 10.38%, due 7/2/19	1,293
2,460	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	2,605	ñ
6,535	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	7,156
6,062	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	5,698
		16,752
Apparel/Textiles (0.2%)
1,495	Levi Strauss & Co., Senior Notes, 7.63%, due 5/15/20	1,510	ñØ
Auto Loans (2.3%)
5,230	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.70%, due 10/1/14	5,642
7,975	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	8,449
		14,091
Automakers (1.5%)
2,200	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	2,244
255	Ford Motor Co., Senior Unsecured Notes, 8.90%, due 1/15/32	256
3,098	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	3,222
3,670	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	3,872
		9,594
Banking (8.3%)
13,078	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	12,441
18,198	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	17,310
2,540	Ally Financial LLC, Guaranteed Notes, Ser. 8, 6.75%, due 12/1/14	2,534
1,770	Ally Financial LLC, Senior Unsecured Notes, 0.00%, due 6/15/15	1,182
8,250	Ally Financial LLC, Subordinated Notes, 8.00%, due 12/31/18	8,219
9,390	Ally Financial LLC, Guaranteed Notes, 8.00%, due 11/1/31	9,155
355	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.27%, due 11/14/16	234	ñµ
805	Lloyds Banking Group PLC, Junior Subordinated Notes, Ser. A, 6.41%, due 10/1/35	531	ñµ
		51,606
Beverage (0.2%)
1,165	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	1,196
Building Materials (2.4%)
6,455	Goodman Global Group, Inc., Senior Discount Notes, 0.00%, due 12/15/14	3,938	ñ
1,125	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	1,150
4,740	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	5,042

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$1,930	Ply Gem Industries, Inc., Senior Subordinated Notes, 13.13%, due 7/15/14	$2,007	ñ
2,605	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	2,814	ñ
		14,951
Chemicals (2.7%)
1,495	CF Industries, Inc., Senior Unsecured Notes, 6.88%, due 5/1/18	1,559
775	CF Industries, Inc., Senior Unsecured Notes, 7.13%, due 5/1/20	816
1,500	Huntsman Int'l LLC, Guaranteed Notes, 7.88%, due 11/15/14	1,522
4,340	LBI Escrow Corp., Senior Secured Notes, 8.00%, due 11/1/17	4,497	ñ
3,440	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	3,552	ñ
4,231	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	4,760	ñÈ
		16,706
Consumer/Commercial/Lease Financing (2.5%)
6,450	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	5,953
3,355	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	2,817
1,830	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. Q, 5.25%, due 1/10/13	1,721
2,855	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 5/1/13	2,696
2,480	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	2,449	ñ
		15,636
Department Stores (0.5%)
1,090	Macy's Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	1,041
2,305	Macy's Retail Holdings, Inc., Guaranteed Senior Notes, 6.90%, due 4/1/29	2,190
		3,231
Diversified Capital Goods (0.3%)
2,185	RBS Global & Rexnord Corp., Guaranteed Notes, 8.50%, due 5/1/18	2,190	ñ
Electric - Generation (5.7%)
1,170	Calpine Construction Finance Co. L.P., Senior Secured Notes, 8.00%, due 6/1/16	1,211	ñ
10,600	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	8,480
8,218	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	5,588
10,595	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	8,343	È
7,422	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	5,381
924	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	915
2,290	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	2,267
3,545	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	3,492
		35,677
Electric - Integrated (0.3%)
1,565	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,639	ñ
Electronics (2.2%)
1,940	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	1,998	ñ
4,475	Flextronics Int'l Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	4,497	ØØ
2,570	Freescale Semiconductor, Inc., Senior Secured Notes, 10.13%, due 3/15/18	2,776	ñÈ
4,125	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	4,290	ñ
		13,561

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Energy - Exploration & Production (4.5%)
$9,025	ATP Oil & Gas Corp., Senior Secured Notes, 11.88%, due 5/1/15	$9,002	ñ
325	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	356
9,965	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	9,940
1,845	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	1,903
2,296	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	2,462
1,560	Forest Oil Corp., Guaranteed Notes, 8.50%, due 2/15/14	1,658
2,655	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	2,755	ñ
		28,076
Food & Drug Retailers (1.2%)
1,420	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	1,502
3,095	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	3,408
2,640	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	2,848
		7,758
Forestry/Paper (1.6%)
3,380	Georgia-Pacific LLC, Guaranteed Notes, 7.00%, due 1/15/15	3,515	ñ
2,080	Georgia-Pacific LLC, Guaranteed Notes, 8.25%, due 5/1/16	2,278	ñ
3,420	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	3,899	ñ
		9,692
Gaming (4.7%)
4,445	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	5,156	ñ
2,950	Harrah's Operating Co., Inc., Guaranteed Notes, 5.63%, due 6/1/15	2,102
6,675	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	5,874
3,160	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	3,591	ñ
1,970	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	2,069	ñ
2,505	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	2,561	ñ
1,780	Peninsula Gaming LLC, Senior Unsecured Notes, 10.75%, due 8/15/17	1,820	ñ
4,345	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	4,562	ñ
1,620	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	1,573	ñ
		29,308
Gas Distribution (5.7%)
1,440	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	1,472
930	Crosstex Energy L.P., Guaranteed Notes, 8.88%, due 2/15/18	967	ñ
2,435	El Paso Corp., Senior Unsecured Medium-Term Notes, 8.25%, due 2/15/16	2,642
7,390	El Paso Energy Corp., Global Medium-Term Notes, 7.80%, due 8/1/31	7,374
2,350	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	2,309
2,825	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	2,776
2,880	Ferrellgas Partners L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	3,053	ñ
775	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.63%, due 6/15/20	789
380	Inergy L.P., Guaranteed Notes, 8.25%, due 3/1/16	395
1,905	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 6.88%, due 11/1/14	1,867
2,305	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	2,388
10,205	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	9,363
		35,395
Health Care (2.2%)
1,345	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	1,305
1,985	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	1,896

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$1,370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	$1,226
6,085	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	6,579
2,740	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	3,010	ñ
		14,016
Health Facilities (1.7%)
2,635	Health Management Associates, Inc., Senior Secured Notes, 6.13%, due 4/15/16	2,546
1,060	LVB Acquisition, Inc., Guaranteed Notes, 11.63%, due 10/15/17	1,187
1,930	National MENTOR Holdings, Inc., Guaranteed Notes, 11.25%, due 7/1/14	1,930
3,277	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 7.38%, due 6/15/10	2,466	ñµ
2,300	US Oncology, Inc., Senior Secured Notes, 9.13%, due 8/15/17	2,404
		10,533
Health Services (0.6%)
3,735	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	3,520
Hotels (1.2%)
1,780	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	1,809
1,095	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. O, 6.38%, due 3/15/15	1,101
4,515	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	4,605
		7,515
Investments & Misc. Financial Services (1.0%)
6,125	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	5,957	ñ
Machinery (0.3%)
2,000	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	2,100
Media - Broadcast (4.7%)
1,720	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	1,746
2,210	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	1,834
3,020	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	1,978
3,180	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	2,667	È
3,345	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	3,287
2,165	Sinclair Television Group, Inc., Senior Secured Notes, 9.25%, due 11/1/17	2,300	ñ
5,150	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	5,253	ñÈ
5,313	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	4,822	ñ
1,365	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	1,508	ñ
1,855	XM Satellite Radio, Inc., Senior Secured Notes, 11.25%, due 6/15/13	2,036	ñ
1,540	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	1,748	ñ
		29,179
Media - Cable (5.4%)
2,235	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	2,285	ñ
2,220	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	2,265	ñ
4,185	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	4,258	ñ
1,605	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	1,709	ñ
6,115	EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14	6,176	ØØ
1,740	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	1,788
4,215	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	4,447	ñ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$4,000	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	$4,050
1,510	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	1,676
1,655	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	1,767
2,740	Virgin Media Finance PLC, Guaranteed Notes, Ser. 1, 9.50%, due 8/15/16	3,007
		33,428
Media - Services (2.1%)
1,935	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	2,196
3,310	Nielsen Finance LLC, Guaranteed Notes, Step Up, 0.00%/12.50%, due 8/1/16	3,211	**
3,385	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	3,872
1,800	WMG Acquisition Corp., Guaranteed Notes, 7.38%, due 4/15/14	1,737
1,940	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	2,095	ñ
		13,111
Metals/Mining Excluding Steel (1.0%)
4,785	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	5,096	ñØØ
1,405	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	1,416
		6,512
Multi - Line Insurance (0.6%)
4,390	American Int'l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/38	3,803	µ
Packaging (1.3%)
2,860	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	3,039	ØØ
1,295	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	1,318
2,640	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	2,739
1,225	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	1,275	ñ
		8,371
Printing & Publishing (1.6%)
3,545	Cengage Learning Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	3,474	ñ
2,985	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	3,284	ñ
2,835	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	3,104	ñ
		9,862
Real Estate Dev. & Mgt. (0.3%)
2,290	Realogy Corp., Guaranteed Notes, 10.50%, due 4/15/14	2,135	È
REITs (1.4%)
5,095	Ventas Realty L.P., Guaranteed Notes, Ser. 1, 6.50%, due 6/1/16	5,261
1,885	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,946
1,700	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	1,749
		8,956
Restaurants (0.2%)
1,035	OSI Restaurant Partners, Inc., Guaranteed Notes, 10.00%, due 6/15/15	1,066	È

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Software/Services (4.1%)
$1,110	Ceridian Corp., Senior Unsecured Notes, 11.25%, due 11/15/15	$1,143
6,290	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	6,479
915	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	837
5,861	First Data Corp., Guaranteed Notes, 10.55%, due 9/24/15	5,188
2,190	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	2,335
2,070	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	2,282
6,665	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	7,023
		25,287
Specialty Retail (0.7%)
3,995	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	4,534	ñ
Steel Producers/Products (1.5%)
970	AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	999	Ø
5,140	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	5,192
3,750	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	3,375
		9,566
Support - Services (3.6%)
1,750	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	1,813
2,065	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	2,140
1,860	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,776	ñ
1,875	Live Nation Entertainment, Inc., Senior Unsecured Notes, 8.13%, due 5/15/18	1,927	ñØ
2,980	RSC Equipment Rental, Inc., Guaranteed Notes, 9.50%, due 12/1/14	3,062
1,905	RSC Equipment Rental, Inc., Senior Notes, 10.25%, due 11/15/19	1,986	ñÈ
4,341	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	4,374	È
1,955	United Rentals N.A., Inc., Guaranteed Notes, 7.00%, due 2/15/14	1,911
2,915	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	3,279
		22,268
Telecom - Integrated/Services (9.2%)
10,085	Citizens Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	10,186
1,410	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	1,361
3,380	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	3,439	ñ
4,620	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	4,712	ñ
8,428	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	8,892
1,655	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	1,742	ñ
855	Intelsat SA, Senior Unsecured Notes, 6.50%, due 11/1/13	844
2,405	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	2,489	ñ
545	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.88%, due 1/15/15	567
2,725	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	2,568
3,310	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	3,260	ñ
1,260	New Communications Holdings, Inc., Senior Notes, 7.88%, due 4/15/15	1,301	ñ
2,945	New Communications Holdings, Inc., Senior Notes, 8.25%, due 4/15/17	3,033	ñ
1,910	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	1,965	ñ
2,750	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	3,135
655	Valor Telecommunications Enterprises Finance Corp., Guaranteed Notes, 7.75%, due 2/15/15	670
1,085	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,134
4,870	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	4,986
920	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	867
		57,151

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Telecom - Wireless (3.6%)
$4,670	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	$4,845	ñ
2,750	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	2,853
5,555	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	5,763	È
10,410	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	9,057
		22,518
	Total Corporate Debt Securities (Cost $556,850)	609,957

NUMBER OF SHARES

Short-Term Investments (7.5%)
30,044,964	Neuberger Berman Securities Lending Quality Fund, LLC	30,646	‡
16,252,072	State Street Institutional Liquid Reserves Fund Institutional Class	16,252

	Total Short-Term Investments (Cost $46,898)	46,898

	Total Investments (105.8%) (Cost $606,926)	660,201	##

	Liabilities, less cash, receivables and other assets [(5.8%)]	(36,226)

	Total Net Assets (100.0%)	$623,975

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Municipal Debt Securities (99.2%)

Alaska (0.5%)
$500	Anchorage G.O., Ser. 2008-A, 5.00%, due 8/1/20	$554
	Arizona (5.9%)
875	Northern Arizona Univ. Cert. of Participation (Research Infrastructure Proj.), Ser. 2005, (AMBAC Insured), 4.00%, due 9/1/14	915
2,000	Pima Co. Cert. of Participation, Ser. 2009, 4.00%, due 6/1/12	2,087
1,965	Pima Co. Cert. of Participation, Ser. 2010, 3.00%, due 6/1/13	2,013
1,550	Salt River Proj. Agricultural Imp. & Pwr. Dist. Elec. Sys. Ref. Rev., Ser. 2002-A, 5.25%, due 1/1/18	1,662
		6,677
California (10.1%)
450	California Ind. G.O., Ser. 2009-B, 5.00%, due 7/1/20	498
1,000	California Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21	1,036
2,000	California St. G.O., Ser. 2010, 5.25%, due 3/1/30	2,043
200	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA136, (XLCA Insured), 0.27%, due 5/3/10	200	µk
850	Folsom Spec. Tax Ref. (Comm. Facs. Dist. Number 2), Ser. 2010, 5.00%, due 12/1/19	873	Ø
1,000	Fontana Unified Sch. Dist. G.O. BANS, Ser. 2010, 4.00%, due 12/1/12	1,031
1,000	Los Angeles Dept. of Wtr. & Pwr. Sys. Rev., Ser. 2009-B, 5.25%, due 7/1/23	1,129
1,500	San Diego Pub. Fac. Fin. Au. Sr. Swr. Ref. Rev., Ser. 2009-B, 5.00%, due 5/15/21	1,665
1,500	San Jose Redev. Agcy. Tax Allocation, Ser. 2005-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 8/1/19	1,533
1,300	Walnut Pub. Fin. Au. Tax Allocation Rev. (Walnut Imp. Proj.), Ser. 2002, (AMBAC Insured), 5.38%, due 9/1/22	1,323
		11,331
Colorado (0.8%)
1,000	El Paso Co. Sch. Dist. Number 020 G.O. Ref. (Cap. Appreciation), Ser. 2010, 0.00%, due 12/15/13	931
District of Columbia (1.7%)
1,865	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	1,956	ß
Florida (0.4%)
400	Jacksonville PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 1995, 0.26%, due 5/3/10	400	µß
Georgia (2.1%)
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,173
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/27	1,148
		2,321
Illinois (5.2%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,100
600	Illinois Fin. Au. Rev. (Univ. of Chicago), Ser. 2007, 5.00%, due 7/1/22	649	ß
3,000	Illinois St. G.O., Ser. 2000, 5.63%, due 8/1/24 Pre-Refunded 8/1/10	3,038
1,000	Illinois St. G.O., Ser. 2001, (FGIC Insured), 5.38%, due 11/1/12 Pre-Refunded 11/1/11	1,071
		5,858

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Indiana (1.6%)
$1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	$1,830
Kansas (2.4%)
1,740	Kansas St. Dev. Fin. Au. Rev. (Dept. of Commerce Impact Prog.), Ser. 2009, 5.00%, due 6/1/16	1,943
750	Wichita Hosp. Rev. (Facs. Imp.), Ser. 2009-IIIA, 4.50%, due 11/15/12	795	ß
		2,738
Kentucky (0.9%)
1,000	Shelby Co. Lease Rev., Ser. 2004-A, (LOC: U.S. Bank), 0.25%, due 5/3/10	1,000	µ
Massachusetts (5.1%)
2,000	Massachusetts Bay Trans. Au. Rev. (Assessment), Ser. 2006-A, 5.25%, due 7/1/30	2,295
1,000	Massachusetts Bay Trans. Au. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	1,139
1,225	Massachusetts St. HFA Hsg. Rev. (Single Family), Ser. 2009-144, 3.95%, due 6/1/18	1,235
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	562	ß
440	Massachusetts St. Turnpike Au. Western Turnpike Rev., Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 5.55%, due 1/1/17	441
		5,672
Michigan (3.3%)
1,000	Kent Hosp. Fin. Au. Rev. Ref. (Spectrum Hlth. Sys.), Ser. 2008-A, 5.00%, due 1/15/47 Putable 1/15/12	1,052	µß
485	L'Anse Creuse Pub. Sch. G.O. (Sch. Bldg. & Site Proj.), Ser. 2008, (SBLF Insured), 0.29%, due 5/3/10	485	µh
1,000	Michigan St. Hsg. Dev. Au., Ser. 2009-B, 3.10%, due 6/1/11	1,006
1,000	Michigan St. Trunk Line Ref. Rev., Ser. 2009, 5.00%, due 11/1/19	1,108
		3,651
Minnesota (4.2%)
1,500	Becker PCR (No. St. Pwr. Co.), Ser. 1992-A, 8.50%, due 3/1/19	1,732	ß
1,000	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. Rev. (Children's Hlth. Care Facs.), Ser. 2010-A1, (AGM Insured), 4.50%, due 8/15/24	986	ß
1,000	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. Rev. (Children's Hlth. Care Facs.), Ser. 2010-A1, (AGM Insured), 4.63%, due 8/15/29	981	ß
1,000	Minnesota Agricultural & Econ. Dev. Board Rev. (Essential Hlth. Care), Ser. 2008-C1, (Assured Guaranty Insured), 5.00%, due 2/15/30	1,004	ß
		4,703
Missouri (1.9%)
1,040	Missouri St. Dev. Fin. Board Infrastructure Facs. Rev. Ref. Wtr Sys., Ser. 2009-E, 4.00%, due 11/1/15	1,089
1,000	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	1,030	ß
		2,119
Nebraska (1.5%)
1,520	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	1,664
Nevada (2.4%)
1,345	Clark Co. G.O. (Limited Tax Bond Bank Bonds), Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.50%, due 6/1/13	1,410
450	Las Vegas Convention & Visitors Au. Rev., Ser. 1999, (AMBAC Insured), 6.00%, due 7/1/11	453
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	846
		2,709

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

New Jersey (2.7%)
$790	New Jersey St. Higher Ed. Assist. Au. Std. Loan Ref. Rev., Ser. 2010-1A, 4.75%, due 12/1/23	$811
1,000	New Jersey St. Turnpike Au. Turnpike Rev., Ser. 2009-H, 5.00%, due 1/1/20	1,112
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,120
		3,043
New Mexico (1.9%)
1,000	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	1,086
1,000	New Mexico Fin. Au. St. Trans. Rev. Sr. Lien, Ser. 2004-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/15/21	1,102	ØØ
		2,188
New York (15.8%)
2,000	Erie Co. IDA Sch. Fac. Rev. (City Sch. Dist. Buffalo Proj.), Ser. 2004, (AGM Insured), 5.75%, due 5/1/15	2,277
400	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006-F, (National Public Finance Guarantee Corp. Insured), 5.00%, due 5/1/19	431
925	Nassau Co. Interim Fin. Au. (Sales Tax Secured), Ser. 2009-A, 5.00%, due 11/15/20	1,061
2,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Rev., Ser. 2008-DD, 4.50%, due 6/15/38	1,987
3,640	New York St. Dorm. Au. Rev., Ser. 2002-B, 5.25%, due 11/15/23 Putable 5/15/12	3,923	µ
1,500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mtge. United Hlth. Hosp.), Ser. 2009, (FHA Insured), 4.00%, due 8/1/14	1,594	ß
1,030	New York St. Env. Fac. Corp. Spec. Oblig. Rev. Ref. (Riverbank St. Park), Ser. 1996, (AMBAC Insured), 6.25%, due 4/1/12	1,102
2,000	New York St. Thruway Au. Gen. Rev. BANS, Ser. 2009, 4.00%, due 7/15/11	2,077
250	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (AGM Insured), 5.50%, due 1/1/14	266
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	857
130	New York Tobacco Settlement Fin. Corp. Asset-Backed Rev., Ser. 2003-A1, 5.50%, due 6/1/14	131
2,000	Port Au. New York & New Jersey Rev. (One Hundred Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	2,066
		17,772
North Carolina (1.0%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	748
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	331	ß
		1,079
Ohio (1.0%)
1,040	North Olmsted G.O., Ser. 1996, (AMBAC Insured), 6.20%, due 12/1/11	1,094
Oregon (2.1%)
1,000	Oregon St. Bond Bank Rev. Econ. & Comm. Dev. Dept., Ser. 2009-A, 5.00%, due 1/1/22	1,092
1,240	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	1,268
		2,360
Pennsylvania (1.3%)
340	Pennsylvania St. Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (AGM Insured), 5.00%, due 5/1/21	378	ß
1,000	Souderton Area Sch. Dist. G.O., Ser. 2009, 5.00%, due 11/1/22	1,105
		1,483

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Puerto Rico (3.0%)
$500	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	$504
1,745	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/40	1,764
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2009-A, 5.00%, due 8/1/39 Putable 8/1/11	1,044	µ
		3,312
Rhode Island (1.1%)
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,193
South Carolina (2.6%)
975	Piedmont Muni. Pwr. Agcy. Elec. Rev. (Cap. Appreciation), Ser. 1988-A, (AMBAC Insured), 0.00%, due 1/1/13	815
2,100	South Carolina Ed. Facs. Au. for Private Nonprofit Institutions Higher Learning Ed. Rev. (Furman Univ.), Ser. 2006-B, (LOC: Wells Fargo & Co.), 0.29%, due 5/3/10	2,100	µß
		2,915
Tennessee (0.9%)
1,000	Knox Co. Hlth. Ed. & Hsg. Facs. Board Hosp. Fac. Rev. (Baptist Hlth. Sys. East Tennessee), Ser. 2002, 6.38%, due 4/15/22	1,055	ß
Texas (10.9%)
1,000	Brazosport Independent Sch. Dist. Ref. G.O., Ser. 2005, (PSF Insured), 5.00%, due 2/15/15	1,106
1,000	Dallas Fort Worth Int'l Arpt. Rev. Ref., Ser. 2009-A, 5.00%, due 11/1/13	1,105
500	Dallas Fort Worth Int'l Arpt. Rev. Ref., Ser. 2009-A, 5.00%, due 11/1/24	525
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	846
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	1,010
1,500	Gulf Coast Waste Disposal Au. Env. Fac. Rev. (BP Prod. North America, Inc.), Ser. 2007, 2.30%, due 1/1/42 Putable 9/3/13	1,512	µß
1,000	Harris Co. Cultural Ed. Fac. Fin. Corp. Ref. Rev. (Methodist Hosp. Sys.), Ser. 2009-B1, 5.00%, due 12/1/28 Putable 6/1/12	1,073	µß
500	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	559	ß
825	Houston Ref. G.O. (Pub. Imp.), Ser. 2009-A, 4.00%, due 3/1/16	894
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,233
450	Mesquite Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2009, 5.00%, due 8/15/17	509
590	Mesquite Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2009, 5.00%, due 8/15/18	670
70	Texas Muni. Pwr. Agcy. Sub. Lien Rev., Ser. 2004-A, (AMBAC Insured), 4.00%, due 9/1/13	70
1,000	Weatherford Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2002-A, (PSF Insured), 5.00%, due 2/1/12	1,073
		12,185
Virginia (1.5%)
1,430	Prince William Co. Cert. of Participation, Ser. 2005, (AMBAC Insured), 5.00%, due 6/1/18	1,525
200	Virginia Commonwealth Univ. Gen. Rev., Ser. 2006-B, (AMBAC Insured), 0.26%, due 5/3/10	200	µm
		1,725
Washington (2.0%)
2,000	Energy Northwest Elec. Ref. Rev. (Proj. Number 1), Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/17	2,196

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Wisconsin (1.4%)
$500	Wisconsin St. G.O., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured),	$545
	5.25%, due 5/1/14 Pre-Refunded 5/1/12
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/13	1,003	ß
		1,548
	Total Investments (99.2%) (Cost $109,535)	111,262	##

	Cash, receivables and other assets, less liabilities (0.8%)	918

	Total Net Assets (100.0%)	$112,180

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Money Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Municipal Notes (97.2%)

California (6.9%)
$2,500	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA135, (AMBAC Insured),	$2,500	ñµk
	0.27%, due 5/3/10
3,700	Palomar Pomerado Hlth. G.O. (Floaters), Ser. 2007-2234, (National Public Finance Guarantee Corp. Insured), 0.37%, due 5/6/10	3,700	µm
4,800	Sacramento Co. Sanitation Dist. Fin. Au. Rev. Muni. Sec. Trust Receipts, Ser. 2008-48A, (FGIC Insured), 0.28%, due 5/6/10	4,800	µk
2,500	Sacramento Co. Sanitation Dist. Fin. Au. Rev. Muni. Sec. Trust Receipts, Ser. 2008-49A, (FGIC Insured), 0.28%, due 5/6/10	2,500	ñµk
2,100	Union City Multi-Family Rev. (Floater), Ser. 2007-122G, (LOC: Goldman Sachs), 0.28%, due 5/6/10	2,100	µ
		15,600
Colorado (3.0%)
4,905	Denver Urban Renewal Au. Tax Increment Rev. (Stapleton Sr.), Ser. 2008-A2, (LOC: U.S. Bank), 0.30%, due 5/6/10	4,905	µ
1,890	El Paso Co. Sch. Dist. Number 20 (Merlots), Ser. 2008-K06, (AGM Insured), 0.30%, due 5/5/10	1,890	µm
		6,795
Delaware (1.4%)
2,800	Delaware St. Econ. Dev. Au. IDR (Clean Pwr.), Ser. 1997-D, 0.28%, due 5/3/10	2,800	µß
450	Delaware St. Econ. Dev. Au. Multi-Family Rev. (Sch. House Proj.), Ser. 1985, (LOC: HSBC Bank N.A.), 0.50%, due 5/5/10	450	µ
		3,250
District of Columbia (1.1%)
2,575	District of Columbia Rev. (American Library Assoc.), Ser. 2005, (LOC: Bank of America), 0.33%, due 5/6/10	2,575	µß
Florida (3.0%)
870	Alachua Co. Hlth. Fac. Au. Continuing Care Rev. (Oak Hammock Univ. Proj.), Ser. 2002-A, (LOC: Bank of Scotland), 0.36%, due 5/3/10	870	µß
5,000	Florida HFA (Woodlands Multi-Family Hsg.), (LOC: Northern Trust Co.), Ser. 1985-SS, 0.32%, due 5/7/10	5,000	µß
300	Jacksonville IDR (Univ. Hlth. Science Ctr.), Ser. 1989, (LOC: Bank of America), 0.30%, due 5/6/10	300	µß
650	Orange Co. Hsg. Fin. Au. Multi-Family Hsg. Rev., Ser. 2000-E, (LOC: Bank of America), 0.39%, due 5/5/10	650	µß
		6,820
Idaho (0.8%)
1,700	Idaho Hsg. & Fin. Assoc. Single Family Mtge. Bonds, Ser. 2001-A, ( LOC: Fannie Mae), 0.40%, due 5/5/10	1,700	µg
Illinois (13.1%)
7,533	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-5001, (LOC: Rabobank Int'l), 0.45%, due 5/6/10	7,533	ñµ
1,000	Chicago O'Hare Int'l Arpt. Rev. (Floaters), Ser. 2006-1284, (FGIC Insured), 0.37%, due 5/6/10	1,000	µi
6,248	Cook Co. G.O. (Floater Cert.), Ser. 2001-458, (FGIC Insured), 0.33%, due 5/6/10	6,248	µi
8,700	Deutsche Bank Spears/Lifers Trust Var. Sts. (Chicago Illinois Board), Ser. 2007-315, (FGIC Insured), 0.30%, due 5/6/10	8,700	µe
1,625	Illinois Dev. Fin. Au. Ltd. Rev. (Decatur Mental Hlth. Ctr. Proj.), Ser. 1997, (LOC: PNC Bank), 0.32%, due 5/6/10	1,625	µß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

$550	Illinois Dev. Fin. Au. Rev. (American Academy of Dermatology), Ser. 2001, (LOC: Bank One),	$550	µß
	0.30%, due 5/6/10
3,995	Univ. of Illinois Board of Trustees Cert. of Participation, Ser. 2008-11480, (AGM Insured), 0.31%, due 5/6/10	3,995	µd
		29,651
Indiana (0.6%)
1,435	Indianapolis Econ. Dev. Rev. (Electrical Joint Apprenticeship Proj.), Ser. 2001, (LOC: PNC Bank), 0.32%, due 5/6/10	1,435	µß
Iowa (3.0%)
5,300	Iowa Higher Ed. Loan Au. Rev. (Private College Univ. of Dubuque), Ser. 2007, (LOC: Northern Trust Co.), 0.29%, due 5/3/10	5,300	µß
1,500	Iowa Higher Ed. Loan Au. Rev. RANS (Private Ed.), Ser. 2009-E, (LOC: Wells Fargo & Co.), 2.15%, due 5/20/10	1,501	ß
		6,801
Kentucky (3.8%)
6,660	JP Morgan Chase Putters/Drivers Trust Var. Sts., Ser. 2009-3610Z, (LOC: JP Morgan Chase), 0.30%, due 5/6/10	6,660	ñµ
2,000	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2009-B2, 1.25%, due 1/1/11	2,007
		8,667
Louisiana (0.5%)
1,140	Eclipse Funding Trust (Solar Eclipse), Ser. 2007-0059, (LOC: U.S. Bank), 0.27%, due 5/3/10	1,140	ñµ
Maryland (2.0%)
3,470	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2009-1037, (LOC: Branch Banking & Trust Co.), 0.40%, due 5/6/10	3,470	ñµ
1,030	Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev. (Putters), Ser. 2005-1206, (LOC: JP Morgan Chase), 0.40%, due 5/6/10	1,030	µ
		4,500
Massachusetts (4.2%)
4,243	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-5000, (LOC: Rabobank Int'l), 0.45%, due 5/6/10	4,243	ñµ
5,290	Massachusetts St. Dev. Fin. Agcy. Rev. (Assumption College), Ser. 2002-A, (LOC: Sovereign Bank), 0.30%, due 5/5/10	5,290	µßa
		9,533
Michigan (2.2%)
1,400	Detroit Wtr. Supply Sys. Rev., Ser. 2007, (AGM Insured), 0.31%, due 5/6/10	1,400	µd
3,500	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Kalamazoo Christian Sch. Proj.), Ser. 2003, (LOC: PNC Bank), 0.32%, due 5/6/10	3,500	µß
		4,900
Minnesota (1.6%)
2,200	Mankato Multi-Family Hsg. Rev. (Highland Hills of Mankato L.P.), Ser. 1997, (LOC: LaSalle National Bank), 0.29%, due 5/3/10	2,200	µß
1,400	Plymouth Multi-Family Hsg. Ref. Rev. (At the Lake Apts. Proj.), Ser. 2004, (LOC: Freddie Mac), 0.36%, due 5/6/10	1,400	µß
		3,600

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Missouri (2.2%)
$4,900	Kansas City Ind. Dev. Au. IDR (Century Avenue Assoc.), Ser. 1988, (LOC: Bank of America),	$4,900	µß
	1.05%, due 5/3/10
New Hampshire (0.8%)
1,700	New Hampshire Hlth. & Ed. Au. Hosp. Rev. (Wentworth-Douglass Hosp.), (LOC: JP Morgan Chase), Ser. 2001, 0.30%, due 5/3/10	1,700	µß
New Jersey (2.4%)
100	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Underwood Mem. Hosp.), Ser. 2008, (LOC: TD Bank N.A.), 0.29%, due 5/5/10	100	µß
2,000	Newark G.O. (Sch. Promissory Notes), Ser. 2010-D, 1.25%, due 6/17/10	2,001
3,220	North Wildwood G.O. BANS, Ser. 2009, 1.20%, due 12/10/10	3,226
		5,327
New York (8.6%)
2,995	Eclipse Funding Trust (Solar Eclipse-New York St. Dorm. Au.), Ser. 2006-0148, (LOC: U.S. Bank), 0.30%, due 5/6/10	2,995	µ
1,665	Forest City New Rochelle Rev. Cert. Trust Beneficial Owner (Washington-Lincoln LLC Proj.), Ser. 2003, (LOC: Wells Fargo & Co.), 0.43%, due 5/6/10	1,665	µß
1,077	Liberty Central Sch. Dist. G.O. BANS, Ser. 2009, 1.50%, due 12/23/10	1,080
2,990	Liberty Dev. Corp. Rev. (Floater), Ser. 2006-41TP, (LOC: Wells Fargo & Co.), 0.29%, due 5/6/10	2,990	µ
3,000	Nassau Co. IDA Rev. (Floater), Ser. 2007-75G, (LOC: Goldman Sachs), 0.31%, due 5/6/10	3,000	µ
7,700	New York St. Local Gov't Assist. Corp., Ser. 1995-E, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.31%, due 5/5/10	7,700	µ
		19,430
North Carolina (0.6%)
1,385	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1027, (LOC: Branch Banking & Trust Co.), 0.37%, due 5/6/100	1,385	µ
Ohio (6.0%)
1,430	Franklin Co. Hlth. Care Fac. Rev., Ser.1999, (LOC: PNC Bank), 0.32%, due 5/6/10	1,430	µß
3,185	Hamilton Co. Econ. Dev. Rev. (Cincinnati Symphony Orchestra), Ser. 2007, (LOC: PNC Bank), 0.32%, due 5/6/10	3,185	µß
4,000	Mahoning Co. G.O. BANS, Ser. 2009, 2.00%, due 11/16/10	4,016
3,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp.), Ser. 2009-A, (LOC: Bank of Nova Scotia), 0.28%, due 5/6/10	3,000	µß
2,000	Ohio St. G.O. (Infrastructure Imp.), Ser. 2003-B, 0.30%, due 5/5/10	2,000	µ
		13,631
Pennsylvania (8.5%)
2,500	Allegheny Co. Residential Fin. Au. Single Family Mtge. Rev., Ser. 2004-PP, (LOC: Government National Mortgage Association), 0.40%, due 5/6/10	2,500	µj
5,915	Delaware Co. Ind. Dev. Au. Rev., Ser. 2008, (BHAC Insured), 0.36%, due 5/6/10	5,915	ñµd
3,900	Geisinger Au. Hlth. Sys., Ser. 2005-C, (LOC: PNC Bank), 0.24%, due 5/3/10	3,900	µß
3,000	Philadelphia Sch. Dist. G.O. Ref., Ser. 2009-C (Assured Guarantee Insured), 0.26%, due 5/6/10	3,000	µl
4,000	RBC Muni. Prods., Inc. Trust Var. Sts. (Floaters) (Berks Co. Muni. Au.), Ser. 2008-C13, (LOC: Royal Bank of Canada), 0.30%, due 5/6/10	4,000	ñµ
		19,315
Puerto Rico (4.4%)
4,000	Austin Trust Var. Sts. Cert., Ser. 2008-355, (LOC: Bank of America), 0.39%, due 5/6/10	4,000	µ
6,015	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2009, (LOC: Citibank, N.A.), 0.32%, due 5/6/10	6,015	ñµ
		10,015

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Tennessee (3.9%)
$4,865	Blount Co. Pub. Bldg. Au. (Local Gov't Pub. Imp.), Ser. 2008-E5A, (LOC: Branch Banking & Trust Co.),	$4,865	µ
	0.30%, due 5/5/10
300	Franklin Co. Hlth. & Ed. Fac. Board Rev. (Univ. of the South Proj.), Ser. 1990, 0.40%, due 5/3/10	300	µß
2,570	Shelby Co. Hlth. Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev. (Flag Manor), Ser. 1995, (LOC: U.S. Bank), 0.38%, due 5/6/10	2,570	µ
1,020	Tennergy Corp. Gas Rev. (Stars Cert.), Ser. 2006-001, (LOC: BNP Paribas), 0.32%, due 5/6/10	1,020	µ
		8,755
Texas (3.4%)
1,240	Deutsche Bank Spears/Lifers Trust Var. Sts., Ser. 2007-292, (LOC: Deutsche Bank), 0.30%, due 5/6/10	1,240	µ
300	Keller Independent Sch. Dist. G.O. (Muni. Sec. Trust Receipts), Ser. 2000-SGA111, (PSF Insured), 0.27%, due 5/3/10	300	µk
6,275	Tarrant Co. Cultural Ed. Fac. Fin. Corp. Rev. (Floaters), Ser. 2007-1760, (LOC: Morgan Stanley), 0.33%, due 5/6/10	6,275	µ
		7,815
Utah (3.9%)
5,865	Utah Trans. Au. Sales Tax Rev. (Putters), Ser. 2008-2943, (MBIA Insured), 0.35%, due 5/6/10	5,865	µh
3,000	West Valley City IDR (Johnson Matthey, Inc. Proj.), Ser. 1987, (LOC: HSBC Bank N.A.), 0.28%, due 5/3/10	3,000	µß
		8,865
Vermont (0.2%)
400	Winooski Spec. Oblig. Ref., Ser. 2006-A, (LOC: TD Bank N.A.), 0.25%, due 5/3/10	400	µ
Virginia (0.4%)
1,000	Virginia Commonwealth Univ. Hlth. Sys. Au. Rev., Ser. 2005-B, (AMBAC Insured), 0.25%, due 5/3/10	1,000	µm
Washington (0.1%)
200	Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 0.29%, due 5/3/10	200	µß
West Virginia (0.7%)
1,645	Cabell Co. Bldg. Commission Rev. (Pressley Ridge Sch. Proj.), Ser. 2002, (LOC: PNC Bank), 0.32%, due 5/6/10	1,645	µß
Wisconsin (3.9%)
8,075	Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2007-C, (LOC: Fortis Bank), 0.32%, due 5/5/10	8,075	µ
721	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Floater), Ser. 2007-2187, (LOC: Morgan Stanley), 0.37%, due 5/6/10	722	µ
100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Goodwill Ind. North Central Wisconsin, Inc.), Ser. 2005, (LOC: Wells Fargo & Co.), 0.30%, due 5/6/10	100	µ
		8,897
	Total Investments (97.2%)	220,247

	Cash, receivables and other assets, less liabilities (2.8%)	6,303

	Total Net Assets (100.0%)	$226,550

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal Money Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Municipal Notes (98.8%)

New York (88.4%)
$980	Albany IDA Civic Fac. Rev. (Albany Med. Ctr. Hosp. Proj.), Ser. 2007-A, (LOC: Bank of America),	$980	µß
	0.32%, due 5/6/10
5,540	Albany IDA Civic Fac. Rev. (Research Foundation of the St. Univ. of New York Proj.), Ser. 2002-A, 0.46%, due 5/6/10	5,540	µß
1,600	Albany IDA Civic Fac. Rev. (The College of St. Rose), Ser. 2007-A, (National Public Finance Guarantee Corp. Insured), 0.26%, due 5/3/10	1,600	µßb
6,450	Austin Trust Var. Sts., Ser. 2008-3508, (AGM Insured), 0.30%, due 5/6/10	6,450	µb
7,375	Eclipse Funding Trust (Solar Eclipse-New York St. Dorm. Au.), Ser. 2006-0148, (LOC: U.S. Bank), 0.30%, due 5/6/10	7,375	µ
5,000	Erie Co. Fiscal Stability Au. BANS, Ser. 2009-A, 2.00%, due 5/19/10	5,002
10,060	Forest City New Rochelle Rev. Cert. Trust Beneficial Owner (Washington- Lincoln LLC Proj.), Ser. 2003, (LOC: Wells Fargo Bank), 0.43%, due 5/6/10	10,060	µß
9,795	Hempstead Town IDA Civic Fac. Rev. (Hebrew Academy), Ser. 2006, (LOC: Sovereign Bank), 0.27%, due 5/6/10	9,795	µßa
2,000	JP Morgan Chase Trust Var. Sts. (Putters), Ser. 2009-3561, (LOC: JP Morgan Chase), 0.30%, due 5/6/10	2,000	ñµ
4,995	JP Morgan Chase Trust Var. Sts. G.O. (Putters), Ser. 2009-3601Z, (LOC: JP Morgan Chase), 0.30%, due 5/6/10	4,995	ñµ
3,080	Liberty Dev. Corp. Rev. (Floater), Ser. 2006-41TP, (LOC: Wells Fargo Bank), 0.29%, due 5/6/10	3,080	µ
7,000	Marlboro Central Sch. Dist. G.O. BANS (Bldg. Imp.), Ser. 2009, 1.50%, due 7/23/10	7,013
6,000	Metro. Trans. Au. Rev., Ser. 2005-E2, (LOC: Fortis Bank), 0.31%, due 5/6/10	6,000	µ
2,365	Nassau Co. IDA Civic Fac. Rev. (North Shore Hebrew Academy Proj.), Ser. 2005, (LOC: Sovereign Bank), 0.40%, due 5/6/10	2,365	µßa
9,500	Nassau Co. IDA Rev. (Floater), Ser. 2007-75G, (LOC: Goldman Sachs), 0.31%, due 5/6/10	9,500	µ
7,400	New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev. (The Crest), Ser. 2005-A, (LOC: Landesbank Hessen-Thuringen Girozentrale), 0.31%, due 5/5/10	7,400	µß
1,100	New York City Hsg. Dev. Corp. Rev. (Floaters), Ser. 2008-2899, (LOC: Morgan Stanley), 0.33%, due 5/6/10	1,100	µ
345	New York City IDA Civic Fac. Rev. (Brooklyn United Methodist Proj.), Ser. 2000, (LOC: TD Bank N.A.), 0.31%, due 5/6/10	345	µß
7,200	New York City IDA Civic Fac. Rev. (Children's Oncology Society), Ser. 1991, (LOC: JP Morgan Chase), 0.25%, due 5/5/10	7,200	µß
100	New York City IDA Civic Fac. Rev. (United Jewish Appeal Federation), Ser. 2004-B, 0.29%, due 5/5/10	100	µß
100	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 1998-A2, (LOC: Bank of Nova Scotia), 0.25%, due 5/5/10	100	µ
200	New York City Trust for Cultural Res. Rev. (Alvin Ailey Dance Foundation), Ser. 2003, (LOC: Citibank, N.A.), 0.28%, due 5/5/10	200	µß
2,850	New York G.O., Subser. 1993-A4, (LOC: Landesbank Baden-Wurttemberg), 0.26%, due 5/3/10	2,850	µ
200	New York G.O., Subser. 2003-A2, (LOC: Bank of America), 0.32%, due 5/5/10	200	µ
700	New York St. Dorm. Au. Rev. (Oxford Univ. Press, Inc.), Ser. 1996, (LOC: Landesbank Hessen-Thuringen Girozentrale), 0.30%, due 5/5/10	700	µß
4,940	New York St. Dorm. Au. Rev. Non St. Supported Debt (Catholic Hlth. Sys.), Ser. 2008, (LOC: HSBC Bank N.A.), 0.30%, due 5/6/10	4,940	µ
1,925	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2006, (LOC: TD Bank N.A.), 0.29%, due 5/6/10	1,925	µß
9,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (New York Law Sch.), Ser. 2009, (LOC: TD Bank N.A.), 0.26%, due 5/6/10	9,000	µß
6,720	New York St. Dorm. Au. Rev. Non St. Supported Debt (Samaritan Med. Ctr.), Ser. 2009-B, (LOC: HSBC Bank N.A.), 0.27%, due 5/6/10	6,720	µß
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Wagner College), Ser. 2009, (LOC: TD Bank N.A.), 0.29%, due 5/5/10	4,000	µß
3,500	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (BHAC Insured), 0.31%, due 5/6/10	3,500	µd
3,850	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (FHA Insured), 0.32%, due 5/6/10	3,850	ñµd
1,000	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (LOC: Citibank, N.A.), 0.31%, due 5/6/10	1,000	µ
4,500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Sys. Cons. Fifth Gen. Resolution), Ser. 2008-D, (LOC: TD Bank N.A.), 0.26%, due 5/6/10	4,500	µß
6,800	New York St. HFA Rev. (600 West 42nd St.), Ser. 2009-A, (LOC: The Bank of New York), 0.29%, due 5/5/10	6,800	µ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

$400	New York St. HFA Svc. Contract Ref. Rev., Ser. 2003-B, (LOC: BNP Paribas), 0.25%, due 5/5/10	$400	µ
4,500	New York St. Thruway Au. Gen. Rev. (Floaters), Ser. 2006-1427, (AGM Insured), 0.33%, due 5/6/10	4,500	ñµi
7,740	New York St. Urban Dev. Corp. Rev., Ser. 2003-163, (FGIC/TCRS Insured), 0.28%, due 5/6/10	7,740	µk
770	New York St. Urban Dev. Corp. Rev. (Putters), Ser. 2007-2283, (National Public Finance Guarantee Corp. Insured), 0.33%, due 5/6/10	770	µh
2,500	Oneida Co. IDA Civic Fac. Rev. (Mohawk Valley St. Luke's Hlth. Care), Ser. 2006-E, (LOC: Bank of America), 0.32%, due 5/6/10	2,500	µß
9,790	Port Au. New York & New Jersey (Floater), Ser. 2007-111TP, (CIFG Insured), 0.31%, due 5/6/10	9,790	µm
500	Rensselaer Co. IDA Sr. Hsg. Rev. (Brunswick Sr. Hsg. Proj.), Ser. 1999-A, (LOC: First Niagara Commercial Bank), 0.34%, due 5/3/10	500	µßf
3,590	Ridge Road Fire Dist. G.O. BANS, Ser. 2009, 1.25%, due 12/9/10	3,595
620	Rockland Co. IDA Rev. (Shock-Tech, Inc. Proj.), Ser. 1998, (LOC: JP Morgan Chase), 0.45%, due 5/5/10	620	µß
6,000	Sales Tax Asset Receivable Corp. (Floaters), Ser. 2008-2901, (LOC: Morgan Stanley), 0.33%, due 5/6/10	6,000	µ
3,080	Sales Tax Asset Receivable Corp. (Putters), Ser. 2004-599, (National Public Finance Guarantee Corp. Insured), 0.33%, due 5/6/10	3,080	µh
515	St. Lawrence Co. IDA Civic Fac. Rev. (United Helper's Independent Living Corp.), Ser. 1998, (LOC: Fleet National Bank), 0.45%, due 5/5/10	515	µß
3,830	Triborough Bridge & Tunnel Au. Rev. (Muni. Sec. Trust Receipts), Ser. 2008-A, (FGIC/TCRS Insured), 0.28%, due 5/6/10	3,830	µk
4,745	Ulster Co. IDA Civic Fac. Rev. (Kingston Reg. Senior Living Corp.), Ser. 2007-C, (LOC: Sovereign Bank), 0.27%, due 5/6/10	4,745	µßa
5,341	Vernon G.O. BANS, Ser. 2009, 1.75%, due 12/16/10	5,364
9,854	Westchester Co. IDA Rev. (Floater), Ser. 2007-103G, (LOC: Goldman Sachs), 0.31%, due 5/6/10	9,854	µ
		211,988
Puerto Rico (10.4%)
9,150	Austin Trust Var. Sts. Cert., Ser. 2008-355, (LOC: Bank of America), 0.39%, due 5/6/10	9,150	µ
4,500	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2007-2035, (Assured Guaranty Insured), 0.31%, due 5/6/10	4,500	µc
1,000	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev., Ser. 1998-A, (LOC: Scotiabank), 0.31%, due 5/5/10	1,000	µ
2,800	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2009, (LOC: Citibank, N.A.), 0.32%, due 5/6/10	2,800	ñµ
7,595	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2009, (LOC: Citibank, N.A.), 0.32%, due 5/6/10	7,595	ñµ
		25,045
	Total Investments (98.8%)	237,033

	Cash, receivables and other assets, less liabilities (1.2%)	2,772

	Total Net Assets (100.0%)	$239,805

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (33.0%)
$8,050	U.S. Treasury Notes, 4.75%, due 3/31/11	$8,365
8,200	U.S. Treasury Notes, 1.00%, due 9/30/11	8,238
4,390	U.S. Treasury Notes, 3.88%, due 10/31/12	4,681
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $21,201)	21,284
U.S. Government Agency Securities (4.1%)
1,325	Citigroup Funding, Inc., Guaranteed FDIC Floating Rate Notes, Ser. 1, 0.59%, due 6/30/10	1,334	µ@
1,275	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.48%, due 6/15/10	1,281	µ@ØØ
	Total U.S. Government Agency Securities (Cost $2,600)	2,615

Mortgage-Backed Securities (31.5%)

Adjustable Alt-A Mixed Balance (2.7%)
844	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 3.29%, due 5/3/10	580	µ
1,668	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.59%, due 5/3/10	1,173	µØØ
		1,753
Adjustable Alt-B Mixed Balance (0.8%)
725	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.75%, due 5/3/10	536	µ
Adjustable Conforming Balance (2.0%)
1,727	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.30%, due 5/3/10	1,319	µ
Adjustable Jumbo Balance (5.1%)
754	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.25%, due 5/3/10	589	µ
1,684	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.33%, due 5/3/10	1,348	µ
1,500	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.48%, due 5/3/10	1,320	µØØ
		3,257
Adjustable Mixed Balance (4.4%)
1,268	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.79%, due 5/3/10	1,138	µØØ
1,728	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 5/3/10	1,533	µ
197	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.38%, due 5/3/10	139	µ
		2,810
Commercial Mortgage-Backed (7.3%)
675	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	699	ØØ
1,403	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45	1,402
1,243	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	1,296
580	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 6.02%, due 5/3/10	584	µØØ
739	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/32	746	ØØ
		4,727

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Mortgage-Backed Non-Agency (4.4%)
$760	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	$737	ñØØ
1,799	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,741	ñØØ
353	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	328	ñ
		2,806
Fannie Mae (1.4%)
839	Whole Loan, Ser. 2004-W8, Class PT, 10.80%, due 5/3/10	925	µØØ
Freddie Mac (3.4%)
9	ARM Certificates, 1.88%, due 5/3/10	9	µ
1,104	Pass-Through Certificates, 8.00%, due 11/1/26	1,269	ØØ
801	Pass-Through Certificates, 8.50%, due 10/1/30	935	ØØ
		2,213
Government National Mortgage Association (0.0%)
13	Pass-Through Certificates, 7.00%, due 4/15/11	13	ØØ
0	Pass-Through Certificates, 7.50%, due 6/15/10	0
8	Pass-Through Certificates, 12.00%, due 12/15/12 & 3/15/14	9
		22
	Total Mortgage-Backed Securities (Cost $23,104)	20,368

Corporate Debt Securities (18.3%)

Banks (8.8%)
300	Bank of America Corp., Senior Unsecured Notes, 6.25%, due 4/15/12	323
750	Bear Stearns Cos. LLC, Senior Unsecured Notes, 5.35%, due 2/1/12	800
325	Bear Stearns Cos. LLC, Senior Unsecured Medium-Term Notes, Ser. B, 6.95%, due 8/10/12	361
1,175	Citigroup, Inc., Senior Unsecured Notes, 5.13%, due 2/14/11	1,204
1,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.30%, due 2/14/12	1,049
800	Merrill Lynch & Co., Inc., Senior Unsecured Medium-Term Notes, Ser. C, 6.05%, due 8/15/12	858
1,000	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.75%, due 8/31/12	1,063
		5,658
Beverages (1.0%)
575	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	615
Diversified Financial Services (3.2%)
725	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	793
1,100	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	1,114	ØØ
175	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 5.00%, due 4/10/12	186
		2,093
Media (2.0%)
600	Comcast Cable Communications LLC, Guaranteed Notes, 6.75%, due 1/30/11	625
600	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	645
		1,270

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Office/Business Equipment (0.7%)
$450	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	$480
Oil & Gas (0.7%)
425	XTO Energy, Inc., Senior Unsecured Notes, 5.90%, due 8/1/12	467
Telecommunications (1.9%)
560	Telecom Italia Capital SA, Guaranteed Notes, 5.25%, due 11/15/13	589
645	Telefonica Emisiones SAU, Guaranteed Notes, 2.58%, due 4/26/13	647
		1,236
	Total Corporate Debt Securities (Cost $11,675)	11,819
Asset-Backed Securities (8.6%)
817	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.39%, due 5/25/10	453	µØØ
400	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.41%, due 5/25/10	256	µØØ
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.41%, due 5/25/10	189	µ
584	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.44%, due 5/25/10	517	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.52%, due 5/25/10	366	µ
800	Chase Issuance Trust, Ser. 2009-A5, Class A5, 1.05%, due 5/17/10	801	µØØ
503	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.44%, due 5/25/10	424	µ
296	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.44%, due 5/25/10	250	µ
524	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.44%, due 5/25/10	423	µ
40	DaimlerChrysler Auto Trust, Ser. 2008-B, Class A2B, 1.18%, due 5/10/10	40	µ
192	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.35%, due 5/25/10	169	µ
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.72%, due 7/13/10	0	µ#*
477	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.49%, due 5/25/10	374	µ
331	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 0.42%, due 5/25/10	127	µ
1,100	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.43%, due 5/25/10	860	µØØ
330	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 0.35%, due 5/25/10	321	µØØ
	Total Asset-Backed Securities (Cost $7,542)	5,570

NUMBER OF SHARES

Short-Term Investments (6.1%)
3,932,601	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,933)	3,933

	Total Investments (101.6%) (Cost $70,055)	65,589	##

	Liabilities, less cash, receivables and other assets [(1.6%)]	(1,002)

	Total Net Assets (100.0%)	$64,587

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited)

PRINCIPAL AMOUNT	VALUE†

(000's omitted)	(000's omitted)

Bank Loan Obligationsµ (0.9%)

Electric - Generation (0.6%)
$1,762	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.75%, due 10/10/14	$1,426
Food Products (0.3%)
211	Dole Food Co., Inc., Term Loan B1, 5.00%, due 2/1/17	213
524	Dole Food Co., Inc., Term Loan C1, 5.00%, due 2/1/17	529
		742
	Total Bank Loan Obligations (Cost $2,136)	2,168

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (9.4%)
7,630	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17 & 1/15/25	8,329	ØØ
5,020	U.S. Treasury Notes, 2.38%, due 10/31/14	5,050
3,330	U.S. Treasury Notes, 3.13%, due 1/31/17	3,342
765	U.S. Treasury Notes, 3.50%, due 2/15/18	777
4,700	U.S. Treasury Notes, 3.63%, due 8/15/19	4,707
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $21,709)	22,205

Mortgage-Backed Securities (11.6%)

Adjustable Rate Mortgages (0.5%)
1,399	Merrill Lynch Mortgage Investors Trust, Ser. 2006-A1, Class 1A1, 5.60%, due 5/3/10	891	µ
299	WaMu Mortgage Pass-Through Certificates, Ser. 2006-AR10, Class 1A1, 5.90%, due 5/3/10	251	µ
		1,142
Fannie Mae (9.6%)
358	Pass-Through Certificates, 5.00%, due 8/1/33 – 5/1/37	370	ØØ
7,776	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	8,203	ØØ
12,715	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	13,393	Ø
653	Pass-Through Certificates, 6.00%, due 9/1/33 & 7/1/38	695	ØØ
3	Pass-Through Certificates, 6.50%, due 9/1/32	3	ØØ
10	Pass-Through Certificates, 7.00%, due 7/1/29	11	ØØ
2	Pass-Through Certificates, 7.50%, due 12/1/32	3	ØØ
		22,678
Freddie Mac (1.5%)
10	Pass-Through Certificates, 4.50%, due 8/1/18	10	ØØ
2,137	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	2,219	ØØ
1,192	Pass-Through Certificates, 5.50%, due 9/1/17 – 11/1/38	1,262	ØØ
35	Pass-Through Certificates, 6.00%, due 4/1/17 – 12/1/33	38	ØØ
2	Pass-Through Certificates, 6.50%, due 3/1/16	2	ØØ
3	Pass-Through Certificates, 7.00%, due 6/1/32	3	ØØ
		3,534

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Government National Mortgage Association (0.0%)
$4	Pass-Through Certificates, 6.50%, due 7/15/32	$5	ØØ
4	Pass-Through Certificates, 7.00%, due 8/15/32	4	ØØ
		9
	Total Mortgage-Backed Securities (Cost $26,830)	27,363

Corporate Debt Securities (57.9%)

Aerospace/Defense (0.1%)
150	BE Aerospace, Inc., Senior Unsecured Notes, 8.50%, due 7/1/18	161
Airlines (1.7%)
184	American Airlines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 10.38%, due 7/2/19	213
629	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	622	ØØ
470	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 7.25%, due 11/10/19	503
421	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	431	ØØ
390	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 7.75%, due 12/17/19	426
440	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	466	ñ
769	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	723	ØØ
600	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	657
		4,041
Apparel/Textiles (0.1%)
215	Levi Strauss & Co., Senior Notes, 7.63%, due 5/15/20	217	ñØ
Auto Loans (0.8%)
670	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.70%, due 10/1/14	723
1,010	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	1,070
		1,793
Automakers (0.6%)
240	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	245
35	Ford Motor Co., Senior Unsecured Notes, 8.90%, due 1/15/32	35
210	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	218
765	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	807
		1,305
Banking (8.7%)
635	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 7.38%, due 5/15/14	715	ØØ
370	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 5.65%, due 5/1/18	375
300	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	303
935	Bank of America Corp., Unsecured Notes, 6.50%, due 8/1/16	1,009
360	Barclays Bank PLC, Senior Unsecured Notes, 5.00%, due 9/22/16	373
1,660	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	1,579
2,419	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	2,301
1,650	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	1,714
620	Citigroup, Inc., Senior Unsecured Notes, 8.13%, due 7/15/39	739
805	Citigroup, Inc., Unsecured Notes, 8.50%, due 5/22/19	950	ØØ
555	Credit Suisse AG, Subordinated Notes, 5.40%, due 1/14/20	565
420	Deutsche Bank AG, Senior Unsecured Notes, 3.88%, due 8/18/14	434
1,510	Ally Financial LLC, Guaranteed Notes, 8.00%, due 11/1/31	1,472
1,090	Ally Financial LLC, Subordinated Notes, 8.00%, due 12/31/18	1,086
285	Goldman Sachs Group, Inc., Medium-Term Notes, 6.00%, due 5/1/14	307	ØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	VALUE†

(000's omitted)	(000's omitted)

$360	Goldman Sachs Group, Inc., Senior Global Medium-Term Notes, 3.63%, due 8/1/12	$367
100	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.15%, due 1/15/14	104	ØØ
515	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	499	ØØ
500	JP Morgan Chase & Co., Senior Unsecured Notes, 3.70%, due 1/20/15	510
95	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.27%, due 11/14/16	63	ñ
845	Lloyds TSB Bank PLC, Guaranteed Notes, 5.80%, due 1/13/20	837	ñ
1,065	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	1,129
1,075	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	1,060
250	Morgan Stanley, Subordinated Notes, 4.75%, due 4/1/14	255	ØØ
485	Regions Financial Corp., Senior Notes, 5.75%, due 6/15/15	486
380	Royal Bank of Scotland PLC, Guaranteed Medium-Term Notes, 4.88%, due 8/25/14	389	ñ
995	Wells Fargo & Co., Senior Notes, 3.63%, due 4/15/15	1,010
		20,631
Beverage (1.3%)
590	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 2.50%, due 3/26/13	593	ñ
1,275	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 7.75%, due 1/15/19	1,535	ñØØ
600	Anheuser-Busch Inbev Worldwide, Inc., Guaranteed Notes, 5.00%, due 4/15/20	608	ñ
445	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	457
		3,193
Building Materials (0.8%)
325	Goodman Global Group, Inc., Senior Discount Notes, 0.00%, due 12/15/14	198	ñ
145	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	148
705	Owens Corning, Inc., Guaranteed Notes, 9.00%, due 6/15/19	851
300	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	319
235	Ply Gem Industries, Inc., Senior Subordinated Notes, 13.13%, due 7/15/14	245	ñ
95	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	103	ñ
		1,864
Chemicals (2.1%)
575	Ashland, Inc., Guaranteed Notes, 9.13%, due 6/1/17	656	ñ
215	CF Industries, Inc., Senior Unsecured Notes, 6.88%, due 5/1/18	224
110	CF Industries, Inc., Senior Unsecured Notes, 7.13%, due 5/1/20	116
555	Huntsman Int'l LLC, Guaranteed Notes, 5.50%, due 6/30/16	505	ñ
565	LBI Escrow Corp., Senior Secured Notes, 8.00%, due 11/1/17	586	ñ
625	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	703	ñ
675	Nalco Co., Senior Notes, 8.25%, due 5/15/17	724	ñ
325	The Dow Chemical Co., Senior Unsecured Notes, 5.90%, due 2/15/15	356
840	The Dow Chemical Co., Senior Unsecured Notes, 8.55%, due 5/15/19	1,026	ØØ
		4,896
Commercial Services (0.5%)
1,085	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	1,157	ñØØ
Consumer/Commercial/Lease Financing (0.9%)
865	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	799
430	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	361
230	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. Q, 5.25%, due 1/10/13	216
360	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 5/1/13	340
310	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	306	ñ
		2,022

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Department Stores (0.3%)
$400	JC Penney Corp., Inc., Senior Unsecured Notes, 7.40%, due 4/1/37	$419
135	Macy's Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	129
235	Macy's Retail Holdings, Inc., Guaranteed Senior Notes, 6.90%, due 4/1/29	223
		771
Diversified Capital Goods (0.4%)
500	Ingersoll-Rand Global Holding Co. Ltd., Guaranteed Notes, 6.00%, due 8/15/13	551	ØØ
315	RBS Global & Rexnord Corp., Guaranteed Notes, 8.50%, due 5/1/18	316	ñ
		867
Diversified Financial Services (2.1%)
370	American Express Co., Senior Unsecured Notes, 8.13%, due 5/20/19	453	ØØ
650	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	711	ØØ
290	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	312
675	American Honda Finance Corp., Senior Notes, 3.50%, due 3/16/15	677	ñ
535	Ameriprise Financial, Inc., Senior Unsecured Notes, 5.30%, due 3/15/20	557
150	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, Ser. A, 5.25%, due 10/19/12	162	ØØ
495	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, Ser. A, 6.88%, due 1/10/39	550	ØØ
450	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	498	ØØ
50	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	45	ØØ
460	Merrill Lynch & Co., Senior Unsecured Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	489	ØØ
75	Merrill Lynch & Co., Subordinated Notes, 6.11%, due 1/29/37	69	ØØ
385	Nomura Holdings, Inc., Senior Unsecured Notes, 6.70%, due 3/4/20	413
		4,936
Electric (0.7%)
390	Duke Energy Corp., Senior Unsecured Notes, 6.30%, due 2/1/14	438	ØØ
365	Oncor Electric Delivery Co., Senior Secured Notes, 6.38%, due 5/1/12	396	ØØ
845	PSEG Power LLC, Senior Unsecured Notes, 2.50%, due 4/15/13	847	ñ
		1,681
Electric - Generation (1.5%)
165	Calpine Construction Finance Co. L.P., Senior Secured Notes, 8.00%, due 6/1/16	171	ñ
1,405	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	1,124
1,115	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	758
485	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	382
330	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	239
56	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	55
435	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	431
470	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	463	ØØ
		3,623
Electric - Integrated (0.4%)
305	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	309	ñ
215	Exelon Generation Co. LLC, Senior Unsecured Notes, 6.25%, due 10/1/39	224
220	FirstEnergy Solutions Corp., Guaranteed Notes, 4.80%, due 2/15/15	228
210	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	220	ñ
		981

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Electronics (0.7%)
$395	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	$407	ñ
320	Flextronics Int'l Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	322
550	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	572	ñ
305	Freescale Semiconductor, Inc., Senior Secured Notes, 10.13%, due 3/15/18	329	ñ
		1,630
Energy - Alternate Sources (0.1%)
230	PSALM Corp., Guaranteed Notes, 7.39%, due 12/2/24	248	ñ

Energy - Exploration & Production (2.2%)
530	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	588	ØØ
1,285	ATP Oil & Gas Corp., Senior Secured Notes, 11.88%, due 5/1/15	1,282	ñ
30	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	33
1,570	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	1,566
205	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	212
264	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	283
195	Forest Oil Corp., Guaranteed Notes, 8.50%, due 2/15/14	207
625	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	634
350	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	363	ñ
		5,168
Food (0.5%)
315	Kraft Foods, Inc., Senior Unsecured Notes, 6.75%, due 2/19/14	357	ØØ
75	Kraft Foods, Inc., Senior Unsecured Notes, 6.13%, due 2/1/18	83
665	Kraft Foods, Inc., Senior Unsecured Notes, 6.50%, due 2/9/40	716
		1,156
Food & Drug Retailers (0.3%)
450	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	476
150	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	165
		641
Forestry/Paper (0.5%)
545	Georgia-Pacific LLC, Guaranteed Notes, 7.00%, due 1/15/15	567	ñ
150	Georgia-Pacific LLC, Guaranteed Notes, 8.25%, due 5/1/16	164	ñØØ
395	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	450	ñ
		1,181
Gaming (1.4%)
590	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	684	ñ
225	Harrah's Operating Co., Inc., Guaranteed Notes, 5.63%, due 6/1/15	160
330	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	290
430	Harrah's Operating Co., Inc., Senior Secured Notes, 11.25%, due 6/1/17	469
580	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	659	ñØØ
155	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	163	ñ
330	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	338	ñ
570	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	599	ñ
		3,362

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Gas Distribution (2.3%)
$200	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	$204
95	Crosstex Energy L.P., Guaranteed Notes, 8.88%, due 2/15/18	99	ñ
835	El Paso Corp., Global Medium-Term Notes, 7.80%, due 8/1/31	833
200	El Paso Corp., Senior Unsecured Medium-Term Notes, 8.25%, due 2/15/16	217
365	Enterprise Products Operating LLC, Guaranteed Notes, Ser. G, 5.60%, due 10/15/14	400	ØØ
140	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	137
630	Ferrellgas Partners L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	668	ñ
110	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.63%, due 6/15/20	112
45	Inergy L.P., Guaranteed Notes, 8.25%, due 3/1/16	47
340	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 5.95%, due 2/15/18	372	ØØ
270	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	286
805	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	834
1,240	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	1,138
		5,347
Health Care (1.0%)
165	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	160
1,605	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	1,736
325	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	357	ñ
		2,253
Health Facilities (0.6%)
400	Health Management Associates, Inc., Senior Secured Notes, 6.13%, due 4/15/16	387
120	LVB Acquisition, Inc., Guaranteed Notes, 11.63%, due 10/15/17	134
600	NMH Holdings, Inc., Guaranteed Notes, 11.25%, due 7/1/14	600
330	US Oncology, Inc., Senior Secured Notes, 9.13%, due 8/15/17	345
		1,466
Health Services (0.2%)
495	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	467

Hotels (0.4%)
510	Host Hotels & Resorts L.P., Guaranteed Notes, 7.13%, due 11/1/13	519
125	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	127
140	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. O, 6.38%, due 3/15/15	141
270	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	275
		1,062
Insurance (0.7%)
390	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	396
800	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.50%, due 3/30/20	794
460	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	467
		1,657
Integrated Energy (0.1%)
325	Petrobras Int'l Finance Co., Guaranteed Notes, 5.75%, due 1/20/20	330

Investments & Misc. Financial Services (0.3%)
820	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	797	ñ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Machinery (0.1%)
$230	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	$242

Media (1.0%)
590	CBS Corp., Guaranteed Notes, 5.75%, due 4/15/20	613
655	DirecTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	693
345	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	432
630	Time Warner, Inc., Guaranteed Unsecured Notes, 6.88%, due 5/1/12	693	ØØ
		2,431
Media - Broadcast (1.7%)
565	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	474
310	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	257
195	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	128
135	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	145	ñ
330	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	324
605	NBC Universal, Inc., Notes, 5.15%, due 4/30/20	612	ñ
215	Sinclair Television Group, Inc., Senior Secured Notes, 9.25%, due 11/1/17	228	ñ
660	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	673	ñ
652	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	592	ñ
190	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	210	ñ
175	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	199	ñ
175	XM Satellite Radio, Inc., Senior Secured Notes, 11.25%, due 6/15/13	192	ñ
		4,034
Media - Cable (2.4%)
300	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	307	ñ
390	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	397	ñ
525	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	535	ñ
500	Comcast Corp., Guaranteed Notes, 6.40%, due 3/1/40	520
200	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	213	ñ
200	CSC Holdings, Inc., Senior Unsecured Notes, 8.63%, due 2/15/19	218	ñØØ
535	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	562
390	EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14	394
205	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	211
575	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	607	ñ
630	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	699
520	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	526
390	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	416
160	Virgin Media Finance PLC, Guaranteed Notes, 9.50%, due 8/15/16	176
		5,781
Media - Services (0.6%)
360	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	409
370	Nielsen Finance LLC, Guaranteed Notes, Step-Up, 0.00%/12.50%, due 8/1/16	359	**
400	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	457
285	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	308	ñØØ
		1,533
Metals/Mining Excluding Steel (0.9%)
460	AngloGold Holdings PLC, Senior Notes, 5.38%, due 4/15/20	465
455	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	485	ñ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$440	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	$443	ØØ
635	Southern Copper Corp., Senior Unsecured Notes, 6.75%, due 4/16/40	640
		2,033
Multi - Line Insurance (0.3%)
810	American Int'l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/38	702	µ

Office/Business Equipment (0.4%)
530	Xerox Corp., Senior Notes, 5.63%, due 12/15/19	557
315	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	336	ØØ
		893
Oil & Gas (0.6%)
340	Devon Energy Corp., Senior Notes, 5.63%, due 1/15/14	375	ØØ
995	Motiva Enterprises LLC, Notes, 5.75%, due 1/15/20	1,066	ñ
		1,441
Oil Refining & Marketing (0.4%)
370	Valero Energy Corp., Guaranteed Notes, 6.63%, due 6/15/37	372
460	Valero Energy Corp., Senior Unsecured Notes, 6.13%, due 2/1/20	478
		850
Packaging (0.6%)
765	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	813
150	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	153
325	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	337
150	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	156	ñ
		1,459
Pharmaceuticals (0.5%)
675	Express Scripts, Inc., Guaranteed Notes, 5.25%, due 6/15/12	723	ØØ
440	Mead Johnson Nutrition Co., Senior Unsecured Notes, 3.50%, due 11/1/14	446	ñ
		1,169
Pipelines (0.8%)
475	NGPL Pipeco LLC, Senior Unsecured Notes, 6.51%, due 12/15/12	522	ñØØ
170	Plains All American Pipeline L.P., Guaranteed Notes, 4.25%, due 9/1/12	178
1,185	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.63%, due 4/15/20	1,185	ñ
		1,885
Printing & Publishing (0.5%)
345	Cengage Learning Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	338	ñ
65	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	72	ñ
715	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	783	ñ
		1,193

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Real Estate (0.3%)
$660	WEA Finance LLC, Guaranteed Notes, 7.50%, due 6/2/14	$752	ñØØ

Real Estate Dev. & Mgt. (0.1%)
305	Realogy Corp., Guaranteed Notes, 10.50%, due 4/15/14	284

REITs (0.7%)
330	Simon Property Group L.P., Senior Unsecured Notes, 10.35%, due 4/1/19	428
130	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	134
710	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	733
255	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	262
		1,557
Restaurants (0.1%)
145	OSI Restaurant Partners, Inc., Guaranteed Notes, 10.00%, due 6/15/15	149

Retail (0.2%)
429	CVS Pass-Through Trust, Pass-Through Certificates, 7.51%, due 1/10/32	485	ñ

Semiconductors (0.2%)
505	Analog Devices, Inc., Senior Unsecured Notes, 5.00%, due 7/1/14	536

Software/Services (1.4%)
1,050	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	1,082
130	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	119
837	First Data Corp., Guaranteed Notes, 10.55%, due 9/24/15	740
365	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	389
435	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	480
575	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	606
		3,416
Specialty Retail (0.3%)
565	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	641	ñ

Steel Producers/Products (1.0%)
135	AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	139	Ø
745	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	970	ØØ
710	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	717
610	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	549
		2,375
Support-Services (1.2%)
435	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	451
265	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	253	ñ
270	Live Nation Entertainment, Inc., Senior Unsecured Notes, 8.13%, due 5/15/18	277	ñØ
250	RSC Equipment Rental, Inc., Guaranteed Notes, 10.25%, due 11/15/19	261	ñ
395	RSC Equipment Rental, Inc., Senior Notes, 9.50%, due 12/1/14	406
540	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	544

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$280	United Rentals N.A., Inc., Guaranteed Notes, 7.00%, due 2/15/14	$274
385	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	433
		2,899
Telecom - Integrated/Services (3.4%)
135	Citizens Communications Corp., Senior Unsecured Notes, 6.63%, due 3/15/15	134
1,025	Citizens Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	1,035
275	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	265
185	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	188	ñ
610	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	622	ñ
1,190	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	1,255
120	Intelsat SA, Senior Unsecured Notes, 6.50%, due 11/1/13	119
65	Intelsat Subsidiary Holding Co., Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	67	ñ
305	Intelsat Subsidiary Holding Co., Ltd., Guaranteed Notes, 8.88%, due 1/15/15	317
830	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	818	ñ
165	New Communications Holdings, Inc., Senior Notes, 7.88%, due 4/15/15	170	ñ
390	New Communications Holdings, Inc., Senior Notes, 8.25%, due 4/15/17	402	ñ
265	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	273	ñ
550	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	601	ØØ
390	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	445
80	Valor Telecommunications Enterprises Finance Corp., Guaranteed Notes, 7.75%, due 2/15/15	82
1,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,045
225	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	230	ØØ
		8,068
Telecom - Wireless (1.6%)
350	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	380	ñ
510	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	529	ñ
765	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	794
540	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	560
1,485	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	1,292
250	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	231	ØØ
		3,786
Telecommunications (0.9%)
825	America Movil SAB de CV, Guaranteed Notes, 5.00%, due 3/30/20	831	ñ
750	AT&T, Inc., Senior Unsecured Notes, 4.85%, due 2/15/14	813
360	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 4.95%, due 9/30/14	371
25	Verizon Communications, Inc., Senior Unsecured Notes, 6.35%, due 4/1/19	28	ØØ
		2,043
Tobacco (1.4%)
520	Altria Group, Inc., Guaranteed Notes, 9.70%, due 11/10/18	654	ØØ
500	Altria Group, Inc., Guaranteed Notes, 9.95%, due 11/10/38	677	ØØ
250	Lorillard Tobacco Co., Guaranteed Notes, 6.88%, due 5/1/20	257
1,510	Lorillard Tobacco Co., Senior Unsecured Notes, 8.13%, due 6/23/19	1,704
		3,292
	Total Corporate Debt Securities (Cost $130,694)	136,833

Asset-Backed Securities (13.5%)
1,000	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.66%, due 5/3/10	969	µ
839	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	855

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$600	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	$598
730	Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A4, 5.63%, due 7/10/46	751
700	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	704
435	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	433
1,900	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	1,877
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	559
1,340	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.42%, due 5/25/10	664	µ
250	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	243	ØØ
1,000	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.02%, due 5/3/10	1,012	µ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	488
300	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.00%, due 5/3/10	289	µØØ
1,060	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,043
400	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	395	ØØ
1,925	CWCapital Cobalt Ltd., Ser. 2007-C3, Class A4, 6.02%, due 5/3/10	1,876	µØØ
500	CWCapital Cobalt Ltd., Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	470
335	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	336
1,000	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.80%, due 5/3/10	979	µØØ
500	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3, 4.61%, due 7/10/39	511	ØØ
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	713	ØØ
361	GSAMP Trust, Ser. 2006-HE5, Class A2B, 0.36%, due 5/25/10	333	µ
1,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.75%, due 5/3/10	1,217	µØØ
1,790	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.01%, due 5/3/10	1,759	µØØ
400	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 6.06%, due 5/3/10	419	µ
500	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	493
800	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	791	ØØ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,639	ØØ
1,950	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,945
915	LB-UBS Commercial Mortgage Trust, Ser. 2007-C6, Class A4, 5.86%, due 7/15/40	916	ØØ
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 5/3/10	1,944	µ
1,880	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,783
900	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	914	ØØ
921	Morgan Stanley Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.42%, due 5/25/10	603	µ
400	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C19, Class A5, 4.66%, due 5/15/44	414
250	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	240	ØØ
1,044	Wells Fargo Home Equity Trust, Ser. 2006-3, Class A2, 0.41%, due 5/25/10	699	µ
	Total Asset-Backed Securities (Cost $27,168)	31,874

Government Securities (3.0%)

Quasi - Sovereign (0.1%)
100	KazMunaiGaz Finance Sub BV, Guaranteed Medium-Term Notes, 8.38%, due 7/2/13	111
100	KazMunaiGaz Finance Sub BV, Guaranteed Notes, 11.75%, due 1/23/15	126
100	Petronas Capital Ltd., Guaranteed Notes, 5.25%, due 8/12/19	102
		339
Sovereign (2.9%)
330	Bolivarian Republic of Venezuela, Senior Unsecured Notes, 9.00%, due 5/7/23	246
130	Federative Republic of Brazil, Notes, 4.88%, due 1/22/21	126
230	Federative Republic of Brazil, Senior Unsecured Notes, 5.63%, due 1/7/41	218

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$70	Federative Republic of Brazil, Unsubordinated Notes, 11.00%, due 8/17/40	$94
100	Gabonese Republic, Bonds, 8.20%, due 12/12/17	111
135	Gazprom Int'l SA, Guaranteed Loan Participation Notes, 7.20%, due 2/1/20	142
53	Government of Belize, Unsubordinated Notes, Step-Up, 6.00%/8.50%, due 2/20/29	38	w
95	Lebanese Republic, Notes, 7.50%, due 3/19/12	101
185	Lebanese Republic, Senior Unsubordinated Notes, 8.25%, due 4/12/21	209
130	Majapahit Holding BV, Guaranteed Notes, 7.88%, due 6/29/37	135
60	Pemex Project Funding Master Trust, Guaranteed Notes, 5.75%, due 3/1/18	62
300	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/38	293
550	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	357
240	Petroleos de Venezuela SA, Guaranteed Notes, 5.38%, due 4/12/27	124
162	Republic of Argentina, Senior Unsecured Notes, 8.28%, due 12/31/33	121
265	Republic of Argentina, Unsubordinated Notes, Step-Up, 2.50%/5.25%, due 12/31/38	99	w
125	Republic of Colombia, Senior Unsecured Notes, 8.25%, due 12/22/14	149
185	Republic of Colombia, Senior Unsecured Notes, 7.38%, due 3/18/19	213
125	Republic of El Salvador, Unsecured Notes, 7.65%, due 6/15/35	135
405	Republic of Hungary, Senior Unsecured Notes, 6.25%, due 1/29/20	423
45	Republic of Indonesia, Senior Unsecured Bonds, 6.75%, due 3/10/14	50
105	Republic of Indonesia, Senior Unsecured Notes, 7.25%, due 4/20/15	119
140	Republic of Indonesia, Senior Unsecured Notes, 5.88%, due 3/13/20	146
175	Republic of Lithuania, Bonds, 7.38%, due 2/11/20	191	ñ
162	Republic of Panama, Senior Unsecured Notes, 6.70%, due 1/26/36	176
70	Republic of Panama, Unsecured Notes, 7.25%, due 3/15/15	81
70	Republic of Peru, Senior Unsecured Notes, 6.55%, due 3/14/37	74
100	Republic of Philippines, Senior Unsecured Notes, 9.88%, due 1/15/19	133
5	Republic of Philippines, Senior Unsecured Notes, 9.50%, due 2/2/30	7
130	Republic of Poland, Senior Unsecured Notes, 6.38%, due 7/15/19	143
170	Republic of South Africa, Senior Unsecured Notes, 6.50%, due 6/2/14	187
35	Republic of South Africa, Senior Unsecured Notes, 6.88%, due 5/27/19	39
222	Republic of Turkey, Unsecured Notes, 7.00%, due 6/5/20	243
193	Republic of Turkey, Unsecured Notes, 7.38%, due 2/5/25	213
175	Republic of Turkey, Unsecured Notes, 8.00%, due 2/14/34	200
76	Republic of Uruguay, Unsecured Notes, 8.00%, due 11/18/22	90
110	Republic of Uruguay, Unsecured Notes, 7.88%, due 1/15/33	129
400	RSHB Capital SA, Senior Secured Notes, 6.30%, due 5/15/17	420
25	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	28
52	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	60
100	Socialist Republic of Vietnam, Bonds, 6.75%, due 1/29/20	104
392	Ukraine Government Bond, Senior Unsubordinated Notes, 6.58%, due 11/21/16	380
24	United Mexican States, Senior Unsecured Medium-Term Notes, Ser. A, 5.13%, due 1/15/20	24
110	United Mexican States, Senior Unsecured Medium-Term Notes, Ser. A, 6.75%, due 9/27/34	119
		6,752
	Total Government Securities (Cost $6,993)	7,091

NUMBER OF SHARES

Short-Term Investments (6.3%)
14,876,104	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $14,876)	14,876

	Total Investments (102.6%) (Cost $230,406)	242,410	##

	Liabilities, less cash, receivables and other assets [(2.6%)]	(6,080)

	Total Net Assets (100.0%)	$236,330

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†
The value of investments in debt securities by Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), and Neuberger Berman Strategic Income Fund ("Strategic Income") (each a "Bond Fund" or "Fund") and financial futures contracts by Core Bond, Short Duration and Strategic Income is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The value of investments in equity securities by each Bond Fund is determined by Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Bond Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. For both debt and equity securities, Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if a valuation is not available from an independent pricing service or if Management has reason to believe that the valuation does not represent the amount a Bond Fund might reasonably expect to receive on a current sale, the Bond Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Bond Funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Bond Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Bond Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

Investment securities of Neuberger Berman Municipal Money Fund ("Municipal Money") and Neuberger Berman New York Municipal Money Fund ("New York Municipal Money") (each a "Fund") are valued at amortized cost, which approximates U.S. federal income tax cost.

In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by a fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in determining the value of the Funds' investments, some of which are discussed above. Significant management judgement may be necessary to estimate fair value in accordance with ASC 820.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
• Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Funds' investments as of April 30, 2010:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$46,611	$—	$46,611
Mortgage-Backed Securities^	—	54,368	—	54,368
Corporate Debt Securities
Airlines	—	—	1,469	1,469
Banking	—	13,326	—	13,326
Beverages	—	2,798	—	2,798
Chemicals	—	1,074	—	1,074
Commercial Services	—	746	—	746
Diversified Capital Goods	—	347	—	347
Diversified Financial Services	—	5,171	—	5,171
Electric	—	567	—	567
Electric—Integrated	—	520	—	520
Energy—Exploration & Production	—	716	—	716
Food	—	1,037	—	1,037
Gas Distribution	—	345	—	345
Insurance	—	1,556	—	1,556
Media	—	2,703	—	2,703
Media—Broadcast	—	693	—	693
Media—Cable	—	634	—	634
Metals/Mining Excluding Steel	—	1,070	—	1,070

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Office/Business Equipment	$—	$261	$—	$261
Oil Refining & Marketing	—	382	—	382
Pharmaceuticals	—	96	—	96
Pipelines	—	1,430	—	1,430
Real Estate	—	376	—	376
REITs	—	1,063	—	1,063
Retail	—	485	—	485
Semiconductors	—	356	—	356
Steel Producers/Products	—	970	—	970
Telecom—Integrated/Services	—	393	—	393
Telecommunications	—	1,762	—	1,762
Tobacco	—	1,811	—	1,811
Total Corporate Debt Securities	—	42,688	1,469	44,157
Asset-Backed Securities	—	18,599	3	18,602
Short-Term Investments	—	12,221	—	12,221
Total Investments	—	174,487	1,472	175,959
Floating Rate Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	1,000	—	1,000
AirTransport	—	241	—	241
All Telecom	—	1,336	—	1,336
Automotive	—	1,011	—	1,011
Building & Development	—	1,208	—	1,208
Business Equipment & Services	—	2,182	—	2,182
Cable & Satellite Television	—	917	—	917
Chemicals & Plastics	—	2,026	—	2,026
Conglomerates	—	503	—	503
Containers & Glass Products	—	439	—	439
Drugs	—	418	—	418
Electronics/Electrical	—	2,386	—	2,386
Financial Intermediaries	—	1,397	—	1,397
Food Products	—	582	—	582
Food Service	—	717	—	717
Food/Drug Retailers	—	490	—	490
Health Care	—	2,931	—	2,931
Industrial Equipment	—	823	—	823
Leisure Goods/Activities/Movies	—	701	—	701

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Lodging & Casinos	$—	$1,472	$—	$1,472
Oil & Gas	—	1,712	—	1,712
Publishing	—	2,195	—	2,195
Radio & Television	—	1,688	—	1,688
Retailers (except food & drug)	—	1,243	—	1,243
Utilities	—	1,675	—	1,675
Total Bank Loan Obligations	—	31,293	—	31,293
Corporate Debt Securities
AirTransport	—	208	690	898
Banking	—	476	—	476
Cable & Satellite Television	—	367	—	367
Chemicals	—	223	—	223
Electric—Generation	—	346	—	346
Electronics	—	454	—	454
Energy—Exploration & Production	—	404	—	404
Gaming	—	63	—	63
Gas Distribution	—	459	—	459
Health Care	—	589	—	589
Industrial Equipment	—	273	—	273
Telecom—Integrated/Services	—	787	—	787
Telecom—Wireless	—	571	—	571
Utilities	—	816	—	816
Total Corporate Debt Securities	—	6,036	690	6,726
Short-Term Investments	—	3,435	—	3,435
Total Investments	—	40,764	690	41,454
High Income
Investments:
Bank Loan Obligations
Electric—Generation	—	3,346	—	3,346
Total Bank Loan Obligations	—	3,346	—	3,346
Corporate Debt Securities
Airlines	—	9,761	6,991	16,752
Apparel/Textiles	—	1,510	—	1,510
Auto Loans	—	14,091	—	14,091
Automakers	—	9,594	—	9,594
Banking	—	51,606	—	51,606
Beverage	—	1,196	—	1,196
Building Materials	—	14,951	—	14,951

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Chemicals	$—	$16,706	$—	$16,706
Consumer/Commercial/Lease Financing	—	15,636	—	15,636
Department Stores		3,231		3,231
Diversified Capital Goods	—	2,190	—	2,190
Electric—Generation	—	35,677	—	35,677
Electric—Integrated	—	1,639	—	1,639
Electronics	—	13,561	—	13,561
Energy—Exploration & Production	—	28,076	—	28,076
Food & Drug Retailers	—	7,758	—	7,758
Forestry/Paper	—	9,692	—	9,692
Gaming	—	29,308	—	29,308
Gas Distribution	—	35,395	—	35,395
Health Care	—	14,016	—	14,016
Health Facilities	—	10,533	—	10,533
Health Services	—	3,520	—	3,520
Hotels	—	7,515	—	7,515
Investments & Misc. Financial Services	—	5,957	—	5,957
Machinery	—	2,100	—	2,100
Media—Broadcast	—	29,179	—	29,179
Media—Cable	—	33,428	—	33,428
Media—Services	—	13,111	—	13,111
Metals/Mining Excluding Steel	—	6,512	—	6,512
Multi—Line Insurance	—	3,803	—	3,803
Packaging	—	8,371	—	8,371
Printing & Publishing	—	9,862	—	9,862
Real Estate Dev. & Mgt.	—	2,135	—	2,135
REITs	—	8,956	—	8,956
Restaurants	—	1,066	—	1,066
Software/Services	—	25,287	—	25,287
Specialty Retail	—	4,534	—	4,534
Steel Producers/Products	—	9,566	—	9,566
Support—Services	—	22,268	—	22,268
Telecom—Integrated/Services	—	57,151	—	57,151
Telecom—Wireless	—	22,518	—	22,518
Total Corporate Debt Securities	—	602,966	6,991	609,957
Short-Term Investments	—	46,898	—	46,898
Total Investments	—	653,210	6,991	660,201

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Municipal Intermediate Bond
Investments:
Municipal Debt Securities^	$—	$111,262	$—	$111,262
Total Investments	—	111,262	—	111,262
Municipal Money
Investments:
Municipal Notes^	—	220,247	—	220,247
Total Investments	—	220,247	—	220,247
New York Municipal Money
Investments:
Municipal Notes^	—	237,033	—	237,033
Total Investments	—	237,033	—	237,033
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	21,284	—	21,284
U.S. Government Agency Securities	—	2,615	—	2,615
Mortgage-Backed Securities^	—	20,368	—	20,368
Corporate Debt Securities^	—	11,819	—	11,819
Asset-Backed Securities	—	5,570	0	5,570
Short-Term Investments	—	3,933	—	3,933
Total Investments	—	65,589	0	65,589
Strategic Income
Investments:
Bank Loan Obligations
Electric—Generation	—	1,426	—	1,426
Food Products	—	742	—	742
Total Bank Loan Obligations	—	2,168	—	2,168
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	22,205	—	22,205
Mortgage-Backed Securities
Adjustable Rate Mortgages	—	1,142	—	1,142
Fannie Mae	—	22,678	—	22,678
Freddie Mac	—	3,534	—	3,534
Government National Mortgage Association	—	9	—	9
Total Mortgage-Backed Securities	—	27,363	—	27,363

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Corporate Debt Securities
Aerospace/Defense	$—	$161	$—	$161
Airlines	—	1,123	2,918	4,041
Apparel/Textiles	—	217	—	217
Auto Loans	—	1,793	—	1,793
Automakers	—	1,305	—	1,305
Banking	—	20,631	—	20,631
Beverage	—	3,193	—	3,193
Building Materials	—	1,864	—	1,864
Chemicals	—	4,896	—	4,896
Commercial Services	—	1,157	—	1,157
Consumer/Commercial/Lease Financing	—	2,022	—	2,022
Department Stores	—	771	—	771
Diversified Capital Goods	—	867	—	867
Diversified Financial Services	—	4,936	—	4,936
Electric	—	1,681	—	1,681
Electric—Generation	—	3,623	—	3,623
Electric—Integrated	—	981	—	981
Electronics	—	1,630	—	1,630
Energy—Alternate Sources	—	248	—	248
Energy—Exploration & Production	—	5,168	—	5,168
Food	—	1,156	—	1,156
Food & Drug Retailers	—	641	—	641
Forestry/Paper	—	1,181	—	1,181
Gaming	—	3,362	—	3,362
Gas Distribution	—	5,347	—	5,347
Health Care	—	2,253	—	2,253
Health Facilities	—	1,466	—	1,466
Health Services	—	467	—	467
Hotels	—	1,062	—	1,062
Insurance	—	1,657	—	1,657
Integrated Energy	—	330	—	330
Investments & Misc. Financial Services	—	797	—	797
Machinery	—	242	—	242
Media	—	2,431	—	2,431
Media—Broadcast	—	4,034	—	4,034
Media—Cable	—	5,781	—	5,781
Media—Services	—	1,533	—	1,533
Metals/Mining Excluding Steel	—	2,033	—	2,033

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Multi—Line Insurance	$—	$702	$—	$702
Office/Business Equipment	—	893	—	893
Oil & Gas	—	1,441	—	1,441
Oil Refining & Marketing	—	850	—	850
Packaging	—	1,459	—	1,459
Pharmaceuticals	—	1,169	—	1,169
Pipelines	—	1,885	—	1,885
Printing & Publishing	—	1,193	—	1,193
Real Estate	—	752	—	752
Real Estate Dev. & Mgt.	—	284	—	284
REITs	—	1,557	—	1,557
Restaurants	—	149	—	149
Retail	—	485	—	485
Semiconductors	—	536	—	536
Software/Services	—	3,416	—	3,416
Specialty Retail	—	641	—	641
Steel Producers/Products	—	2,375	—	2,375
Support-Services	—	2,899	—	2,899
Telecom—Integrated/Services	—	8,068	—	8,068
Telecom—Wireless	—	3,786	—	3,786
Telecommunications	—	2,043	—	2,043
Tobacco	—	3,292	—	3,292
Total Corporate Debt Securities	—	133,915	2,918	136,833
Asset-Backed Securities	—	31,874	—	31,874
Government Securities	—
Quasi—Sovereign	—	339	—	339
Sovereign	—	6,626	126	6,752
Total Government Securities	—	6,965	126	7,091
Short-Term Investments	—	14,876	—	14,876
Total Investments	—	239,366	3,044	242,410

^       The Schedule of Investments provides information on the industry or state categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/09	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 4/30/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/10
Investments in Securities:
Core Bond
Corporate Debt Securities
Industrial/Airlines	$1,255	$—	$76	$138	$—	$1,469	$76
Asset-Backed Securities	23	—	(5)	(15)	—	3	(7)
Total	1,278	—	71	123	—	1,472	69
Floating Rate Income
Corporate Debt Securities
Aerospace & Defense	—	—	(5)	274	—	269	(5)
AirTransport	—	—	(2)	423	—	421	(3)
Total	—	—	(7)	697	—	690	(8)
High Income
Corporate Debt Securities
Airlines	6,931	—	463	(1,629)	1,226	6,991	304
Electric—Generation	1,010	—	—	(1,010)	—	—	—
Total	7,941	—	463	(2,639)	1,226	6,991	304
Short Duration
Mortgage-Backed Securities	0	—	—	—	—	0	—
Strategic Income
Corporate Debt Securities
Airlines	1,559	1	163	977	218	2,918	140
Food & Beverage/ Pharmaceuticals	442	—	4	—	(446)	—	—
Government Securities
Sovereign	—	—	(2)	128	—	126	(2)
Total	2,001	1	165	1,105	(228)	3,044	138

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs

    The following is a summary, by category of Level, of inputs used to value the Fund's derivatives as of April 30, 2010:

(000's omitted)	Level 1	Level 2	Level 3	Total
Short Duration
Futures Contracts	$ 46	$ —	$ —	$ 46
Liability Valuation Inputs

    The following is a summary, by category of Level, of inputs used to value the Funds' derivatives as of April 30, 2010:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures Contracts	$ (16)	$ —	$ —	$ (16)
Strategic Income
Futures Contracts	(61)	—	—	(6)

##        At April 30, 2010, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$174,596	$5,122	$3,759	$1,363
Floating Rate Income	40,972	581	99	482
High Income	608,177	52,842	818	52,024
Municipal Intermediate Bond	109,535	1,972	245	1,727
Short Duration	70,498	317	5,226	(4,909)
Strategic Income	230,578	11,960	128	11,832

@@	Municipal securities held by Municipal Money and New York Municipal Money are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Municipal securities held by Municipal Intermediate Bond are within the four highest rating categories assigned by a NRSRO or, where not rated, are determined by Management to be of comparable quality. Approximately 43%, 93%, and 91% of the municipal securities held by Municipal Intermediate Bond, Municipal Money, and New York Municipal Money, respectively, have credit enhancement features backing them, on which a Fund may rely, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give a Fund the right to sell back the issue on the date specified.

‡	Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2010, these securities amounted to approximately $8,585,000 or 5.8% of net assets for Core Bond, approximately $3,459,000 or 9.1% of net assets for Floating Rate Income, approximately $189,203,000 or 30.3% of net assets for High Income, approximately $43,976,000 or 19.4% of net assets for Municipal Money, approximately $25,740,000 or 10.7% of net assets for New York Municipal Money, approximately $2,806,000 or 4.3% of net assets for Short Duration, and approximately $38,806,000 or 16.4% of net assets for Strategic Income.

ß	Security is guaranteed by the corporate or non-profit obligor.

Ø	All or a portion of this security was purchased on a when-issued basis. At April 30, 2010, these securities amounted to $28,107,000 for Core Bond, $4,436,000 for High Income, $873,000 for Municipal Intermediate Bond and $14,026,000 for Strategic Income.

¢	All or a portion of this security was purchased on a delayed delivery basis.

As of April 30, 2010, the value of Floating Rate Income's unfunded loan commitments was approximately $3,954,000 pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Advantage Sales & Marketing LLC, Term Loan, 5.00%, due 4/7/16	$1,000,000	$1,003,000
Advantage Sales & Marketing LLC, Term Loan, 8.50%, due 4/7/17	250,000	250,000
Great Point Power, Term Loan DD, 5.50%, due 2/4/17	205,000	205,000
Medicom LLC, Term Loan E, 4.50%, due 10/20/17	500,000	500,000
Pilot Travel Centers LLC, Term Loan B, 5.25%, due 12/15/15	500,000	502,000
Quad Graphics, Inc., Term Loan B, 4.00%, due 1/26/16	800,000	793,000
Six Flags Theme Parks, Inc., Term Loan, 0.69%, due 4/21/16	500,000	500,000
Universal City Development, Term Loan B, 5.50%, due 10/13/14	200,000	201,000

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2010.

w	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

**	Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

È	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@
This debt is guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. At April 30, 2010, these securities amounted to approximately $2,615,000 or 4.1% of net assets for Short Duration.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

#
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At April 30, 2010, these securities amounted to approximately $0 or 0.0% of net assets for Core Bond and approximately $0 or 0.0% of net assets for Short Duration.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of April 30, 2010	Fair Value Percentage of Net Assets as of April 30, 2010
Core Bond	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.72%, due 7/13/10	6/29/2006	$642	0.9%	$0	0.0%
Short Duration	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.72%, due 7/13/10	9/14/2007	227	0.2	0	0.0

*  Security is in default.

a  Security is subject to a guarantee provided by Banco Santander, backing 100% of the total principal.

b  Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

c  Security is subject to a guarantee provided by Branch Banking & Trust Co., backing 100% of the total principal.

d  Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

e  Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

f  Security is subject to a guarantee provided by Federal Home Loan Bank, backing 100% of the total principal.

g  Security is subject to a guarantee provided by Freddie Mac, backing 100% of the total principal.

h  Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

i  Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

j  Security is subject to a guarantee provided by PNC Bank, backing 100% of the total principal.

k  Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

l  Security is subject to a guarantee provided by TD Bank N.A., backing 100% of the total principal.

m  Security is subject to a guarantee provided by Wells Fargo & Co., backing 100% of the total principal.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	April 30, 2010	April 30, 2010	April 30, 2010	April 30, 2010
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$175,959	$41,454	$629,555	$111,262
Affiliated issuers	—	—	30,646	—
	175,959	41,454	660,201	111,262
Cash	—	—	—	48
Deposits with brokers for futures contracts	162	—	—	—
Dividends and interest receivable	1,103	279	15,234	1,553
Receivable for securities sold	1,680	1,254	8,862	473
Receivable for variation margin (Note A)	—	—	—	—
Receivable for Fund shares sold	695	151	2,326	10
Receivable from administrator—net (Note B)	—	28	—	41
Receivable for securities lending income—net (Note A)	—	—	8	—
Prepaid expenses and other assets	—	—	1	—
Total Assets	179,599	43,166	686,632	113,387
Liabilities
Distributions payable	103	—	808	20
Payable for collateral on securities loaned (Note A)	—	—	30,573	—
Payable for securities purchased	29,933	4,925	29,617	871
Payable for Fund shares redeemed	211	43	1,112	222
Payable to investment manager (Notes A & B)	8	14	242	23
Payable to administrator—net (Note B)	23	—	131	—
Payable for variation margin (Note A)	16	—	—	—
Accrued expenses and other payables	66	41	174	71
Total Liabilities	30,360	5,023	62,657	1,207
Net Assets at value	$149,239	$38,143	$623,975	$112,180
Net Assets consist of:
Paid-in capital	$146,327	$37,590	$582,640	$110,557
Undistributed net investment income (loss)	—	—	543	—
Distributions in excess of net investment income	(34)	(4)	—	—
Accumulated net realized gains (losses) on investments	1,559	75	(12,483)	(104)
Net unrealized appreciation (depreciation) in value of investments	1,387	482	53,275	1,727
Net Assets at value	$149,239	$38,143	$623,975	$112,180
Net Assets
Investor Class	$18,457	$—	$372,926	$112,180
Institutional Class	107,329	35,314	180,723	—
Trust Class	—	—	—	—
Class A	21,303	2,533	60,667	—
Class C	2,150	296	9,514	—
Class R3	—	—	145	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,767	—	40,474	9,856
Institutional Class	10,258	3,490	19,582	—
Trust Class	—	—	—	—
Class A	2,042	250	6,581	—
Class C	206	29	1,031	—
Class R3	—	—	16	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.44	$—	$9.21	$11.38
Institutional Class	10.46	10.12	9.23	—
Trust Class	—	—	—	—
Class R3	—	—	9.22	—
Net Asset Value and redemption price per share
Class A	$10.43	$10.13	$9.22	$—
Offering Price per share
Class A‡	$11.07	$10.58	$9.78	$—
Net Asset Value and offering price per share
Class C^	$10.44	$10.12	$9.23	$—
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$29,980	$—
*Cost of Investments:
Unaffiliated issuers	$174,556	$40,972	$576,280	$109,535
Affiliated issuers	—	—	30,646	—
Total cost of investments	$174,556	$40,972	$606,926	$109,535

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL MONEY FUND	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	April 30, 2010	April 30, 2010	April 30, 2010	April 30, 2010
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$220,247	$237,033	$65,589	$242,410
Affiliated issuers	—	—	—	—
	220,247	237,033	65,589	242,410
Cash	1,933	1,492	—	—
Deposits with brokers for futures contracts	—	—	—	133
Dividends and interest receivable	233	280	294	3,323
Receivable for securities sold	4,266	1,115	1,383	4,107
Receivable for variation margin (Note A)	—	—	9	—
Receivable for Fund shares sold	3	—	118	6,878
Receivable from administrator—net (Note B)	33	64	5	—
Receivable for securities lending income—net (Note A)	—	—	—	—
Prepaid expenses and other assets	1	—	2	—
Total Assets	226,716	239,984	67,400	256,851
Liabilities
Distributions payable	—	—	13	366
Payable for collateral on securities loaned (Note A)	—	—	—	—
Payable for securities purchased	—	—	2,633	19,633
Payable for Fund shares redeemed	10	—	78	222
Payable to investment manager (Notes A & B)	51	55	13	99
Payable to administrator—net (Note B)	—	—	—	66
Payable for variation margin (Note A)	—	—	—	61
Accrued expenses and other payables	105	124	76	74
Total Liabilities	166	179	2,813	20,521
Net Assets at value	$226,550	$239,805	$64,587	$236,330
Net Assets consist of:
Paid-in capital	$226,508	$240,298	$85,818	$221,986
Undistributed net investment income (loss)	18	—	—	—
Distributions in excess of net investment income	—	—	(184)	(144)
Accumulated net realized gains (losses) on investments	24	(493)	(16,627)	2,545
Net unrealized appreciation (depreciation) in value of investments	—	—	(4,420)	11,943
Net Assets at value	$226,550	$239,805	$64,587	$236,330
Net Assets
Investor Class	$226,550	$239,805	$55,575	$—
Institutional Class	—	—	—	73,466
Trust Class	—	—	9,012	10,769
Class A	—	—	—	90,391
Class C	—	—	—	61,704
Class R3	—	—	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	226,582	240,298	6,909	—
Institutional Class	—	—	—	6,758
Trust Class	—	—	1,176	991
Class A	—	—	—	8,308
Class C	—	—	—	5,676
Class R3	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$1.00	$1.00	$8.04	$—
Institutional Class	—	—	—	10.87
Trust Class	—	—	7.67	10.87
Class R3	—	—	—	—
Net Asset Value and redemption price per share
Class A	$—	$—	$—	$10.88
Offering Price per share
Class A‡	$—	$—	$—	$11.36
Net Asset Value and offering price per share
Class C^	$—	$—	$—	$10.87
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—	$—
*Cost of Investments:
Unaffiliated issuers	$220,247	$237,033	$70,055	$230,406
Affiliated issuers	—	—	—	—
Total cost of investments	$220,247	$237,033	$70,055	$230,406

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2010	For the Period from December 29, 2009 (Commencement of Operations) to April 30, 2010	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$2,295	$590	$29,381	$1,913
Income from securities loaned—net (Note F)	—	—	46	—
Foreign taxes withheld	—	—	—	—
Total income	$2,295	$590	$29,427	$1,913
Expenses:
Investment management fees (Note B)	155	51	1,408	128
Administration fees (Note B)	37	6	176	31
Administration fees (Note B):
Investor Class	22	—	427	107
Institutional Class	37	9	59	—
Trust Class	—	—	—	—
Class A	19	—	45	—
Class C	2	—	6	—
Class R3	—	—	—	—
Distribution fees (Note B):
Investor Class	26	—	—	—
Trust Class	—	—	—	—
Class A	23	1	53	—
Class C	8	—	28	—
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	19	—	85	52
Institutional Class	11	7	8	—
Trust Class	—	—	—	—
Class A	8	1	9	—
Class C	—	1	2	—
Class R3	—	—	1	—
Organization expense (Note A)	—	103	—	—
Audit fees	12	11	26	23
Custodian fees (Note B)	56	30	110	29
Insurance expense	4	—	16	2
Legal fees	34	28	66	56
Registration and filing fees	38	36	56	12
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	94	—
Shareholder reports	11	12	43	5
Trustees' fees and expenses	24	16	24	24
Miscellaneous	3	—	16	2
Total expenses	549	312	2,758	471

See Notes to Financial Statements

	MUNICIPAL MONEY FUND	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$428	$407	$995	$5,381
Income from securities loaned—net (Note F)	—	—	—	—
Foreign taxes withheld	—	—	—	(1)
Total income	$428	$407	$995	$5,380
Expenses:
Investment management fees (Note B)	333	350	78	483
Administration fees (Note B)	80	84	19	53
Administration fees (Note B):
Investor Class	279	294	57	—
Institutional Class	—	—	—	23
Trust Class	—	—	18	14
Class A	—	—	—	72
Class C	—	—	—	50
Class R3	—	—	—	—
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	—	4
Class A	—	—	—	86
Class C	—	—	—	235
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	71	66	30	—
Institutional Class	—	—	—	11
Trust Class	—	—	11	11
Class A	—	—	—	30
Class C	—	—	—	16
Class R3	—	—	—	—
Organization expense (Note A)	—	—	—	—
Audit fees	19	9	24	25
Custodian fees (Note B)	51	152	33	72
Insurance expense	17	22	3	2
Legal fees	56	103	35	36
Registration and filing fees	18	2	20	48
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	—	—
Shareholder reports	21	17	8	10
Trustees' fees and expenses	24	24	24	24
Miscellaneous	9	10	2	4
Total expenses	978	1,133	362	1,309

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2010	For the Period from December 29, 2009 (Commencement of Operations) to April 30, 2010	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010
Expenses reimbursed by administrator (Note B)	(44)	(239)	(22)	(139)
Management and administration fees waived (Notes A & B)	(139)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—
Total net expenses	366	73	2,736	332
Net investment income (loss)	$1,929	$517	$26,691	$1,581
Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,587	75	27,967	232
Financial futures contracts	(38)	—	—	—

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,301	482	10,039	1,183
Affiliated investment securities	(11)	—	—	—
Financial futures contracts	(2)	—	—	—
Net gain (loss) on investments	3,837	557	38,006	1,415
Net increase (decrease) in net assets resulting from operations	$5,766	$1,074	$64,697	$2,996

See Notes to Financial Statements

	MUNICIPAL MONEY FUND	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010
Expenses reimbursed by administrator (Note B)	(575)	(751)	(139)	(239)
Management and administration fees waived (Notes A & B)	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—
Total net expenses	403	382	223	1,070
Net investment income (loss)	$25	$25	$772	$4,310

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	24	13	176	2,711
Financial futures contracts	—	—	137	(117)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	—	—	1,883	5,538
Affiliated investment securities	—	—	—	—
Financial futures contracts	—	—	(25)	(37)
Net gain (loss) on investments	24	13	2,171	8,095
Net increase (decrease) in net assets resulting from operations	$49	$38	$2,943	$12,405

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Period from December 29, 2009 (Commencement of Operations) to April 30, 2010 (Unaudited)	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,929	$3,216	$517	$26,691	$31,495
Net realized gain (loss) on investments	1,549	582	75	27,967	13,429
Change in net unrealized appreciation (depreciation) of investments	2,288	11,672	482	10,039	85,767
Net increase (decrease) in net assets resulting from operations	5,766	15,470	1,074	64,697	130,691
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(305)	(1,356)	—	(20,339)	(27,611)
Institutional Class	(1,374)	(1,584)	(512)	(6,560)	(1,317)
Trust Class	—	—	—	—	—
Class A	(267)	(219)	(8)	(2,033)	(264)
Class C	(17)	(15)	(1)	(241)	(36)
Class R3	—	—	—	(4)	(2)
Net realized gain on investments:
Investor Class	(95)	(17)	—	—	—
Institutional Class	(288)	(18)	—	—	—
Trust Class	—	—	—	—	—
Class A	(65)	(3)	—	—	—
Class C	(4)	—	—	—	—
Total distributions to shareholders	(2,415)	(3,212)	(521)	(29,177)	(29,230)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,525	9,831	—	48,867	369,323
Institutional Class	50,831	54,887	34,309	101,578	83,277
Trust Class	—	—	—	—	—
Class A	6,206	19,189	2,511	41,995	23,619
Class C	1,391	755	292	7,080	2,531
Class R3	—	—	—	77	70
Proceeds from reinvestment of dividends and distributions:
Investor Class	326	1,080	—	19,181	25,779
Institutional Class	1,196	1,390	512	2,744	415
Trust Class	—	—	—	—	—
Class A	284	188	8	1,830	222
Class C	6	6	1	72	8
Class R3	—	—	—	4	2
Payments for shares redeemed:
Investor Class	(10,775)	(35,233)	—	(141,438)	(241,645)
Institutional Class	(6,250)	(35,023)	(43)	(18,639)	(1,123)
Trust Class	—	—	—	—	—
Class A	(4,203)	(2,242)	—	(9,973)	(495)
Class C	(128)	(165)	—	(572)	(113)
Class R3	—	—	—	(21)	—
Net increase (decrease) from Fund share transactions	42,409	14,663	37,590	52,785	261,870
Net Increase (Decrease) in Net Assets	45,760	26,921	38,143	88,305	363,331
Net Assets:
Beginning of period	103,479	76,558	—	535,670	172,339
End of period	$149,239	$103,479	$38,143	$623,975	$535,670
Undistributed net investment income (loss) at end of period	$—	$—	$—	$543	$3,029
Distributions in excess of net investment income at end of period	$(34)	$—	$(4)	$—	$—

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND		MUNICIPAL MONEY FUND
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,581	$1,438	$25	$1,712
Net realized gain (loss) on investments	232	63	24	40
Change in net unrealized appreciation (depreciation) of investments	1,183	1,443	—	—
Net increase (decrease) in net assets resulting from operations	2,996	2,944	49	1,752
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(1,581)	(1,438)	(25)	(1,695)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(40)	(18)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(1,581)	(1,438)	(65)	(1,713)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	25,668	73,302	152,906	524,114
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,459	1,044	65	1,713
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Payments for shares redeemed:
Investor Class	(8,695)	(9,084)	(242,868)	(604,750)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	18,432	65,262	(89,897)	(78,923)
Net Increase (Decrease) in Net Assets	19,847	66,768	(89,913)	(78,884)
Net Assets:
Beginning of period	92,333	25,565	316,463	395,347
End of period	$112,180	$92,333	$226,550	$316,463
Undistributed net investment income (loss) at end of period	$—	$—	$18	$18
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL MONEY FUND		SHORT DURATION BOND FUND
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$25	$1,712	$772	$2,843
Net realized gain (loss) on investments	13	(368)	313	(7,877)
Change in net unrealized appreciation (depreciation) of investments	—	—	1,858	6,745
Net increase (decrease) in net assets resulting from operations	38	1,344	2,943	1,711
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(25)	(1,712)	(1,088)	(2,678)
Institutional Class	—	—	—	—
Trust Class	—	—	(162)	(409)
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(25)	(1,712)	(1,250)	(3,087)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	93,040	466,801	8,311	7,877
Institutional Class	—	—	—	—
Trust Class	—	—	1,745	2,444
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	25	1,712	992	2,480
Institutional Class	—	—	—	—
Trust Class	—	—	157	400
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Payments for shares redeemed:
Investor Class	(176,679)	(545,986)	(7,834)	(18,058)
Institutional Class	—	—	—	—
Trust Class	—	—	(1,264)	(3,795)
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	(83,614)	(77,473)	2,107	(8,652)
Net Increase (Decrease) in Net Assets	(83,601)	(77,841)	3,800	(10,028)
Net Assets:
Beginning of period	323,406	401,247	60,787	70,815
End of period	$239,805	$323,406	$64,587	$60,787
Undistributed net investment income (loss) at end of period	$—	$—	$—	$294
Distributions in excess of net investment income at end of period	$—	$—	$(184)	$—

See Notes to Financial Statements

	STRATEGIC INCOME FUND
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,310	$2,000
Net realized gain (loss) on investments	2,594	2,090
Change in net unrealized appreciation (depreciation) of investments	5,501	6,941
Net increase (decrease) in net assets resulting from operations	12,405	11,031
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Institutional Class	(1,488)	(397)
Trust Class	(223)	(115)
Class A	(1,777)	(1,089)
Class C	(1,061)	(398)
Class R3	—	—
Net realized gain on investments:
Investor Class	—	—
Institutional Class	(646)	—
Trust Class	(97)	—
Class A	(744)	—
Class C	(534)	—
Total distributions to shareholders	(6,570)	(1,999)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Institutional Class	59,816	14,705
Trust Class	4,143	6,948
Class A	48,845	70,930
Class C	24,965	34,836
Class R3	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Institutional Class	989	382
Trust Class	315	112
Class A	2,042	558
Class C	635	129
Class R3	—	—
Payments for shares redeemed:
Investor Class	—	—
Institutional Class	(7,842)	(2,534)
Trust Class	(649)	(1,227)
Class A	(30,880)	(8,316)
Class C	(1,627)	(1,021)
Class R3	—	—
Net increase (decrease) from Fund share transactions	100,752	115,502
Net Increase (Decrease) in Net Assets	106,587	124,534
Net Assets:
Beginning of period	129,743	5,209
End of period	$236,330	$129,743
Undistributed net investment income (loss) at end of period	$—	$95
Distributions in excess of net investment income at end of period	$(144)	$—

See Notes to Financial Statements

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Municipal Money, New York Municipal Money, Short Duration, and Strategic Income, (each individually a "Fund", and collectively the "Funds") are separate operating series of Neuberger Berman Income Funds (formerly, Lehman Brothers Income Funds), (the "Trust"), a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. On June 1, 2009, the Trust changed its name from Lehman Brothers Income Funds to Neuberger Berman Income Funds. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Six Funds offer Investor Class shares, four offer Institutional Class shares, two offer Trust Class shares, four offer Class A shares, four offer Class C shares and one offers Class R3 shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

It is the policy of Municipal Money and New York Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance a Fund will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedules of Investments.

3
Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which High Income and Short Duration participated as a plaintiff. The amounts of such proceeds for the six months ended April 30, 2010 were $207 and $162,395 for High Income and Short Duration, respectively.

See Notes to Schedule of Investments	92

5	Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes"("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of April 30, 2010, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on October 31, 2009, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, expiration of capital loss carryforwards, characterization of distributions, delayed settlement compensation on bank loans, distribution redesignations, and contingent payment debt instrument basis adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Core Bond	$3,212,281	$3,860,611	$—	$—	$—	$—	$—	$—	$3,212,281	$3,860,611
High Income	29,230,047	22,528,252	—	—	—	—	—	—	29,230,047	22,528,252
Municipal Intermediate Bond	16,815	411	1,421,035	1,035,831	—	24,194	—	—	1,437,850	1,060,436
Municipal Money	18,308	13,846	1,694,560	17,775,982	—	5,377	—	—	1,712,868	17,795,205
New York Municipal Money	—	10,506	1,712,449	16,253,133	—	211	—	—	1,712,449	16,263,850
Short Duration	3,087,008	4,863,512	—	—	—	—	—	—	3,087,008	4,863,512
Strategic Income	1,998,867	557,000	—	—	—	724,810	—	119,014	1,998,867	1,400,824

See Notes to Schedule of Investments	93

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$543,865	$—	$—	$(890,156)	$—	$(346,291)
High Income	3,650,106	—	—	42,035,149	(39,249,161)	6,436,094
Municipal Intermediate Bond	—	111,095	—	544,297	(335,979)	319,413
Municipal Money	40,057	18,748	—	—	—	58,805
New York Municipal Money	—	33,956	—	—	(506,022)	(472,066)
Short Duration	305,789	—	—	(6,622,635)	(16,595,063)	(22,911,909)
Strategic Income	2,288,984	—	—	6,393,290	—	8,682,274

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, partnership basis adjustments, mark to market on certain futures contract transactions, capital loss carryforwards, amortization of bond premium, organization expenses and delayed settlement compensation on bank loans.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2009, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2010	2011	2012	2013	2014	2015	2016	2017
High Income	$—	$—	$—	$—	$3,893,592	$—	$35,355,569	$—
Municipal Intermediate Bond	—	—	—	—	—	—	335,979	—
New York Municipal Money	—	—	—	—	—	—	138,731	367,291
Short Duration	—	—	2,468,731	3,168,736	2,244,689	643,625	—	8,069,282

During the year ended October 31, 2009, High Income and Municipal Intermediate Bond utilized capital loss carryforwards of $13,446,858 and $62,793, respectively. Short Duration had $456,883 of capital loss carryforwards expire during the year ended October 31, 2009.

6	Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7	Organization expenses: Costs incurred by Floating Rate Income in connection with its organization, which amount to $102,640, have been expensed as incurred.

8	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's

See Notes to Schedule of Investments	94

expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9
Security lending: A third party, eSecLending, currently serves as exclusive lending agent for Core Bond, High Income and Short Duration. eSecLending, as agent, has assisted these Funds in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with any Fund; as such, no Fund is guaranteed any particular level of income.Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

The market value of each Fund's investments in Quality Fund as of the fiscal period ended April 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which a Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive an amount back from Quality Fund that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

Net income from the applicable securities lending arrangements represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. Short Duration did not loan any securities during the fiscal period ended April 30, 2010. For Core Bond and High Income, for the fiscal period ended April 30, 2010, the approximate amount of net income received under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned—net", and the approximate amount of interest income that was earned from Quality Fund for Core Bond and High Income are as follows:

	Net Income Received under the Securities Lending Arrangements	Interest Income Earned From the Quality Fund
Core Bond	$—	$373
High Income	45,595	15,912

10
Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11
Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the

See Notes to Schedule of Investments	95

difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

13	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

14	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15
Derivative instruments: During the six months ended April 30, 2010, the Funds' use of derivatives was limited to financial futures contracts. The Funds adopted ASC 815 "Derivatives and Hedging" ("ASC 815"), effective December 1, 2008. The disclosure requirements of ASC 815 distinguish between derivatives that are accounted for as hedges and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: Each of Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates, and each of Core Bond and Strategic Income may also invest in financial futures contracts for investment purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed for Core Bond and Strategic Income, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to a Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

See Notes to Schedule of Investments	96

During the period ended April 30, 2010, Floating Rate Income, High Income and Municipal Intermediate Bond did not enter into any financial futures contracts. During the six months ended April 30, 2010, Core Bond, Short Duration and Strategic Income entered into financial futures contracts for hedging purposes, including as a maturity or duration management device. At April 30, 2010, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	June 2010	20 U.S. Treasury Notes, 10 Year	Short	$(16,563)
Short Duration	June 2010	48 U.S. Treasury Notes, 2 Year	Long	$45,750
Strategic Income	June 2010	10 U.S. Treasury Notes, 30 Year	Short	$(22,578)
Strategic Income	June 2010	47 U.S. Treasury Notes, 10 Year	Short	$(38,922)

During the six months ended April 30, 2010, the average notional amount of financial futures contracts was:

Core Bond	$(2,000,000)
Short Duration	9,666,667
Strategic Income	(2,966,667)

At April 30, 2010, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Core Bond: $162,024

Short Duration: $184,739 in Fannie Mae Whole Loan, 10.80%, due 5/3/10

Strategic Income: $132,679

At April 30, 2010, the Funds had the following derivatives (not accounted for as hedging instruments under ASC 815), for open contracts grouped by primary risk exposure:

Asset Derivatives

Interest Rate Risk
Short Duration
Futures Contracts(1)	$45,750
Total Value	$45,750

Liability Derivatives
Interest Rate Risk
Core Bond
Futures Contracts(1)	$(16,563)
Total Value	$(16,563)
Strategic Income
Futures Contracts(1)	$(61,500)
Total Value	$(61,500)

(1)
Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) of futures contracts as of April 30, 2010 is shown in "Futures Contracts" above and is included in "Net unrealized appreciation (depreciation) in value of investments" within the Statements of Assets and Liabilities. The outstanding variation margin, if any, is included in "Receivable/Payable for variation margin" within the Statements of Assets and Liabilities as of April 30, 2010.

See Notes to Schedule of Investments	97

The impact of these derivative instruments on the Statements of Operations during the six months ended April 30, 2010 was as follows:

Realized Gain (Loss)(1)

Interest Rate Risk
Core Bond
Futures Contracts	$(37,976)
Total Realized Gain (Loss)	$(37,976)
Short Duration
Futures Contracts	$137,234
Total Realized Gain (Loss)	$137,234
Strategic Income
Futures Contracts	$(117,321)
Total Realized Gain (Loss)	$(117,321)

Change in Appreciation (Depreciation)(2)

Interest Rate Risk
Core Bond
Futures Contracts	$(2,500)
Total Change in Appreciation (Depreciation)	$(2,500)
Short Duration
Futures Contracts	$(25,375)
Total Change in Appreciation (Depreciation)	$(25,375)
Strategic Income
Futures Contracts	$(37,484)
Total Change in Appreciation (Depreciation)	$(37,484)

(1)	Statements of Operations location: Net realized gain (loss) on financial futures contracts.

(2)
Statements of Operations location: Change in net unrealized appreciation (depreciation) in value of financial futures contracts.

Management has concluded that the Funds, except Core Bond, Short Duration and Strategic Income, did not hold any derivative instruments during the six months ended April 30, 2010 that require additional disclosures pursuant to ASC 815.

16	Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

See Notes to Schedule of Investments	98

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except Floating Rate Income, High Income, and Strategic Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Floating Rate Income, High Income, and Strategic Income each pay Management a fee for investment management services at the annual rates of 0.50%, 0.48%, and 0.55%, respectively, of its average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.18% (0.25% prior to March 3, 2010) of the average daily net assets of Core Bond. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the six months ended April 30, 2010, such waived fees amounted to $138,807 for Core Bond.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Institutional Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Class A and Class C of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, and Class R3 of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class, Institutional Class, Trust Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2010, the Investor Class of High Income reimbursed Management $93,652 under its contractual expense limitation.

At April 30, 2010, contingent liabilities to Management under the contractual expense limitations were as follows:

			Expenses Deferred in Fiscal Period Ending October 31,
			2007	2008		2009	2010
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2010	2011		2012	2013
Core Bond Investor Class	0.85%	10/31/20	$68,273	$62,629		$90,020	$17,830
Core Bond Institutional Class	0.45%	10/31/20	54,868	60,609		81,405	18,535
Core Bond Class A	0.85%	10/31/20	—	1,700	(2)	14,617	7,000
Core Bond Class C	1.60%	10/31/20	—	1,695	(2)	3,790	323

See Notes to Schedule of Investments	99

				Expenses Deferred in Fiscal Period Ending October 31,
				2007	2008		2009		2010
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2010	2011		2012		2013
Floating Rate Income Institutional Class	0.70%		10/31/13	$—	$—		$—		$234,250	(8)
Floating Rate Income Class A	1.07%		10/31/13	—	—		—		3,385	(7)
Floating Rate Income Class C	1.82%		10/31/13	—	—		—		1,680	(8)
High Income Investor Class	1.00%		10/31/13	—	—		—		—
High Income Institutional Class	0.75%		10/31/13	—	—		22,388	(6)	10,672
High Income Class A	1.12%		10/31/13	—	—		4,496	(6)	8,428
High Income Class C	1.87%		10/31/13	—	—		693	(6)	1,480
High Income Class R3	1.37%		10/31/13	—	—		1,035	(6)	1,366
Municipal Intermediate Bond Investor Class	0.65%		10/31/13	153,618	170,458		213,114		138,821
Municipal Money Investor Class	0.59	%(5)	10/31/13	50,949	—		176,691		192,802
New York Municipal Money Investor Class	0.59	%(3)(5)	10/31/13	—	—		191,176		306,522
Short Duration Investor Class	0.70%		10/31/13	204,360	202,732		247,213		110,125
Short Duration Trust Class	0.80%		10/31/13	54,550	52,852		62,762		28,813
Strategic Income Institutional Class	0.75	%(4)	10/31/20	356,257	372,887		148,644		62,950
Strategic Income Trust Class	1.10%		10/31/13	3,394	24,251		50,305		19,881
Strategic Income Class A	1.15%		10/31/20	—	6,744	(2)	198,132		88,710
Strategic Income Class C	1.85%		10/31/20	—	6,026	(2)	78,520		67,468

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)	Period from December 20, 2007 to October 31, 2008.

(3)	In addition to the contractual limitation above, beginning August 26, 2008, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that its total annual Operating Expenses are limited to .55% of average daily net assets. For the six months ended April 30, 2010, such voluntarily waived fees amounted to $55,985.

(4)	Prior to February 28, 2008, the expense limitation was .85%.

(5)	In addition to the contractual and/or voluntary limitations previously listed, Management also voluntarily waived expenses as necessary to maintain a minimum yield for Municipal Money and New York Municipal Money. Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to the Funds. For the six months ended April 30, 2010, such voluntarily waived fees amounted to $382,675 and $388,167 for Municipal Money and New York Municipal Money, respectively.

(6)	Period from May 27, 2009 to October 31, 2009.

(7)	Period from December 29, 2009 to April 30, 2010.

(8)
Period from December 30, 2009 to April 30, 2010.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management

See Notes to Schedule of Investments	100

Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and NBFI were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

These events have not had a material impact on the Funds or their operations. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Municipal Money, Short Duration, and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as sub-adviser to Core Bond, Floating Rate Income and New York Municipal Money, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses. However, Management receives fees from Core Bond's Investor Class, Class A, and Class C, Floating Rate Income's Class A and Class C, High Income's Class A, Class C, and Class R3 and Strategic Income's Trust Class, Class A, and Class C, under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's and Strategic Income Class A's average daily net assets, respectively; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's and Strategic Income Class C's average daily net assets, respectively. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 4.25% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

See Notes to Schedule of Investments	101

For the six months ended April 30, 2010, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Core Bond Class A	$1,177	$—	$—	$—
Core Bond Class C	—	769	—	—
Floating Rate Income Class A	221	—	—	—
Floating Rate Income Class C	—	—	—	—
High Income Class A	5,399	—	—	—
High Income Class C	—	2,295	—	—
Strategic Income Class A	12,781	3	—	—
Strategic Income Class C	—	10,248	—	—

During the six months ended April 30, 2010, Municipal Money and New York Municipal Money engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common trustees/directors and/or common officers ("Interfund Transactions"). These Interfund Transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Municipal Money	$20,601,335	$22,836,466
New York Municipal Money	5,803,843	27,702,229

Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2010, the impact of this arrangement was a reduction of expenses of $8, $115, $340, $274, $412, $368, $11 and $97 for Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Municipal Money, New York Municipal Money, Short Duration, and Strategic Income, respectively.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities and financial futures contracts) for the six months ended April 30, 2010, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$227,530,896	$33,419,354	$192,289,069	$27,546,473
Floating Rate Income	—	54,058,604	—	16,678,330
High Income	—	474,248,551	—	408,884,396
Municipal Intermediate Bond	—	70,301,553	—	51,564,350
Short Duration	11,931,013	5,120,317	7,418,101	10,161,514
Strategic Income	123,283,762	148,102,582	117,012,924	52,922,366

All securities transactions for Municipal Money and New York Municipal Money were short-term.

See Notes to Schedule of Investments	102

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2010 and for the year ended October 31, 2009 was as follows:

	For the Six Months Ended April 30, 2010				For the Year Ended October 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	344	32	(1,061)	(685)	1,052	118	(3,836)	(2,666)
Institutional Class	4,955	117	(609)	4,463	5,704	150	(3,768)	2,086
Class A	605	28	(412)	221	2,013	19	(227)	1,805
Class C	136	1	(13)	124	82	1	(18)	65
Floating Rate Income:
Institutional Class(2)	3,443	51	(4)	3,490	—	—	—	—
Class A(1)	249	1	—	250	—	—	—	—
Class C(2)	29	—	—	29	—	—	—	—
High Income:
Investor Class	5,472	2,151	(15,899)	(8,276)	51,650	3,412	(32,540)	22,522
Institutional Class	11,376	305	(2,075)	9,606	10,062	49	(135)	9,976 (3)
Class A	4,689	204	(1,112)	3,781	2,834	26	(60)	2,800 (3)
Class C	791	8	(63)	736	307	1	(13)	295 (3)
Class R3	9	—	(2)	7	9	—	—	9 (3)
Municipal Intermediate Bond:
Investor Class	2,265	129	(767)	1,627	6,539	94	(816)	5,817
Municipal Money:
Investor Class	152,906	65	(242,868)	(89,897)	524,114	1,713	(604,750)	(78,923)
New York Municipal Money:
Investor Class	93,040	25	(176,679)	(83,614)	466,801	1,712	(545,986)	(77,473)
Short Duration:
Investor Class	1,051	126	(989)	188	1,059	334	(2,452)	(1,059)
Trust Class	232	21	(168)	85	349	56	(541)	(136)
Strategic Income:
Institutional Class	5,632	93	(735)	4,990	1,472	38	(264)	1,246
Trust Class	391	30	(61)	360	709	11	(128)	592
Class A	4,582	193	(2,908)	1,867	7,204	55	(837)	6,422
Class C	2,351	60	(153)	2,258	3,493	12	(101)	3,404

(1)  Period from December 29, 2009 (Commencement of Operations) to April 30, 2010.

(2)  Period from December 30, 2009 (Commencement of Operations) to April 30, 2010.

(3)  Period from May 27, 2009 (Commencement of Operations) to October 31, 2009.

103

Note E—Lines of Credit:

During the six months ended April 30, 2010, Core Bond, Floating Rate Income, High Income, Municipal Money, New York Municipal Money, Short Duration and Strategic Income were participants in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Floating Rate Income was added on March 25, 2010. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2010. During the six months ended April 30, 2010, none of the Funds utilized this line of credit.

At April 30, 2010, Municipal Money and New York Municipal Money were participants in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2010. During the six months ended April 30, 2010, none of the Funds utilized this line of credit.

Note F—Investments In Affiliates:

	Balance of Shares Held October 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2010	Value April 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Core Bond:
Neuberger Berman Securities Lending Quality Fund, LLC*	1,080,134	63,813	1,143,947	—	$—	$373
High Income:
Neuberger Berman Securities Lending Quality Fund, LLC*	12,894,714	100,479,630	83,329,380	30,044,964	$30,645,863	$15,912

*
Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Funds.

Note G—Subsequent Events:

In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Funds' financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Funds' financial statements.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

104

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2010 (Unaudited)	$10.19	$0.15	@	$0.29	$0.44	$(0.15)	$(0.04)	$—	$(0.19)
10/31/2009	$8.64	$0.40	@	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
10/31/2008	$9.76	$0.39	@	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)
10/31/2007	$9.85	$0.44	@	$(0.09)	$0.35	$(0.44)	$—	$—	$(0.44)
10/31/2006	$10.09	$0.41	@	$0.09	$0.50	$(0.43)	$(0.31)	$—	$(0.74)
Period from 10/1/2005 to 10/31/2005	$10.21	$0.03	@	$(0.12)	$(0.09)	$(0.03)	$—	$—	$(0.03)
9/30/2005‡‡	$10.51	$0.31	@	$(0.04)	$0.27	$(0.31)	$(0.26)	$—	$(0.57)
Institutional Class
4/30/2010 (Unaudited)	$10.21	$0.17	@	$0.29	$0.46	$(0.17)	$(0.04)	$—	$(0.21)
10/31/2009	$8.65	$0.43	@	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
10/31/2008	$9.77	$0.43	@	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)
10/31/2007	$9.86	$0.48	@	$(0.09)	$0.39	$(0.48)	$—	$—	$(0.48)
10/31/2006	$10.11	$0.45	@	$0.08	$0.53	$(0.47)	$(0.31)	$—	$(0.78)
Period from 10/1/2005 to 10/31/2005	$10.22	$0.03	@	$(0.11)	$(0.08)	$(0.03)	$—	$—	$(0.03)
9/30/2005‡‡	$10.52	$0.33	@	$(0.02)	$0.31	$(0.35)	$(0.26)	$—	$(0.61)
Class A
4/30/2010 (Unaudited)	$10.18	$0.15	@	$0.29	$0.44	$(0.15)	$(0.04)	$—	$(0.19)
10/31/2009	$8.64	$0.37	@	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	@	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)
Class C
4/30/2010 (Unaudited)	$10.18	$0.11	@	$0.30	$0.41	$(0.11)	$(0.04)	$—	$(0.15)
10/31/2009	$8.64	$0.32	@	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	@	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)

See Notes to Financial Highlights	106

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2010 (Unaudited)	$—	$10.44	4.34	%**	$18.5	.85%*	.85	%‡*	2.88%*	173%**
10/31/2009	$—	$10.19	23.10%		$25.0	.86%	.86	%‡	4.39%	450%
10/31/2008	$—	$8.64	(7.72)%		$44.2	.85%	.85	%‡	4.08%	430%
10/31/2007	$—	$9.76	3.67%		$35.9	.85%	.85	%‡	4.51%	404%
10/31/2006	$—	$9.85	5.21%		$33.9	.86%	.85	%‡	4.22%	399%
Period from 10/1/2005 to 10/31/2005	$—	$10.09	(.87	)%**	$31.7	.85%*	.85	%‡*	3.51%*	34%**
9/30/2005‡‡	$—	$10.21	2.64%		$31.2	.86%	.85	%‡	3.03%	462%
Institutional Class
4/30/2010 (Unaudited)	$—	$10.46	4.55	%**	$107.3	.45%*	.45	%‡*	3.25%*	173%**
10/31/2009	$—	$10.21	23.70%		$59.1	.45%	.45	%‡	4.60%	450%
10/31/2008	$—	$8.65	(7.34)%		$32.1	.45%	.45	%‡	4.48%	430%
10/31/2007	$—	$9.77	4.08%		$47.2	.45%	.45	%‡	4.91%	404%
10/31/2006	$—	$9.86	5.52%		$44.5	.46%	.45	%‡	4.60%	399%
Period from 10/1/2005 to 10/31/2005	$—	$10.11	(.73	)%**	$47.5	.45%*	.45	%‡*	3.91%*	34%**
9/30/2005‡‡	$—	$10.22	3.05%		$48.5	.45%	.45	%‡	3.17%	462%
Class A
4/30/2010 (Unaudited)	$—	$10.43	4.35	%**	$21.3	.85%*	.85	%‡*	2.88%*	173%**
10/31/2009	$—	$10.18	22.96%		$18.5	.85%	.85	%‡	3.81%	450%
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.37	)%**	$0.1	.85%*	.85	%‡*	4.01%*	430%^^
Class C
4/30/2010 (Unaudited)	$—	$10.44	4.06	%**	$2.2	1.60%*	1.60	%‡*	2.07%*	173%**
10/31/2009	$—	$10.18	22.04%		$0.8	1.61%	1.61	%‡	3.39%	450%
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.98	)%**	$0.1	1.60%*	1.60	%‡*	3.24%*	430%^^

107

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
Period from 12/30/2009^ to 4/30/2010 (Unaudited)	$10.00	$0.17	@	$0.12	$0.29	$(0.17)	$—	$—	$(0.17)
Class A
Period from 12/29/2009^ to 4/30/2010 (Unaudited)	$10.00	$0.14	@	$0.14	$0.28	$(0.15)	$—	$—	$(0.15)
Class C
Period from 12/30/2009^ to 4/30/2010 (Unaudited)	$10.00	$0.13	@	$0.13	$0.26	$(0.14)	$—	$—	$(0.14)
High Income Bond Fund
Investor Class
4/30/2010 (Unaudited)	$8.66	$0.40	@	$0.59	$0.99	$(0.44)	$—	$—	$(0.44)
10/31/2009	$6.57	$0.74	@	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
10/31/2008	$9.00	$0.66	@	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)
10/31/2007	$9.08	$0.68	@	$(0.08)	$0.60	$(0.68)	$—	$—	$(0.68)
10/31/2006	$9.10	$0.59	@	$(0.02)	$0.57	$(0.59)	$—	$—	$(0.59)
10/31/2005	$9.54	$0.55	@	$(0.44)	$0.11	$(0.55)	$—	$—	$(0.55)
Institutional Class
4/30/2010 (Unaudited)	$8.68	$0.41	@	$0.59	$1.00	$(0.45)	$—	$—	$(0.45)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	@	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)
Class A
4/30/2010 (Unaudited)	$8.66	$0.40	@	$0.59	$0.99	$(0.43)	$—	$—	$(0.43)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	@	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)
Class C
4/30/2010 (Unaudited)	$8.67	$0.36	@	$0.60	$0.96	$(0.40)	$—	$—	$(0.40)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	@	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)
Class R3
4/30/2010 (Unaudited)	$8.67	$0.43	@	$0.54	$0.97	$(0.42)	$—	$—	$(0.42)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	@	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)

See Notes to Financial Highlights	108

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
Period from 12/30/2009^ to 4/30/2010 (Unaudited)	$—	$10.12	2.88	%**	$35.3	.70	%*§§	.70	%‡*§§	5.06	%*§§	57	%**
Class A
Period from 12/29/2009^ to 4/30/2010 (Unaudited)	$—	$10.13	2.81	%**	$2.5	1.08	%*§§	1.08	%‡*§§	4.23	%*§§	57	%**
Class C
Period from 12/30/2009^ to 4/30/2010 (Unaudited)	$—	$10.12	2.64	%**	$0.3	1.82	%*§§	1.82	%‡*§§	3.97	%*§§	57	%**
High Income Bond Fund
Investor Class
4/30/2010 (Unaudited)	$—	$9.21	11.68	%**	$372.9	.96	%*	.96	%§*	9.05	%*	72	%**
10/31/2009	$—	$8.66	44.38%		$422.2	1.00%		1.00	%‡	9.90%		167%
10/31/2008	$0.01	$6.57	(20.86)%		$172.3	.92%		.92	%‡	7.96%		115%
10/31/2007	$—	$9.00	6.73%		$369.2	.92%		.92	%‡	7.41%		153%
10/31/2006	$—	$9.08	6.53%		$588.3	.90%		.89	%‡	6.52%		136%
10/31/2005	$—	$9.10	1.17%		$779.7	.91%		.91%		5.88%		63%
Institutional Class
4/30/2010 (Unaudited)	$—	$9.23	11.78	%**	$180.7	.75	%*	.75	%‡*	9.34	%*	72	%**
Period from 5/27/2009^ to 10/31/2009	$—	$8.68	20.23	%**	$86.6	.75	%*	.75	%‡*	9.86	%*	167	%^^
Class A
4/30/2010 (Unaudited)	$—	$9.22	11.58	%**	$60.7	1.12	%*	1.12	%‡*	8.92	%*	72	%**
Period from 5/27/2009^ to 10/31/2009	$—	$8.66	19.69	%**	$24.3	1.12	%*	1.12	%‡*	9.19	%*	167	%^^
Class C
4/30/2010 (Unaudited)	$—	$9.23	11.28	%**	$9.5	1.87	%*	1.87	%‡*	8.03	%*	72	%**
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.43	%**	$2.6	1.87	%*	1.87	%‡*	8.26	%*	167	%^^
Class R3
4/30/2010 (Unaudited)	$—	$9.22	11.44	%**	$0.1	1.37	%*	1.37	%‡*	9.79	%*	72	%**
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.76	%**	$0.1	1.37	%*	1.37	%‡*	9.29	%*	167	%^^

109

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund
Investor Class
4/30/2010 (Unaudited)	$11.22	$0.17	@	$0.16	$0.33	$(0.17)	$—	$—	$(0.17)
10/31/2009	$10.60	$0.35	@	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
10/31/2008	$11.20	$0.41	@	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)
10/31/2007	$11.36	$0.41	@	$(0.12)	$0.29	$(0.41)	$(0.04)	$—	$(0.45)
10/31/2006	$11.33	$0.40	@	$0.08	$0.48	$(0.40)	$(0.05)	$—	$(0.45)
10/31/2005	$11.81	$0.40	@	$(0.41)	$(0.01)	$(0.40)	$(0.07)	$—	$(0.47)
Municipal Money Fund
Investor Class
4/30/2010 (Unaudited)	$0.9999	$0.0001		$0.0001	$0.0002	$(0.0001)	$(0.0001)	$—	$(0.0002)
10/31/2009	$0.9999	$0.0040		$0.0000	$0.0040	$(0.0040)	$(0.0000)	$—	$(0.0040)
10/31/2008	$0.9999	$0.0209		$0.0000	$0.0209	$(0.0209)	$(0.0000)	$—	$(0.0209)
10/31/2007	$0.9998	$0.0313		$0.0001	$0.0314	$(0.0313)	$(0.0000)	$—	$(0.0313)
10/31/2006	$0.9998	$0.0276		$0.0000	$0.0276	$(0.0276)	$—	$—	$(0.0276)
10/31/2005	$0.9998	$0.0158		$—	$0.0158	$(0.0158)	$—	$—	$(0.0158)
New York Municipal Money Fund
Invstor Class
4/30/2010 (Unaudited)	$0.9984	$0.0001		$(0.0005)	$(0.0004)	$(0.0001)	$—	$—	$(0.0001)
10/31/2009	$0.9997	$0.0036		$(0.0013)	$0.0023	$(0.0036)	$—	$—	$(0.0036)
10/31/2008	$1.0000	$0.0216		$(0.0003)	$0.0213	$(0.0216)	$(0.0000)	$—	$(0.0216)
10/31/2007	$1.0000	$0.0322		$0.0000	$0.0322	$(0.0322)	$(0.0000)	$—	$(0.0322)
Period from 12/19/2005^ to 10/31/2006	$1.0000	$0.0249		$0.0000	$0.0249	$(0.0249)	$—	$—	$(0.0249)
Short Duration Bond Fund
Investor Class
4/30/2010 (Unaudited)	$7.83	$0.10	@	$0.27	$0.37	$(0.16)	$—	$—	$(0.16)
10/31/2009	$7.91	$0.35	@	$(0.05)	$0.30	$(0.38)	$—	$—	$(0.38)
10/31/2008	$9.13	$0.41	@	$(1.18)	$(0.77)	$(0.45)	$—	$—	$(0.45)
10/31/2007	$9.11	$0.41	@	$0.06	$0.47	$(0.45)	$—	$—	$(0.45)
10/31/2006	$9.13	$0.35	@	$0.03	$0.38	$(0.40)	$—	$—	$(0.40)
10/31/2005	$9.41	$0.25	@	$(0.18)	$0.07	$(0.35)	$—	$—	$(0.35)

See Notes to Financial Highlights	110

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund
Investor Class
4/30/2010 (Unaudited)	$—	$11.38	2.99%**	$112.2	.65%*	.65	%‡*	3.10%*	50%**
10/31/2009	$—	$11.22	9.42%	$92.3	.65%	.65	%‡	3.15%	146%
10/31/2008	$—	$10.60	(1.74)%	$25.6	.66%	.64	%‡	3.65%	39%
10/31/2007	$—	$11.20	2.61%	$27.8	.66%	.65	%‡	3.61%	9%
10/31/2006	$—	$11.36	4.38%	$32.1	.66%	.65	%‡	3.56%	28%
10/31/2005	$—	$11.33	(.09)%	$33.7	.66%	.66	%‡	3.44%	16%
Municipal Money Fund
Investor Class
4/30/2010 (Unaudited)	$—	$0.9999	.02%**	$226.6	.30%*	.30	%‡*	.02%*	n/a
10/31/2009	$—	$0.9999	.40%	$316.5	.57%	.57	%‡	.43%	n/a
10/31/2008	$—	$0.9999	2.12%	$395.3	.59%	.58	%§	2.06%	n/a
10/31/2007	$—	$0.9999	3.18%	$871.5	.59%	.59	%‡	3.13%	n/a
10/31/2006	$—	$0.9998	2.80%	$773.2	.59%	.59	%‡	2.81%	n/a
10/31/2005	$—	$0.9998	1.59%	$587.1	.60%	.60%		1.62%	n/a
New York Municipal Money Fund
Invstor Class
4/30/2010 (Unaudited)	$—	$0.9979	.01%**	$239.8	.27%*	.27	%a*	.02%*	n/a
10/31/2009	$—	$0.9984	.37%	$323.4	.52%	.52	%a	.38%	n/a
10/31/2008	$—	$0.9997	2.19%	$401.2	.49%	.48	%a	2.09%	n/a
10/31/2007	$—	$1.0000	3.27%	$723.1	.48%	.46	%a	3.22%	n/a
Period from 12/19/2005^ to 10/31/2006	$—	$1.0000	2.51%**	$173.2	.55%*	.54	%a*	2.94%*	n/a
Short Duration Bond Fund
Investor Class
4/30/2010 (Unaudited)	$—	$8.04	4.76%**	$55.6	.70%*	.70	%‡*	2.49%*	28%**
10/31/2009	$—	$7.83	4.18%	$52.6	.70%	.70	%‡	4.73%	48%
10/31/2008	$—	$7.91	(8.70)%	$61.6	.70%	.70	%‡	4.73%	10%
10/31/2007	$—	$9.13	5.24%	$93.4	.70%	.70	%‡	4.54%	53%
10/31/2006	$—	$9.11	4.28%	$108.1	.71%	.70	%‡	3.80%	74%
10/31/2005	$—	$9.13	.77%	$151.8	.71%	.70	%‡	2.75%	166%

111

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Trust Class
4/30/2010 (Unaudited)	$7.46	$0.09	@	$0.27	$0.36	$(0.15)	$—	$—		$(0.15)
10/31/2009	$7.54	$0.33	@	$(0.06)	$0.27	$(0.35)	$—	$—		$(0.35)
10/31/2008	$8.70	$0.38	@	$(1.12)	$(0.74)	$(0.42)	$—	$—		$(0.42)
10/31/2007	$8.68	$0.39	@	$0.05	$0.44	$(0.42)	$—	$—		$(0.42)
10/31/2006	$8.70	$0.32	@	$0.03	$0.35	$(0.37)	$—	$—		$(0.37)
10/31/2005	$8.97	$0.23	@	$(0.17)	$0.06	$(0.33)	$—	$—		$(0.33)
Strategic Income Fund
Institutional Class
4/30/2010 (Unaudited)	$10.58	$0.29	@	$0.43	$0.72	$(0.30)	$(0.13)	$—		$(0.43)
10/31/2009	$8.78	$0.45	@	$1.79	$2.24	$(0.44)	$—	$—		$(0.44)
10/31/2008	$10.38	$0.44	@	$(1.02)	$(0.58)	$(0.31 @	$(0.61)@	$(0.10	)@	$(1.02)
10/31/2007	$10.65	$0.43	@	$0.15	$0.58	$(0.45)	$(0.40)	$—		$(0.85)
10/31/2006	$10.90	$0.38	@	$0.65	$1.03	$(0.46)	$(0.82)	$—		$(1.28)
10/31/2005	$10.72	$0.37	@	$0.34	$0.71	$(0.45)	$(0.08)	$—		$(0.53)
Trust Class
4/30/2010 (Unaudited)	$10.58	$0.27	@	$0.43	$0.70	$(0.28)	$(0.13)	$—		$(0.41)
10/31/2009	$8.77	$0.43	@	$1.78	$2.21	$(0.40)	$—	$—		$(0.40)
10/31/2008	$10.38	$0.42	@	$(1.05)	$(0.63)	$(0.27)@	$(0.61)@	$(0.10	)@	$(0.98)
Period from 4/2/2007^ to 10/31/2007	$10.39	$0.24	@	$(0.02)	$0.22	$(0.23)	$—	$—		$(0.23)
Class A
4/30/2010 (Unaudited)	$10.59	$0.26	@	$0.43	$0.69	$(0.27)	$(0.13)	$—		$(0.40)
10/31/2009	$8.78	$0.43	@	$1.77	$2.20	$(0.39)	$—	$—		$(0.39)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	@	$(0.78)	$(0.42)	$(0.28)@	$(0.61)@	$(0.10	)@	$(0.99)
Class C
4/30/2010 (Unaudited)	$10.58	$0.22	@	$0.44	$0.66	$(0.24)	$(0.13)	$—		$(0.37)
10/31/2009	$8.78	$0.36	@	$1.76	$2.12	$(0.32)	$—	$—		$(0.32)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	@	$(0.77)	$(0.48)	$(0.22)@	$(0.61)@	$(0.10	)@	$(0.93)

See Notes to Financial Highlights	112

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
4/30/2010 (Unaudited)	$—	$7.67	4.84	%**	$9.0	.80%*	.80	%‡*	2.39%*	28%**
10/31/2009	$—	$7.46	4.02%		$8.1	.80%	.80	%‡	4.62%	48%
10/31/2008	$—	$7.54	(8.76)%		$9.3	.80%	.80	%‡	4.64%	10%
10/31/2007	$—	$8.70	5.15%		$13.1	.80%	.80	%‡	4.44%	53%
10/31/2006	$—	$8.68	4.16%		$16.6	.81%	.80	%‡	3.69%	74%
10/31/2005	$—	$8.70	.64%		$20.1	.81%	.81	%‡	2.64%	166%
Strategic Income Fund
Institutional Class
4/30/2010 (Unaudited)	$—	$10.87	6.96	%**	$73.5	.75%*	.75	%‡*	5.44%*	98%**
10/31/2009	$—	$10.58	25.97%		$18.7	.75%	.75	%‡	4.59%	322%
10/31/2008	$—	$8.78	(6.09)%		$4.6	.84%	.83	%‡	4.54%	323%
10/31/2007	$—	$10.38	5.64%		$17.0	.86%	.85	%‡	4.10%	99%
10/31/2006	$—	$10.65	10.34%		$20.4	.86%	.85	%‡	3.66%	111%
10/31/2005	$—	$10.90	6.68%		$26.2	.86%	.85	%‡	3.43%	89%
Trust Class
4/30/2010 (Unaudited)	$—	$10.87	6.78	%**	$10.8	1.10%*	1.10	%‡*	5.05%*	98%**
10/31/2009	$—	$10.58	25.66%		$6.7	1.10%	1.10	%‡	4.32%	322%
10/31/2008	$—	$8.77	(6.54)%		$0.3	1.15%	1.14	%‡	4.36%	323%
Period from 4/2/2007^ to 10/31/2007	$—	$10.38	2.16	%**	$0.2	1.11%*	1.10	%‡*	3.92%*	99%^^
Class A
4/30/2010 (Unaudited)	$—	$10.88	6.74	%**	$90.4	1.15%*	1.15	%‡*	4.93%*	98%**
10/31/2009	$—	$10.59	25.51%		$68.2	1.15%	1.15	%‡	4.25%	322%
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(4.64	)%**	$0.2	1.21%*	1.20	%‡*	4.36%*	323%^^
Class C
4/30/2010 (Unaudited)	$—	$10.87	6.37	%**	$61.7	1.85%*	1.85	%‡*	4.24%*	98%**
10/31/2009	$—	$10.58	24.47%		$36.2	1.85%	1.85	%‡	3.53%	322%
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(5.22	)%**	$0.1	1.91%*	1.90	%‡*	3.56%*	323%^^

113

Notes to Financial Highlights Income Funds (Unaudited)

††	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡	After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,		Year Ended October 31,									Year Ended September 30,
	2010		2009		2008		2007		2006	2005		2005
Core Bond Fund Investor Class	1.25%		1.40%		1.25%		1.30%		1.46%	1.58	%(3)	1.05%
Core Bond Fund Institutional Class	.72%		.94%		.83%		.83%		.91%	1.05	%(3)	.55%
Core Bond Fund Class A	1.15%		1.36%		2.73	%(1)	—		—	—		—
Core Bond Fund Class C	1.86%		2.68%		3.43	%(1)	—		—	—		—
Floating Rate Income Fund Institutional Class	2.36	%(6)§§	—		—		—		—	—		—
Floating Rate Income Fund Class A	2.90	%(5)§§	—		—		—		—	—		—
Floating Rate Income Fund Class C	5.98	%(6)§§	—		—		—		—	—		—
High Income Bond Fund Investor Class	—		1.04%		.92%		.92%		.90%	—		—
High Income Bond Fund Institutional Class	.77%		.91	%(4)	—		—		—	—		—
High Income Bond Fund Class A	1.16%		1.27	%(4)	—		—		—	—		—
High Income Bond Fund Class C	1.92%		2.02	%(4)	—		—		—	—		—
High Income Bond Fund Class R3	4.43%		5.53	%(4)	—		—		—	—		—
Municipal Intermediate Bond Fund Investor Class	.92%		1.12%		1.24%		1.17%		1.19%	1.10%		—
Municipal Money Fund Investor Class	.73%		.70%		—		.59%		.61%	—		—
Short Duration Bond Fund Investor Class	1.11%		1.18%		.95%		.90%		.80%	.80%		—
Short Duration Bond Fund Trust Class	1.50%		1.58%		1.27%		1.18%		1.06%	1.02%		—
Strategic Income Fund Institutional Class	.99%		2.47%		4.03%		2.73%		2.29%	1.82%		—
Strategic Income Fund Trust Class	1.57%		3.00%		9.14%		4.81	%(2)	—	—		—
Strategic Income Fund Class A	1.41%		1.93%		7.52	%(1)	—		—	—		—
Strategic Income Fund Class C	2.14%		2.55%		8.75	%(1)	—		—	—		—

114

Notes to Financial Highlights Income Funds (Unaudited) (cont'd)

(1) (2) (3) (4) (5) (6)
Period from December 20, 2007 to October 31, 2008.

Period from April 2, 2007 to October 31, 2007.

Period from October 1, 2005 to October 31, 2005.

Period from May 27, 2009 to October 31, 2009.

Period from December 29, 2009 to April 30, 2010.

Period from December 30, 2009 to April 30, 2010.

§	After reimbursement of expenses previously paid by Management. Had a Fund not made such reimbursements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30, 2010	Year Ended October 31, 2008
High Income Bond Fund Investor Class	.91%	—
Municipal Money Fund Investor Class	—	.56%

a
After utilization of the Line of Credit by New York Municipal Money, reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions or had the Fund not utilized the Line of Credit, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2010	2009	2008	2007	2006
New York Municipal Money Fund Investor Class	.81%	.68%	.53%	.57%	.69	%(1)

(1)	Period from December 19, 2005 to October 31, 2006.

n/a	Not applicable.

^	The date investment operations commenced.

*	Annualized.

**	Not annualized.

@
The per share amounts which are shown for the periods ended October 31, 2005 and thereafter (September 30, 2005 and thereafter for Core Bond) have been calculated based on the average number of shares outstanding during each fiscal period.

‡‡
Effective after the close of business on June 10, 2005, Management succeeded Ariel Capital Management, LLC, as the Fund's investment manager. The financial highlights for the year ended September 30, 2005 include the income and expenses attributable to the Ariel Premier Bond Fund for the period from October 1, 2004 through June 10, 2005, and the income and expenses of the Fund thereafter.

^^
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income (Trust Class), for the year ended October 31, 2008 for Core Bond and Strategic Income (Class A and C) and for the year ended October 31, 2009 for High Income.

§§	Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

115

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Support Services 800.366.6264

Sub-Adviser
Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

For Institutional Class and Trust Class Shareholders Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services 800.366.6264

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

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Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
New York Municipal Money Fund Inquiries: 888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0314 0610

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss, and Candace Straight.  Ms. Goss, Mr. Morriss, and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the  Sarbanes-Oxley  Act are not deemed “filed” for purposes of Section 18 of the Securities  Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated  by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2010